UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )
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Soliciting Material under §240.14a-12

Qurate Retail, Inc.

(Name of Registrant as Specified In Its Charter)
N/A

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112300 Liberty Boulevard
Englewood, Colorado 80112
(720) 875-5300
April 13, 2020
Dear Stockholder:
You are cordially invited to attend the 2020 annual meeting of stockholders of Qurate Retail, Inc. (Qurate Retail) to be held at 8:00 a.m., Mountain time, on May 21, 2020. Due to concerns about the coronavirus, this year the annual meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You may attend the meeting, submit questions and vote your shares electronically during the meeting via the Internet by visiting www.virtualshareholdermeeting.com/QRI2020. To enter the annual meeting, you will need the 16-digit control number that is printed in the box marked by the arrow on your proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the meeting on May 21, 2020.
At the annual meeting, you will be asked to consider and vote on the proposals described in the accompanying notice of annual meeting and proxy statement, as well as on such other business as may properly come before the meeting.
Your vote is important, regardless of the number of shares you own. Whether or not you plan to attend the annual meeting, please read the enclosed proxy materials and then promptly vote via the Internet or telephone or by completing, signing and returning by mail the enclosed proxy card. Doing so will not prevent you from later revoking your proxy or changing your vote at the meeting.
Thank you for your cooperation and continued support and interest in Qurate Retail.
Very truly yours,
Michael A. George
President and Chief Executive Officer
The proxy materials relating to the annual meeting will first be made available on or about April 16, 2020.

QURATE RETAIL, INC.
12300 Liberty Boulevard
Englewood, Colorado 80112
(720) 875-5300

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
to be Held on May 21, 2020
NOTICE IS HEREBY GIVEN of the annual meeting of stockholders of Qurate Retail, Inc. (formerly named Liberty Interactive Corporation, Qurate Retail) to be held at 8:00 a.m., Mountain time, on May 21, 2020. Due to concerns about the coronavirus (COVID-19), this year the annual meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You may attend the meeting, submit questions and vote your shares electronically during the meeting via the Internet by visiting www.virtualshareholdermeeting.com/QRI2020. To enter the annual meeting, you will need the 16-digit control number that is printed in the box marked by the arrow on your proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the meeting on May 21, 2020. At the annual meeting, you will be asked to consider and vote on the following proposals:
1.
A proposal (which we refer to as the election of directors proposal) to elect Fiona P. Dias, Evan D. Malone, David E. Rapley and Larry E. Romrell to continue serving as Class I members of our board until the 2023 annual meeting of stockholders or their earlier resignation or removal;

2.
A proposal (which we refer to as the auditors ratification proposal) to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2020;

3.
A proposal (which we refer to as the incentive plan proposal) to adopt the Qurate Retail, Inc. 2020 Omnibus Incentive Plan; and

4.
A proposal (which we refer to as the say-on-pay proposal) to approve, on an advisory basis, the compensation of our named executive officers as described in this proxy statement under the heading “Executive Compensation.”

You may also be asked to consider and vote on such other business as may properly come before the annual meeting.
Holders of record of our Series A common stock, par value $0.01 per share, and Series B common stock, par value $0.01 per share, in each case, outstanding as of 5:00 p.m., New York City time, on March 31, 2020, the record date for the annual meeting, will be entitled to notice of the annual meeting and to vote at the annual meeting or any adjournment or postponement thereof. These holders will vote together as a single class on each proposal. A list of stockholders entitled to vote at the annual meeting will be available at our offices at 12300 Liberty Boulevard, Englewood, Colorado 80112 for review by our stockholders for any purpose germane to the annual meeting for at least ten days prior to the annual meeting. If you have any questions with respect to accessing this list, please contact Qurate Retail Investor Relations at (866) 876-0461.
We describe the proposals in more detail in the accompanying proxy statement. We encourage you to read the proxy statement in its entirety before voting.
Our board of directors has unanimously approved each proposal and recommends that you vote “FOR” the election of each director nominee and “FOR” each of the auditors ratification proposal, the incentive plan proposal and the say-on-pay proposal.
Votes may be cast electronically during the annual meeting via the Internet or by proxy prior to the meeting by telephone, via the Internet, or by mail.
Important Notice Regarding the Availability of Proxy Materials For the Annual Meeting of Stockholders to be Held on May 21, 2020: our Notice of Annual Meeting of Stockholders, Proxy Statement, and 2019 Annual Report to Stockholders are available at www.proxyvote.com.

YOUR VOTE IS IMPORTANT. Voting promptly, regardless of the number of shares you own, will aid us in reducing the expense of any further proxy solicitation in connection with the annual meeting.
By order of the board of directors,
Katherine C. Jewell
Assistant Vice President and Secretary
Englewood, Colorado
April 13, 2020
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE VOTE PROMPTLY VIA TELEPHONE OR ELECTRONICALLY VIA THE INTERNET. ALTERNATIVELY, PLEASE COMPLETE, SIGN AND RETURN BY MAIL THE ENCLOSED PAPER PROXY CARD.

PROXY STATEMENT SUMMARY
2020 ANNUAL MEETING OF STOCKHOLDERS

WHEN
8:00 a.m., Mountain time, on May 21, 2020
WHERE
The annual meeting can be accessed virtually via the Internet by visiting www.virtualshareholdermeeting.com/QRI2020
RECORD DATE
5:00 p.m., New York City time, on
March 31, 2020

ITEMS OF BUSINESS
1.
Election of directors proposal—To elect Fiona P. Dias, Evan D. Malone, David E. Rapley and Larry E. Romrell to continue serving as Class I members of our board until the 2023 annual meeting of stockholders or their earlier resignation or removal.

2.
Auditors ratification proposal—To ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2020.

3.
Incentive plan proposal—To adopt the Qurate Retail, Inc. 2020 Omnibus Incentive Plan.

4.
Say-on-pay proposal—To approve, on an advisory basis, the compensation of our named executive officers as described in this proxy statement under the heading “Executive Compensation.”

Such other business as may properly come before the annual meeting.
WHO MAY VOTE
Holders of shares of QRTEA and QRTEB

PROXY VOTING Stockholders of record on the record date are entitled to vote by proxy in the following ways:
By calling 1-800-690-6903 (toll free) in the United States or Canada	Online at www.proxyvote.com	By returning a properly completed, signed and dated proxy card
ANNUAL MEETING AGENDA AND VOTING RECOMMENDATIONS
Proposal	Voting Recommendation	Page Reference (for more detail)
Election of directors proposal	✓ FOR EACH NOMINEE	9
Auditors ratification proposal	✓ FOR	15
Incentive plan proposal	✓ FOR	17
Say-on-pay proposal	✓ FOR	23
 | QURATE RETAIL, INC.  2020 PROXY STATEMENT

QURATE RETAIL, INC.
a Delaware corporation
12300 Liberty Boulevard
Englewood, Colorado 80112
(720) 875-5300
PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
We are furnishing this proxy statement in connection with the board of directors’ solicitation of proxies for use at our 2020 Annual Meeting of Stockholders to be held at 8:00 a.m., Mountain time, on May 21, 2020, or at any adjournment or postponement of the annual meeting. Due to concerns about COVID-19, this year the annual meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You may attend the meeting, submit questions and vote your shares electronically during the meeting via the Internet by visiting www.virtualshareholdermeeting.com/QRI2020. At the annual meeting, we will ask you to consider and vote on the proposals described in the accompanying Notice of Annual Meeting of Stockholders. The proposals are described in more detail in this proxy statement. We are soliciting proxies from holders of our Series A common stock, par value $0.01 per share (QRTEA), and Series B common stock, par value $0.01 per share (QRTEB). We refer to QRTEA and QRTEB together as our common stock.
THE ANNUAL MEETING
Electronic Delivery
Registered stockholders may elect to receive future notices and proxy materials by e-mail. To sign up for electronic delivery, go to www.proxyvote.com. Stockholders who hold shares through a bank, brokerage firm or other nominee may sign up for electronic delivery when voting by Internet at www.proxyvote.com, by following the prompts. Also, stockholders who hold shares through a bank, brokerage firm or other nominee may sign up for electronic delivery by contacting their nominee. Once you sign up, you will not receive a printed copy of the notices and proxy materials, unless you request them. If you are a registered stockholder, you may suspend electronic delivery of the notices and proxy materials at any time by contacting our transfer agent, Broadridge, at (888) 789-8461 (outside the United States (626) 427-6421). Stockholders who hold shares through a bank, brokerage firm or other nominee should contact their nominee to suspend electronic delivery.
Time, Place and Date
The annual meeting of stockholders is to be held at 8:00 a.m., Mountain time, on May 21, 2020. Due to concerns about COVID-19, this year the annual meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You may attend the meeting, submit questions and vote your shares electronically during the meeting via the Internet by visiting www.virtualshareholdermeeting.com/QRI2020. To enter the annual meeting, you will need the 16-digit control number that is printed in the box marked by the arrow on your proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the meeting on May 21, 2020.
Purpose
At the annual meeting, you will be asked to consider and vote on each of the following:
•
the election of directors proposal, to elect Fiona P. Dias, Evan D. Malone, David E. Rapley and Larry E. Romrell to continue serving as Class I members of our board until the 2023 annual meeting of stockholders or their earlier resignation or removal;

•
the auditors ratification proposal, to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2020;

•
the incentive plan proposal, to adopt the Qurate Retail, Inc. 2020 Omnibus Incentive Plan; and

•
the say-on-pay proposal, to approve, on an advisory basis, the compensation of our named executive officers as described in this proxy statement under the heading “Executive Compensation.”

QURATE RETAIL, INC.  2020 PROXY STATEMENT | 1

You may also be asked to consider and vote on such other business as may properly come before the annual meeting, although we are not aware at this time of any other business that might come before the annual meeting.
Quorum
In order to conduct the business of the annual meeting, a quorum must be present. This means that the holders of at least a majority of the aggregate voting power represented by the shares of our common stock outstanding on the record date and entitled to vote at the annual meeting must be represented at the annual meeting either in person or by proxy. Virtual attendance at the annual meeting also constitutes presence in person for purposes of quorum at the meeting. For purposes of determining a quorum, your shares will be included as represented at the meeting even if you indicate on your proxy that you abstain from voting. If a broker, who is a record holder of shares, indicates on a form of proxy that the broker does not have discretionary authority to vote those shares on a particular proposal or proposals, or if those shares are voted in circumstances in which proxy authority is defective or has been withheld, those shares (broker non-votes) will nevertheless be treated as present for purposes of determining the presence of a quorum. See “—Voting Procedures for Shares Held in Street Name—Effect of Broker Non-Votes” below.
Who May Vote
Holders of shares of our common stock, as recorded in our stock register as of 5:00 p.m., New York City time, on March 31, 2020 (such date and time, the record date for the annual meeting), will be entitled to notice of the annual meeting and to vote at the annual meeting or any adjournment or postponement thereof.
Votes Required
Each director nominee who receives a plurality of the combined voting power of the outstanding shares of our common stock present in person or represented by proxy at the annual meeting and entitled to vote on the election of directors at the annual meeting, voting together as a single class, will be elected to the office.
Approval of each of the auditors ratification proposal, the incentive plan proposal and the say-on-pay proposal requires the affirmative vote of a majority of the combined voting power of the outstanding shares of our common stock that are present in person or by proxy, and entitled to vote at the annual meeting, voting together as a single class.
Virtual attendance at the annual meeting also constitutes presence in person for purposes of each required vote.
Votes You Have
At the annual meeting, holders of shares of QRTEA will have one vote per share and holders of shares of QRTEB will have ten votes per share, in each case, that our records show are owned as of the record date.
Recommendation of Our Board of Directors
Our board of directors has unanimously approved each of the proposals and recommends that you vote “FOR” the election of each director nominee and “FOR” each of the auditors ratification proposal, the incentive plan proposal and the say-on-pay proposal.

Shares Outstanding
As of the record date, 387,357,451 shares of QRTEA and 29,381,251 shares of QRTEB were issued and outstanding and entitled to vote at the annual meeting.
Number of Holders
There were, as of the record date, 2,418 and 69 record holders of QRTEA and QRTEB, respectively (which amounts do not include the number of stockholders whose shares are held of record by banks, brokers or other nominees, but include each such institution as one holder).
Voting Procedures for Record Holders
Holders of record of our common stock as of the record date may vote via the Internet at the annual meeting or prior to the annual meeting by telephone or through the Internet. Alternatively, they may give a proxy by completing, signing, dating and returning the proxy card by mail.
2 | QURATE RETAIL, INC.  2020 PROXY STATEMENT

THE ANNUAL MEETING
Holders of record may vote their shares electronically during the meeting via the Internet by visiting www.virtualshareholdermeeting.com/QRI2020. To enter the annual meeting, holders will need the 16-digit control number that is printed in the box marked by the arrow on their proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that they are logged in when the meeting starts. Online check-in will start shortly before the meeting on May 21, 2020.
Instructions for voting prior to the annual meeting by using the telephone or the Internet are printed on the proxy voting instructions attached to the proxy card. In order to vote prior to the annual meeting through the Internet, holders should have their proxy cards available so they can input the required information from the proxy card, and log onto the Internet website address shown on the proxy card. When holders log onto the Internet website address, they will receive instructions on how to vote their shares. The telephone and Internet voting procedures are designed to authenticate votes cast by use of a personal identification number, which will be provided to each voting stockholder separately. Unless subsequently revoked, shares of our common stock represented by a proxy submitted as described herein and received at or before the annual meeting will be voted in accordance with the instructions on the proxy.
YOUR VOTE IS IMPORTANT. It is recommended that you vote by proxy even if you plan to attend the annual meeting. You may change your vote at the annual meeting.
If you submit a properly executed proxy without indicating any voting instructions as to a proposal enumerated in the Notice of Annual Meeting of Stockholders, the shares represented by the proxy will be voted “FOR” the election of each director nominee and “FOR” each of the auditors ratification proposal, the incentive plan proposal and the say-on-pay proposal.
If you submit a proxy indicating that you abstain from voting as to a proposal, it will have no effect on the election of directors proposal and will have the same effect as a vote “AGAINST” each of the other proposals.
If you do not submit a proxy or you do not vote at the annual meeting, your shares will not be counted as present and entitled to vote for purposes of determining a quorum, and your failure to vote will have no effect on determining whether any of the proposals are approved (if a quorum is present).
Voting Procedures for Shares Held in Street Name
General
If you hold your shares in the name of a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or other nominee when voting your shares or to grant or revoke a proxy. The rules and regulations of the New York Stock Exchange and The Nasdaq Stock Market LLC (Nasdaq) prohibit brokers, banks and other nominees from voting shares on behalf of their clients without specific instructions from their clients with respect to numerous matters, including, in our case, all of the proposals described in this proxy statement other than the auditors ratification proposal. Accordingly, to ensure your shares held in street name are voted on these matters, we encourage you to provide promptly specific voting instructions to your broker, bank or other nominee.
Effect of Broker Non-Votes
Broker non-votes are counted as shares of our common stock present and entitled to vote for purposes of determining a quorum but will have no effect on any of the proposals. You should follow the directions your broker, bank or other nominee provides to you regarding how to vote your shares of common stock or how to change your vote or revoke your proxy.
Voting Procedures for Shares Held in the Liberty Media 401(k) Savings Plan
If you hold QRTEA shares through your account in the Liberty Media 401(k) Savings Plan, the trustee for such plan is required to vote your shares as you specify. To allow sufficient time for the trustee to vote your shares, your voting instructions must be received by 11:59 p.m., New York City time, on May 18, 2020. To vote such shares, please follow the instructions provided by the trustee for such plan.
Revoking a Proxy
If you submitted a proxy prior to the start of the annual meeting, you may change your vote by attending the annual meeting online and voting via the Internet at the annual meeting or by delivering a signed proxy revocation or a
QURATE RETAIL, INC.  2020 PROXY STATEMENT | 3

new signed proxy with a later date to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Any signed proxy revocation or later-dated proxy must be received before the start of the annual meeting. In addition, you may change your vote through the Internet or by telephone (if you originally voted by the corresponding method) not later than 11:59 p.m., New York City time, on May 20, 2020 for shares held directly and 11:59 p.m., New York City time, on May 18, 2020 for shares held in the Liberty Media 401(k) Savings Plan.
Your attendance at the annual meeting will not, by itself, revoke a prior vote or proxy from you.
If your shares are held in an account by a broker, bank or other nominee, you should contact your nominee to change your vote or revoke your proxy.
Solicitation of Proxies
We are soliciting proxies by means of our proxy statement and our annual report (together, the proxy materials) on behalf of our board of directors. In addition to this mailing, our employees may solicit proxies personally or by telephone. We pay the cost of soliciting these proxies. We also reimburse brokers and other nominees for their expenses in sending paper proxy materials to you and getting your voting instructions. We have also retained D.F. King & Co., Inc. (D.F. King) to assist in the solicitation of proxies at a cost of  $7,500, plus reasonable out of pocket expenses.
If you have any further questions about voting or attending the annual meeting, please contact Qurate Retail Investor Relations at (866) 876-0461, Broadridge at (888) 789-8461 (outside the United States (626) 427-6421) or our proxy solicitor, D.F. King, at (212) 269-5550 (brokers and banks only) or (800) 714-3306 (toll free).
Other Matters to Be Voted on at the Annual Meeting
Our board of directors is not currently aware of any business to be acted on at the annual meeting other than that which is described in the Notice of Annual Meeting of Stockholders and this proxy statement. If, however, other matters are properly brought to a vote at the annual meeting, the persons designated as proxies will have discretion to vote or to act on these matters according to their best judgment. In the event there is a proposal to adjourn or postpone the annual meeting, the persons designated as proxies will have discretion to vote on that proposal.
4 | QURATE RETAIL, INC.  2020 PROXY STATEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Security Ownership of Certain Beneficial Owners
The following table sets forth information concerning shares of our common stock beneficially owned by each person or entity known by us to own more than five percent of the outstanding shares of each series of our common stock. All of such information is based on publicly available filings, unless otherwise known to us from other sources.
The security ownership information is given as of February 29, 2020 and, in the case of percentage ownership information, is based upon (1) 386,809,007 QRTEA shares and (2) 29,256,424 QRTEB shares, in each case, outstanding on that date. The percentage voting power is presented on an aggregate basis for both series of our common stock.
Name and Address of Beneficial Owner	Title of Series	Amount and Nature of Beneficial Ownership	Percent of Series (%)	Voting Power (%)
John C. Malone c/o Qurate Retail, Inc. 12300 Liberty Boulevard Englewood, CO 80112	QRTEA	1,196,035(1)	*	40.9
	QRTEB	27,655,931(1)	94.5
Gregory B. Maffei c/o Qurate Retail, Inc. 12300 Liberty Boulevard Englewood, CO 80112	QRTEA	4,965,860(2)	1.3	4.1
	QRTEB	2,395,540(2)	7.7
Dodge & Cox 555 California Street 40th Floor San Francisco, CA 94104	QRTEA	62,685,284(3)	16.2	8.8
	QRTEB	—	—
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	QRTEA	36,105,008(4)	9.3	*
	QRTEB	—	—
Harris Associates Inc. 111 S. Wacker Drive Suite 4600 Chicago, IL 60606	QRTEA	22,521,565(5)	5.8	3.3
	QRTEB	—	—
FPR Partners, LLC 199 Fremont Street Suite 2500 San Francisco, CA 94105	QRTEA	22,217,922(6)	5.7	3.3
	QRTEB	—	—
*
Less than one percent

(1)
Information with respect to shares of our common stock beneficially owned by Mr. Malone, a director of our board, is also set forth in “—Security Ownership of Management.”

(2)
Information with respect to shares of our common stock beneficially owned by Mr. Maffei, our Chairman of the Board, is also set forth in “—Security Ownership of Management.”

(3)
Based on Amendment No. 3 to Schedule 13G, filed February 13, 2020, by Dodge & Cox, which states that, with respect to QRTEA, Dodge & Cox has sole voting power over 59,932,714 shares and sole dispositive power over 62,685,284 shares.

(4)
Based on Amendment No. 3 to Schedule 13G, filed February 12, 2020, by The Vanguard Group (Vanguard), which states that, with respect to QRTEA, Vanguard has sole voting power over 202,317 shares, shared voting power over 91,556 shares, sole dispositive power over 35,859,959 shares and shared dispositive power over 245,049 shares.

(5)
Based on Amendment No. 5 to Schedule 13G, filed February 14, 2020, jointly by Harris Associates L.P. (Harris L.P.) and Harris Associates Inc. (Harris Inc.), which states that, with respect to QRTEA, each of Harris L.P. and Harris Inc. has sole voting power over 22,270,251 shares and sole dispositive power over 22,521,565 shares.

(6)
Based on Schedule 13G, filed February 14, 2020, jointly by FPR Partners, LLC (FPR), Andrew Raab and Bob Peck, which states that, with respect to QRTEA, FPR has sole voting power and sole dispositive power over 22,217,922 shares and, Mr. Raab and Mr. Peck have shared voting power and shared dispositive power over 22,217,922 shares.

QURATE RETAIL, INC.  2020 PROXY STATEMENT | 5

Security Ownership of Management
The following table sets forth information with respect to the ownership by each of our directors and named executive officers (as defined herein) and by all of our directors and executive officers as a group of shares of each series of our common stock (QRTEA and QRTEB). The security ownership information with respect to our common stock is given as of February 29, 2020 and, in the case of percentage ownership information, is based upon (1) 386,809,007 QRTEA shares and (2) 29,256,424 QRTEB shares, in each case, outstanding on that date. The percentage voting power is presented in the table below on an aggregate basis for both series of common stock.
Shares of common stock issuable upon exercise or conversion of options, warrants and convertible securities that were exercisable or convertible on or within 60 days after February 29, 2020 are deemed to be outstanding and to be beneficially owned by the person holding the options, warrants or convertible securities for the purpose of computing the percentage ownership of that person and for the aggregate percentage owned by the directors and named executive officers as a group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other individual person. For purposes of the following presentation, beneficial ownership of shares of QRTEB, though convertible on a one-for-one basis into shares of QRTEA, are reported as beneficial ownership of QRTEB only, and not as beneficial ownership of QRTEA. So far as is known to us, the persons indicated below have sole voting and dispositive power with respect to the shares indicated as owned by them, except as otherwise stated in the notes to the table.
The number of shares indicated as owned by the persons in the table includes interests in shares held by the Liberty Media 401(k) Savings Plan as of February 29, 2020. The shares held by the trustee of the Liberty Media 401(k) Savings Plan for the benefit of these persons are voted as directed by such persons.
Name	Title of Series	Amount and Nature of Beneficial Ownership (In thousands)	Percent of Series (%)	Voting Power (%)
Gregory B. Maffei Chairman of the Board and Director	QRTEA	4,966(1)(2)(3)	1.3	4.1
	QRTEB	2,396(2)	7.7
Michael A. George President, Chief Executive Officer and Director; President and Chief Executive Officer, QVC, Inc.	QRTEA	3,068(2)	*	*
	QRTEB	—	—
John C. Malone Director	QRTEA	1,196(1)(4)(5)	*	40.9
	QRTEB	27,656(4)(6)(7)	94.5
Richard N. Barton Director	QRTEA	41(2)(8)	*	*
	QRTEB	—	—
Fiona P. Dias Director	QRTEA	17(9)	*	*
	QRTEB	—	—
M. Ian G. Gilchrist Director	QRTEA	34(2)	*	*
	QRTEB	—	—
Evan D. Malone Director	QRTEA	56	*	*
	QRTEB	—	—
David E. Rapley Director	QRTEA	36(2)	*	*
	QRTEB	—	—
Larry E. Romrell Director	QRTEA	88(2)	*	*
	QRTEB	**	*
Mark C. Vadon Director	QRTEA	229(2)	*	*
	QRTEB	—	—
Andrea L. Wong Director	QRTEA	46(2)	*	*
	QRTEB	—	—
6 | QURATE RETAIL, INC.  2020 PROXY STATEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Name	Title of Series	Amount and Nature of Beneficial Ownership (In thousands)	Percent of Series (%)	Voting Power (%)
Renee L. Wilm Chief Legal Officer	QRTEA	—	—	—
	QRTEB	—	—
Brian J. Wendling Chief Accounting Officer and Principal Financial Officer	QRTEA	324(2)	*	*
	QRTEB	—	—
Albert E. Rosenthaler Chief Corporate Development Officer	QRTEA	579(1)(2)	*	*
	QRTEB	—	—
Mark D. Carleton Former Chief Financial Officer	QRTEA	302(2)	*	*
	QRTEB	—	—
All directors and executive officers as a group (14 persons)	QRTEA	10,680(1)(2)(3)(4)(5)(8)(9)	2.8	44.5
	QRTEB	30,052(2)(4)(6)(7)	96.6
*
Less than one percent

**
Less than 1,000 shares

(1)
Includes shares held in the Liberty Media 401(k) Savings Plan as follows:

QRTEA
Gregory B. Maffei	9,301
John C. Malone	2,129
Albert E. Rosenthaler	17,186
Total	28,616

(2)
Includes beneficial ownership of shares that may be acquired upon exercise of, or which relate to, stock options exercisable within 60 days after February 29, 2020.

	QRTEA	QRTEB
Gregory B. Maffei	200,402	1,844,440
Michael A. George	1,128,711	—
Richard N. Barton	40,108	—
M. Ian G. Gilchrist	33,847	—
David E. Rapley	24,385	—
Larry E. Romrell	48,769	—
Mark C. Vadon	216,186	—
Andrea L. Wong	15,820	—
Brian J. Wendling	257,279	—
Albert E. Rosenthaler	409,435	—
Mark D. Carleton	302,027	—
Total	2,676,969	1,844,440

(3)
Includes 1,749,497 QRTEA shares pledged to Morgan Stanley Private Bank, National Association in connection with a loan facility.

(4)
Includes 376,260 QRTEA shares and 852,358 QRTEB shares held by Mr. Malone’s wife, Mrs. Leslie Malone, as to which shares Mr. Malone has disclaimed beneficial ownership.

(5)
Includes (i) 800,000 QRTEA shares pledged to Merrill Lynch, Pierce, Fenner & Smith Incorporated (Merrill Lynch) in connection with a margin loan facility, (ii) 17,646 QRTEA shares pledged to Fidelity Brokerage Services, LLC (Fidelity) in connection with a margin loan facility and (iii) 376,260 QRTEA shares pledged to Merrill Lynch, Pierce, Fenner & Smith Incorporated (Merrill Lynch) in connection with a margin loan facility.

(6)
Includes 458,946 QRTEB shares held by two trusts which are managed by an independent trustee, of which the beneficiaries are Mr. Malone’s adult children and in which Mr. Malone has no pecuniary interest. Mr. Malone retains the right to substitute assets held by the trusts and has disclaimed beneficial ownership of the shares held by the trusts.

(7)
In February 1998, in connection with the settlement of certain legal proceedings relative to the Estate of Bob Magness, the late founder and former Chairman of the Board of Tele-Communications, Inc. (TCI), TCI entered into a call agreement with Mr. Malone and Mr. Malone’s wife. In connection with the acquisition by AT&T Corp. (AT&T) of TCI, TCI assigned Qurate Retail’s predecessor its rights under this call agreement. We have since succeeded to these rights. As a result, we have the right, under certain

QURATE RETAIL, INC.  2020 PROXY STATEMENT | 7

circumstances, to acquire QRTEB shares owned by the Malones. The call agreement also prohibits the Malones from disposing of their QRTEB shares, except for certain exempt transfers (such as transfers to related parties or public sales of up to an aggregate of 5% of their shares of QRTEB after conversion to shares of QRTEA) and except for transfers made in compliance with our call rights.
(8)
Includes 66 QRTEA shares held by the Barton Descendants’ Trust 12/30/2004 over which Mr. Barton has investment power but not voting power.

(9)
Includes 9,045 restricted stock units with respect to QRTEA shares. Upon the completion of our acquisition of HSN, Inc., Qurate Retail assumed Ms. Dias’s outstanding deferred stock units with respect to HSN, Inc. common stock and converted such deferred stock units into 9,045 restricted stock units with respect to QRTEA shares. Ms. Dias’s restricted stock units will vest upon her termination of service from the board of directors.

Changes in Control
We know of no arrangements, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in control of our company.
8 | QURATE RETAIL, INC.  2020 PROXY STATEMENT

PROPOSALS OF OUR BOARD
The following proposals will be presented at the annual meeting by our board of directors.
PROPOSAL 1—THE ELECTION OF DIRECTORS PROPOSAL
Board of Directors
Our board of directors currently consists of eleven directors, divided among three classes. Our Class I directors, whose term will expire at the 2020 annual meeting, are Fiona P. Dias, Evan D. Malone, David E. Rapley and Larry E. Romrell. These directors are nominated for election to our board to continue serving as Class I directors, and we have been informed that Ms. Dias and Messrs. Malone, Rapley and Romrell are each willing to continue serving as a director of our company. The term of the Class I directors who are elected at the annual meeting will expire at the annual meeting of our stockholders in the year 2023. Our Class II directors, whose term will expire at the annual meeting of our stockholders in the year 2021, are Richard N. Barton, Michael A. George and Gregory B. Maffei. Our Class III directors, whose term will expire at the annual meeting of our stockholders in the year 2022, are John C. Malone, M. Ian G. Gilchrist, Mark C. Vadon and Andrea L. Wong.
If any nominee should decline election or should become unable to serve as a director of our company for any reason before election at the annual meeting, votes will be cast by the persons appointed as proxies for a substitute nominee, if any, designated by the board of directors.
The following lists the four nominees for election as directors at the annual meeting and the seven directors of our company whose term of office will continue after the annual meeting, and includes as to each person how long such person has been a director of our company, such person’s professional background, other public company directorships and other factors considered in the determination that such person possesses the requisite qualifications and skills to serve as a member of our board of directors. All positions referenced in the biographical information below with our company include, where applicable, positions with our predecessors. The number of shares of our common stock beneficially owned by each director is set forth in this proxy statement under the caption “Security Ownership of Certain Beneficial Owners and Management.”
Nominees for Election as Directors
Fiona P. Dias
•
Age: 54

•
A director of our company.

•
Professional Background: Ms. Dias has served as a director of our company since December 2017. She has served as Principal Digital Partner at Ryan Retail Consulting, LLC, a global consulting firm, since January 2015. She also served as Chief Strategy Officer of ShopRunner, an online shopping service, from August 2011 to October 2014 and as Executive Vice President, Strategy & Marketing, of GSI Commerce, Inc., a provider of digital commerce solutions, from February 2007 to June 2011. Prior thereto, she was Executive Vice President and Chief Marketing Officer of Circuit City Stores, Inc., a specialty retailer of consumer electronics, and also held senior marketing positions with PepsiCo, Pennzoil-Quaker State Company and The Procter & Gamble Company.

•
Other Public Company Directorships: Ms. Dias has served on the board of directors of Realogy Holdings Corp., a real estate brokerage company, since June 2013. She previously served on the board of directors of (i) Advance Auto Parts, Inc. from September 2009 to May 2019, (ii) HSN, Inc. from July 2016 to December 2017 and (iii) Choice Hotels International, Inc. from November 2004 to April 2012.

•
Board Membership Qualifications: In connection with the closing of the HSN, Inc. acquisition and pursuant to the terms of the merger agreement for the transaction, Ms. Dias was appointed to our board. Ms. Dias brings to our board significant experience in senior policy-making roles both as a member of other public company boards and as a senior marketing executive. She also brings extensive experience in digital commerce, marketing and managing consumer and retail brands.

QURATE RETAIL, INC.  2020 PROXY STATEMENT | 9

Evan D. Malone
•
Age: 49

•
A director of our company.

•
Professional Background: Dr. Malone has served as a director of our company since August 2008. Since June 2009, he has served as President of NextFab Studio, LLC, which provides manufacturing-related technical training, product development, and business acceleration services. Since January 2008, Dr. Malone has served as the owner and manager of a real estate property and management company, 1525 South Street LLC. Dr. Malone has served as co-owner and director of Drive Passion PC Services, CC, an Internet café, telecommunications and document services company, in South Africa since 2007 and served as an applied physics technician for Fermi National Accelerator Laboratory, part of the national laboratory system of the Office of Science, U.S. Department of Energy, from 1999 until 2001. He also is a founding member of Jet Wine Bar, a wine bar, and Rex 1516, a restaurant, both in Philadelphia. Since November 2016, he has served as director and president of the NextFab Foundation, an IRS 501(c)(3) private operating foundation, which provides manufacturing-related technology and education to communities affected by economic or humanitarian distress.

•
Other Public Company Directorships: Dr. Malone has served as a director of Liberty Media Corporation (Liberty Media) (including its predecessor) since September 2011 and Sirius XM Holdings Inc. (Sirius XM) since May 2013.

•
Board Membership Qualifications: Dr. Malone brings an applied science and engineering perspective to the board. Dr. Malone’s perspectives assist the board in developing business strategies and adapting to technological changes facing the industries in which our company competes. In addition, his entrepreneurial experience assists the board in evaluating strategic opportunities.

David E. Rapley
•
Age: 78

•
A director of our company.

•
Professional Background: Mr. Rapley has served as a director of our company since July 2002, having previously served as a director during 1994. Mr. Rapley founded Rapley Engineering Services, Inc. (RESI) and served as its Chief Executive Officer and President from 1985 to 1998. Mr. Rapley also served as Executive Vice President of Engineering of VECO Corp. Alaska (a company that acquired RESI in 1998) from January 1998 to December 2001. Mr. Rapley served as the President and Chief Executive Officer of Rapley Consulting, Inc. from January 2000 to December 2014. From 2003 to 2013, Mr. Rapley was a director of Merrick & Co., a private firm providing engineering and other services to domestic and international clients. From 2008 to 2011, Mr. Rapley was chairman of the board of Merrick Canada ULC.

•
Other Public Company Directorships: Mr. Rapley has served as a director of Liberty Media (including its predecessor) since September 2011. He has served as a director of Liberty Global plc (LGP) since June 2013, having previously served as a director of Liberty Global, Inc. (LGI), LGP’s predecessor, from June 2005 to June 2013 and as a director of LGI’s predecessor, Liberty Media International, Inc. (LMI) from May 2004 to June 2005.

•
Board Membership Qualifications: Mr. Rapley brings to our board the unique perspective of his lifelong career as an engineer. The industries in which our company competes are heavily dependent on technology, which continues to change and advance. Mr. Rapley’s perspectives assist the board in adapting to these changes and developing strategies for our businesses.

Larry E. Romrell
•
Age: 80

•
A director of our company.

•
Professional Background: Mr. Romrell has served as a director of our company since December 2011, having previously served as a director from March 1999 to September 2011. Mr. Romrell held numerous executive positions with TCI from 1991 to 1999. Previously, Mr. Romrell held various executive positions with Westmarc Communications, Inc.

10 | QURATE RETAIL, INC.  2020 PROXY STATEMENT

PROPOSAL 1—THE ELECTION OF DIRECTORS PROPOSAL
•
Other Public Company Directorships: Mr. Romrell has served as a director of Liberty Media (including its predecessor) since September 2011 and as a director of Liberty TripAdvisor Holdings, Inc. (Liberty TripAdvisor) since August 2014. He has served as a director of LGP since June 2013, having previously served as a director of LGI, LGP’s predecessor, from June 2005 to June 2013 and as a director of LMI, LGI’s predecessor, from May 2004 to June 2005.

•
Board Membership Qualifications: Mr. Romrell brings extensive experience, including venture capital experience, in the telecommunications industry to our board and is an important resource with respect to the management and operations of companies in the media and telecommunications sector.

Directors Whose Term Expires in 2021
Richard N. Barton
•
Age: 52

•
A director of our company.

•
Professional Background: Mr. Barton has served as a director of our company since December 2016. Mr. Barton is a co-founder and has been Chief Executive Officer of Zillow Group, Inc. (Zillow Group) since February 2019 and was also its Chief Executive Officer from December 2004 to September 2010. Mr. Barton also co-founded Glassdoor.com and served as its Non-Executive Chairman from June 2007 through June 2018. Mr. Barton has served as a venture partner at Benchmark Capital, a venture capital firm, from 2005 through 2018. Mr. Barton founded Expedia as a group within Microsoft Corporation (Microsoft) in 1994, which was spun out as Expedia, Inc. in 1999. Mr. Barton served as Expedia, Inc.’s Chief Executive Officer and President from 1999 to 2003.

•
Other Public Company Directorships: Mr. Barton has been a member of Zillow Group’s board of directors since its founding in December of 2004 and was its Executive Chairman September 2010 to February 2019. Mr. Barton has served on the board of directors of Netflix, Inc. since 2002 and served as Non-Executive Chairman of Glassdoor.com from June 2007 through June 2018. Mr. Barton also served on the board of directors of Expedia, Inc. from 1999 to 2003. Mr. Barton served on the board of directors of Ticketmaster from December 2001 to August 2002.

•
Board Membership Qualifications: Mr. Barton brings to our board a broad range of relevant leadership and technical skills resulting from his roles as a founder and former chief executive officer of companies in the mobile and Internet industries. Mr. Barton also provides experience in launching and promoting new technologies and marketing internet-based products to consumers.

Michael A. George
•
Age: 58

•
Chief Executive Officer, President and a director of our company.

•
Professional Background: Mr. George has served as Chief Executive Officer and President of our company since March 2018 and as a director of our company since September 2011. He has served as the President of QVC, Inc. (QVC), a subsidiary of our company, since November 2005 and as its Chief Executive Officer since April 2006. Mr. George also serves on the board of directors of several non-profit organizations. Mr. George previously held various positions with Dell, Inc. (Dell) from March 2001 to November 2005, most notably as the chief marketing officer and general manager of Dell’s U.S. consumer business.

•
Other Public Company Directorships: Mr. George has served as a director of Ralph Lauren Corporation since May 2018 and served as a director of Brinker International, Inc. from March 2013 to November 2019.

•
Board Membership Qualifications: Mr. George brings to our board significant experience with commerce, retail and technology businesses based on his current executive position with QVC and his prior experience with Dell, as well as in his capacity as a senior partner at McKinsey & Company, Inc. His background and executive experience assist the board in evaluating strategic opportunities in the e-commerce and retail industries.

QURATE RETAIL, INC.  2020 PROXY STATEMENT | 11

Gregory B. Maffei
•
Age: 59

•
Chairman of the Board and a director of our company.

•
Professional Background: Mr. Maffei has served as Chairman of the Board of our company since March 2018 and as a director of our company since November 2005. He has also served as our company’s President and Chief Executive Officer from February 2006 to March 2018 and CEO-Elect from November 2005 through February 2006. Mr. Maffei has served as the President and Chief Executive Officer of Liberty Media (including its predecessor) since May 2007, Liberty TripAdvisor since July 2013, Liberty Broadband Corporation (Liberty Broadband) since June 2014 and GCI Liberty, Inc. (GCI Liberty) since March 2018. Prior thereto, Mr. Maffei served as President and Chief Financial Officer of Oracle Corporation, Chairman, President and Chief Executive Officer of 360networks Corporation (360networks), and Chief Financial Officer of Microsoft.

•
Other Public Company Directorships: Mr. Maffei has served as (i) a director of Liberty Media (including its predecessor) since May 2007, (ii) a director of Liberty TripAdvisor since July 2013 and as its Chairman of the Board since June 2015, (iii) a director of Liberty Broadband since June 2014 and (iv) a director of GCI Liberty since March 2018. He has served as (i) the Chairman of the Board of Sirius XM since April 2013 and as a director since March 2009, (ii) the Chairman of the Board of Live Nation Entertainment, Inc. (Live Nation) since March 2013 and as a director since February 2011, (iii) the Chairman of the Board of TripAdvisor, Inc. since February 2013, (iv) a director of Charter Communications, Inc. (Charter) since May 2013 and (v) a director of Zillow Group since February 2015, having previously served as a director of its predecessor, Zillow, Inc., from May 2005 to February 2015. Mr. Maffei served as (i) Chairman of the Board of Starz from January 2013 until its acquisition by Lions Gate Entertainment Corp. in December 2016, (ii) a director of Barnes & Noble, Inc. from September 2011 to April 2014, (iii) a director of Electronic Arts, Inc. from June 2003 to July 2013, (iv) a director of DIRECTV and its predecessors from February 2008 to June 2010 and (v) the Chairman of the Board of Pandora Media, Inc. from September 2017 to February 2019.

•
Board Membership Qualifications: Mr. Maffei brings to our board significant financial and operational experience based on his current senior policy making positions at our company, Liberty Media, GCI Liberty, Liberty TripAdvisor, and Liberty Broadband and his previous executive positions at Oracle Corporation, 360networks and Microsoft. In addition, Mr. Maffei has extensive public company board experience. He provides our board with an executive leadership perspective on the strategic planning for, and operations and management of, large public companies and risk management principles.

Directors Whose Term Expires in 2022
John C. Malone
•
Age: 79

•
A director of our company.

•
Professional Background: Mr. Malone has served as a director of our company, including its predecessors, since its inception in 1994, and served as our company’s Chairman of the Board from its inception in 1994 to March 2018 and Chief Executive Officer from August 2005 to February 2006. Mr. Malone served as Chairman of the Board of TCI from November 1996 until March 1999, when it was acquired by AT&T, and as Chief Executive Officer of TCI from January 1994 to March 1997.

•
Other Public Company Directorships: Mr. Malone has served as (i) Chairman of the Board of Liberty Media (including its predecessor) since August 2011 and as a director since December 2010, (ii) the Chairman of the Board of Liberty Broadband since November 2014, (iii) the Chairman of the Board of LGP since June 2013, having previously served as Chairman of the Board of LGI, LGP’s predecessor, from June 2005 to June 2013, Chairman of the Board of LGI’s predecessor, LMI from March 2004 to June 2005 and a director of UnitedGlobalCom, Inc., now a subsidiary of LGP, from January 2002 to June 2005, (iv) a director of Discovery Inc., which was formerly known as Discovery Communications, Inc. (Discovery Communications), since September 2008 and a director of Discovery Communications’ predecessor, Discovery Holding Company, from May 2005 to September 2008 and as Chairman of the Board from March 2005 to September 2008, (v) a director of Liberty Latin America Ltd. since December 2017 and (vi) Chairman of the Board of GCI Liberty since March 2018. Previously, he served as (i) Chairman of the Board of Liberty Expedia Holdings, Inc. (Liberty Expedia) from November 2016 to July 2019 (ii) a director of Lions Gate Entertainment Corp. from March 2015

12 | QURATE RETAIL, INC.  2020 PROXY STATEMENT

PROPOSAL 1—THE ELECTION OF DIRECTORS PROPOSAL
to September 2018, (iii) a director of Charter from May 2013 to July 2018, (iv) a director of Expedia, Inc. from December 2012 to December 2017, having previously served as a director from August 2005 to November 2012, (v) Chairman of the Board of Liberty TripAdvisor from August 2014 to June 2015, (vi) a director of Sirius XM from April 2009 to May 2013, (vii) a director of Ascent Capital Group, Inc. from January 2010 to September 2012, (viii) a director of Live Nation from January 2010 to February 2011, (ix) Chairman of the Board of DIRECTV and its predecessors from February 2008 to June 2010 and (x) a director of IAC/InterActiveCorp from May 2006 to June 2010.
•
Board Membership Qualifications: Mr. Malone, as President of TCI, co-founded our former parent company and is considered one of the preeminent figures in the media and telecommunications industry. He is well known for his sophisticated problem solving and risk assessment skills.

M. Ian G. Gilchrist
•
Age: 70

•
A director of our company.

•
Professional Background: Mr. Gilchrist has served as a director of our company since July 2009 and as a director and the President of Trine Acquisition Corp. since March 2019. Mr. Gilchrist held various officer positions including Managing Director at Citigroup/Salomon Brothers from 1995 to 2008, CS First Boston Corporation from 1988 to 1995, and Blyth Eastman Paine Webber from 1982 to 1988 and served as a Vice President of Warburg Paribas Becker Incorporated from 1976 to 1982. Previously, he worked in the venture capital field and as an investment analyst.

•
Other Public Company Directorships: Mr. Gilchrist has served as a director of Liberty Media (including its predecessor) since September 2011 and as a director of Trine Acquisition Corp. since March 2019.

•
Board Membership Qualifications: Mr. Gilchrist’s field of expertise is in the media and telecommunications sector, having been involved with companies in this industry during much of his 32 years as an investment banker. Mr. Gilchrist brings to our board significant financial expertise and a unique perspective on the company and the media and telecommunications sector. He is also an important resource with respect to the financial services firms that our company engages from time to time.

Mark C. Vadon
•
Age: 50

•
A director of our company.

•
Professional Background: Mr. Vadon has served as a director of our company since October 2015. Mr. Vadon co-founded zulily, inc. now known as Zulily, LLC (Zulily), and previously served as Chairman of Zulily’s board of directors from October 2009 until October 2015 when we completed the acquisition of Zulily. In addition, Mr. Vadon served as Chairman of the Board of chewy.com, an internet retailer of pet food, from August 2014 to May 2017. Since 2013, Mr. Vadon also has served as a board member of the Vadon Foundation.

•
Other Public Company Directorships: Mr. Vadon served on the board of directors of The Home Depot, Inc. from August 2012 to May 2019. From May 1999 to February 2008, Mr. Vadon was Chief Executive Officer of Blue Nile, Inc., which he founded in 1999 and also served as its Chairman of the board of directors from May 1999 to December 2013.

•
Board Membership Qualifications: Mr. Vadon brings extensive experience and in-depth knowledge of commerce, retail and technology businesses to our board based on his prior public company experience in senior policy-making positions at Zulily and at Blue Nile, Inc. as its Chief Executive Officer. His background and executive experience assist the board in evaluating strategic opportunities in the e-commerce and retail industries.

QURATE RETAIL, INC.  2020 PROXY STATEMENT | 13

Andrea L. Wong
•
Age: 53

•
A director of our company.

•
Professional Background: Ms. Wong has served as a director of our company since April 2010. Ms. Wong served as President, International Production for Sony Pictures Television and President, International for Sony Pictures Entertainment from September 2011 to March 2017. She previously served as President and Chief Executive Officer of Lifetime Entertainment Services from 2007 to April 2010. Ms. Wong also served as an Executive Vice President with ABC, Inc., a subsidiary of The Walt Disney Company, from 2003 to 2007.

•
Other Public Company Directorships: Ms. Wong has served as a director of Liberty Media (including its predecessor) since September 2011, as a director of Hudson Pacific Properties, Inc. since August 2017 and as a director of Oaktree Acquisition Corp. since July 2019. Ms. Wong served as a director of Social Capital Hedosophia Holdings Corp. from September 2017 to October 2019 and as a director of Hudson’s Bay Company from September 2014 to March 2020.

•
Board Membership Qualifications: Ms. Wong brings to our board significant experience in the media and entertainment industry, having an extensive background in media programming across a variety of platforms, as well as executive leadership experience with the management and operation of companies in the entertainment sector. Her experience with programming development and production, brand enhancement and marketing brings a pragmatic and unique perspective to our board. Her professional expertise, combined with her continued involvement in the media and entertainment industry, makes her a valuable member of our board.

Vote and Recommendation
A plurality of the combined voting power of the outstanding shares of our common stock present in person or represented by proxy at the annual meeting and entitled to vote on the election of directors at the annual meeting, voting together as a single class, is required to elect each of Ms. Dias and Messrs. Malone, Rapley and Romrell as a Class I member of our board of directors.
Our board of directors unanimously recommends a vote “FOR” the election of each nominee to our board of directors.
14 | QURATE RETAIL, INC.  2020 PROXY STATEMENT

PROPOSAL 2—THE AUDITORS RATIFICATION PROPOSAL
We are asking our stockholders to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2020.
Even if the selection of KPMG LLP is ratified, the audit committee of our board of directors in its discretion may direct the appointment of a different independent accounting firm at any time during the year if our audit committee determines that such a change would be advisable. In the event our stockholders fail to ratify the selection of KPMG LLP, our audit committee will consider it as a direction to select other auditors for the year ending December 31, 2020.
A representative of KPMG LLP is expected to be available to answer appropriate questions at the annual meeting and will have the opportunity to make a statement if he or she so desires.
Audit Fees and All Other Fees
The following table presents fees for professional audit services rendered by KPMG LLP for the audit of our consolidated financial statements for 2019 and 2018 and fees billed for other services rendered by KPMG LLP:
	2019	2018
Audit fees	$9,278,200	8,571,000
Audit related fees(1)	641,300	—
Audit and audit related fees	9,919,500	8,571,000
Tax fees(2)	601,400	1,260,000
Total fees	$10,520,900	9,831,000

(1)
Audit related fees consist of professional consultations and audits in connection with acquisitions or divestitures (including carve-out audits in connection with divestitures.

(2)
Tax fees consist of tax compliance and consultations regarding the tax implications of certain transactions.

Our audit committee has considered whether the provision of services by KPMG LLP to our company other than auditing is compatible with KPMG LLP maintaining its independence and believes that the provision of such other services is compatible with KPMG LLP maintaining its independence.
Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditor
Our audit committee has adopted a policy regarding the pre-approval of all audit and permissible non-audit services provided by our independent auditor. Pursuant to this policy, our audit committee has approved the engagement of our independent auditor to provide the following services (all of which are collectively referred to as pre-approved services):
•
audit services as specified in the policy, including (i) financial audits of our company and our subsidiaries, (ii) services associated with registration statements, periodic reports and other documents filed or issued in connection with securities offerings (including comfort letters and consents), (iii) attestations of management reports on our internal controls and (iv) consultations with management as to accounting or disclosure treatment of transactions;

•
audit related services as specified in the policy, including (i) due diligence services, (ii) financial statement audits of employee benefit plans, (iii) consultations with management as to the accounting or disclosure treatment of transactions, (iv) attest services not required by statute or regulation, (v) certain audits incremental to the audit of our consolidated financial statements, (vi) closing balance sheet audits related to dispositions, and (vii) general assistance with implementation of the requirements of certain Securities and Exchange Commission (SEC) rules or listing standards; and

•
tax services as specified in the policy, including federal, state, local and international tax planning, compliance and review services, and tax due diligence and advice regarding mergers and acquisitions.

Notwithstanding the foregoing general pre-approval, if, in the reasonable judgment of our Chief Accounting Officer and Principal Financial Officer, an individual project involving the provision of pre-approved services is likely to result in fees in excess of  $100,000, or if individual projects under $100,000 are likely to equal or exceed $500,000
QURATE RETAIL, INC.  2020 PROXY STATEMENT | 15

during the period between the regularly scheduled meetings of the audit committee, then such projects will require the specific pre-approval of our audit committee. Our audit committee has delegated the authority for the foregoing approvals to the chairman of the audit committee, subject to his subsequent disclosure to the entire audit committee of the granting of any such approval. M. Ian G. Gilchrist currently serves as the chairman of our audit committee. In addition, the independent auditor is required to provide a report at each regularly scheduled audit committee meeting on all pre-approved services incurred during the preceding quarter. Any engagement of our independent auditors for services other than the pre-approved services requires the specific approval of our audit committee.
Our pre-approval policy prohibits the engagement of our independent auditor to provide any services that are subject to the prohibition imposed by Section 201 of the Sarbanes-Oxley Act.
All services provided by our independent auditor during 2019 were approved in accordance with the terms of the policy in place.
Vote and Recommendation
The affirmative vote of a majority of the combined voting power of the outstanding shares of our common stock that are present in person or by proxy, and entitled to vote at the annual meeting, voting together as a single class, is required to approve the auditors ratification proposal.
Our board of directors unanimously recommends a vote “FOR” the auditors ratification proposal.
16 | QURATE RETAIL, INC.  2020 PROXY STATEMENT

PROPOSAL 3—THE INCENTIVE PLAN PROPOSAL
The following is a description of the material provisions of the Qurate Retail, Inc. 2020 Omnibus Incentive Plan (the 2020 incentive plan). The summary that follows is not intended to be complete, and we refer you to the copy of the 2020 incentive plan set forth as Annex A to this proxy statement for a complete statement of its terms and provisions.
Key Features of the 2020 Incentive Plan
•
No Discounted Options or SARs. Stock options and stock appreciation rights (SARs) may not be granted with an exercise price below fair market value.

•
Dividend Equivalents. Only an award of restricted stock units (RSUs) may include dividend equivalents. With respect to a performance-based award, dividend equivalents may only be paid to the extent the underlying award is actually paid.

•
Limited Terms for Options and SARs. The term for stock options and SARs granted under the 2020 incentive plan is limited to ten years.

•
No Transferability. Awards generally may not be transferred, except as permitted by will or the laws of descent and distribution or pursuant to a domestic relations order, unless otherwise provided for in an award agreement.

•
No Tax Gross-Ups. Holders do not receive tax gross-ups under the 2020 incentive plan.

•
Award Limitations. In any calendar year, no nonemployee director may be granted awards having a value that would be in excess of  $1 million on the date of grant.

Qurate Retail, Inc. 2020 Omnibus Incentive Plan
If the 2020 incentive plan is approved, it will be the only incentive plan under which awards will be made, and no additional awards will be made under the Qurate Retail, Inc. 2016 Omnibus Incentive Plan, as amended (the 2016 incentive plan). In addition, only the 30 million shares reserved under the 2020 incentive plan (plus any shares remaining, or that again become, available for awards under the 2016 incentive plan as of the effective date of the 2020 incentive plan, as described below) will be available for grant. The 2020 incentive plan is structured as an omnibus plan under which awards may be made to our company’s officers, employees, independent contractors and nonemployee directors. A summary of certain terms of the 2020 incentive plan is set forth below.
The 2020 incentive plan is administered by the compensation committee of our board of directors, other than awards granted to nonemployee directors which may be administered by our full board of directors or the compensation committee. The 2020 incentive plan is designed to provide additional remuneration to eligible officers and employees of our company, our nonemployee directors and independent contractors and to encourage their investment in our capital stock, thereby increasing their proprietary interest in our business. The 2020 incentive plan is also intended to (1) attract persons of exceptional ability to become our officers and employees, and (2) induce nonemployee directors, and independent contractors to provide services to us. Such persons will be eligible to participate in and may be granted awards under the 2020 incentive plan. The number of individuals who will receive awards under the 2020 incentive plan will vary from year to year and will depend on various factors, such as the number of promotions and our hiring needs during the year, and whether employees, nonemployee directors or independent contractors of our subsidiaries are granted awards. Although, we cannot predict the number of future award recipients, we estimate that there will be approximately 8 nonemployee directors of our company and 900 employees of our company, Liberty Media, and our subsidiaries who will be eligible to receive awards under the 2020 incentive plan. We do not currently anticipate granting any awards under the 2020 incentive plan to independent contractors of our company. For the avoidance of doubt, employees and nonemployee directors of any of our affiliates may not participate in the 2020 incentive plan based solely upon their status at any such affiliate and instead, are required to provide services to our company or our company’s subsidiaries in order to be eligible.
Under the 2020 incentive plan, the compensation committee may grant non-qualified stock options, SARs, restricted shares, RSUs, cash awards, performance awards or any combination of the foregoing (as used in this description of the 2020 incentive plan, collectively, awards). The maximum number of shares of our common stock with respect to which awards may be granted under the 2020 incentive plan is 30 million shares (plus any shares remaining, or that again become, available for awards under the 2016 incentive plan as of the effective date of the 2020 incentive
QURATE RETAIL, INC.  2020 PROXY STATEMENT | 17

plan), subject to anti-dilution and other adjustment provisions of the 2020 incentive plan. No nonemployee director may be granted during any calendar year awards having a value (as determined on the grant date of such award) that would be in excess of  $1 million.
Shares of our common stock issuable pursuant to awards made under the 2020 incentive plan will be made available from either authorized but unissued shares of our common stock or shares of our common stock that we have issued but reacquired, including shares purchased in the open market. Shares of our common stock that are subject to (i) any award granted under the 2020 incentive plan or the 2016 incentive plan that expires, terminates or is cancelled or annulled for any reason without having been exercised, (ii) any award of any SARs granted under the 2020 incentive plan or the 2016 incentive plan the terms of which provide for settlement in cash, and (iii) any award of restricted shares or RSUs granted under the 2020 incentive plan or the 2016 incentive plan that shall be forfeited prior to becoming vested, will once again be available for issuance under the 2020 incentive plan. Shares of our common stock that are (i) not issued or delivered as a result of the net settlement of an outstanding option or SAR, (ii) used to pay the purchase price or withholding taxes relating to an outstanding award, or (iii) repurchased in the open market with the proceeds of an option purchase price will not again be made available for issuance under the 2020 incentive plan.
Subject to the provisions of the 2020 incentive plan, the compensation committee is authorized to establish, amend and rescind such rules and regulations as it deems necessary or advisable for the proper administration of the 2020 incentive plan and to take such other action in connection with or in relation to the 2020 incentive plan as it deems necessary or advisable.
Unless otherwise determined by the compensation committee and expressly provided for in an agreement, awards are not transferrable except as permitted by will or the laws of descent and distribution or pursuant to a domestic relations order.
Stock Options. Non-qualified stock options awarded under the 2020 incentive plan will entitle the holder to purchase a specified number of shares of a series of our common stock at a specified exercise price subject to the terms and conditions of the applicable option grant. The exercise price of an option awarded under the 2020 incentive plan may be no less than the fair market value of the shares of the applicable series of our common stock as of the day the option is granted. The term of an option may not exceed ten years; however, if the term of an option expires when trading in our common stock is prohibited by law or our company’s policy, the option will expire on the 30th day after the expiration of such prohibition. The compensation committee will determine, and each individual award agreement will provide, (1) the series and number of shares of our common stock subject to the option, (2) the per share exercise price, (3) whether that price is payable in cash, by check, by promissory note, in whole shares of any series of our common stock, by the withholding of shares of our common stock issuable upon exercise of the option, by cashless exercise, or any combination of the foregoing, (4) other terms and conditions of exercise, (5) restrictions on transfer of the option and (6) other provisions not inconsistent with the 2020 incentive plan. Dividend equivalents will not be paid with respect to any stock options.
Stock Appreciation Rights. A SAR awarded under the 2020 incentive plan entitles the recipient to receive a payment in stock or cash equal to the excess of the fair market value (on the day the SAR is exercised) of a share of the applicable series of our common stock with respect to which the SAR was granted over the base price specified in the grant. A SAR may be granted to an option holder with respect to all or a portion of the shares of our common stock subject to a related stock option (a tandem SAR) or granted separately to an eligible person (a free standing SAR). Tandem SARs are exercisable only at the time and to the extent that the related stock option is exercisable. Upon the exercise or termination of the related stock option, the related tandem SAR will be automatically cancelled to the extent of the number of shares of our common stock with respect to which the related stock option was so exercised or terminated. The base price of a tandem SAR is equal to the exercise price of the related stock option. Free standing SARs are exercisable at the time and upon the terms and conditions provided in the relevant award agreement. The term of a free standing SAR may not exceed ten years; however, if the term of a free standing SAR expires when trading in our common stock is prohibited by law or our company’s policy, the free standing SAR will expire on the 30th day after the expiration of such prohibition. The base price of a free standing SAR may be no less than the fair market value of a share of the applicable series of our common stock as of the day the SAR is granted. Dividend equivalents will not be paid with respect to any SARs.
Restricted Shares and RSUs. Restricted shares are shares of our common stock that become vested and may be transferred upon completion of the restriction period. The compensation committee will determine, and each individual award agreement will provide, (1) the price, if any, to be paid by the recipient of the restricted shares, (2) whether dividends or distributions paid with respect to restricted shares will be retained by us during the restriction period
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PROPOSAL 3—THE INCENTIVE PLAN PROPOSAL
(retained distributions), (3) whether the holder of the restricted shares may be paid a cash amount any time after the shares become vested, (4) the vesting date or vesting dates (or basis of determining the same) for the award and (5) other terms and conditions of the award. The holder of an award of restricted shares, as the registered owner of such shares, may vote the shares.
A RSU is a unit evidencing the right to receive, in specified circumstances, one share of the specified series of our common stock, or, in the discretion of the company, its cash equivalent, subject to a restriction period or forfeiture conditions. The compensation committee will be authorized to award RSUs based upon the fair market value of shares of any series of our common stock under the 2020 incentive plan. The compensation committee will determine, and each individual award agreement will provide, the terms, conditions, restrictions, vesting requirements and payment rules for awards of RSUs, including whether the holder will be entitled to dividend equivalent payments with respect to the RSUs. RSUs will be issued at the beginning of the restriction period and holders will not be entitled to shares of our common stock covered by RSU awards until such shares are issued to the holder at the end of the restriction period. Awards of RSUs or the common stock covered thereunder may not be transferred, assigned or encumbered prior to the date on which such shares are issued or as provided in the relevant award agreement.
Upon the applicable vesting date, all or the applicable portion of restricted shares or RSUs will vest, any retained distributions or unpaid dividend equivalents with respect to the restricted shares or RSUs will vest to the extent that the awards related thereto have vested, and any cash amount to be received by the holder with respect to the restricted shares or RSUs will become payable, all in accordance with the terms of the individual award agreement. The compensation committee may permit a holder to elect to defer delivery of any restricted shares or RSUs that become vested and any related cash payments, retained distributions or dividend equivalents, provided that such deferral elections are made in accordance with Section 409A of the Internal Revenue Code of 1986, as amended (the Code).
Cash Awards. The compensation committee will also be authorized to provide for the grant of cash awards under the 2020 incentive plan. A cash award is a bonus paid in cash subject to the terms, conditions and limitations established by the compensation committee.
Performance Awards. At the discretion of the compensation committee, any of the above-described awards may be designated as a performance award. Performance awards are contingent upon performance measures applicable to a particular period, as established by the compensation committee and set forth in individual agreements.
Awards Generally. Awards under the 2020 incentive plan may be granted either individually, in tandem or in combination with each other. Where applicable, the securities underlying, or relating to, awards granted under the 2020 incentive plan may be shares of our common stock as provided in the relevant grant. The closing price of QRTEA and QRTEB shares was $7.73 and $7.72, respectively, as of April 9, 2020. Under certain conditions, including the occurrence of certain approved transactions, a board change or a control purchase (all as defined in the 2020 incentive plan), options and SARs will become immediately exercisable, and the restrictions on restricted shares and RSUs will lapse, unless individual agreements state otherwise or the compensation committee determines in connection with an approved transaction that the vesting and exercisability of awards will not accelerate because action has been taken to provide for a substantially equivalent substitute award. At the time an award is granted, the compensation committee will determine, and the relevant agreement will provide for, any vesting or early termination, upon a holder’s termination of employment or service with our company, of any unvested options, SARs, RSUs or restricted shares and the period during which any vested options and SARs must be exercised. Generally, if a holder’s employment or service terminates prior to an option or SAR becoming exercisable or being exercised in full, or during the restriction period with respect to any restricted shares or RSUs, such options and SARs will become exercisable, and the restrictions on restricted shares and RSUs will lapse and become vested only to the extent provided in the applicable award agreement; provided, however, that unless otherwise provided in the relevant agreement, (1) no option or SAR may be exercised after its scheduled expiration date (however, if the term of an option or SAR expires when trading in our common stock is prohibited by law or our company’s insider trading policy, then the term of such option or SAR shall expire on the 30th day after the expiration of such prohibition), (2) if the holder’s service terminates by reason of death or disability (as defined in the 2020 incentive plan), his or her options or SARs shall remain exercisable for a period of at least one year following such termination (but not later than the scheduled expiration date) and (3) any termination of the holder’s service for “cause” (as defined in the 2020 incentive plan) will result in the immediate termination of all options and SARs and the forfeiture of all rights to any restricted shares, RSUs, retained distributions, unpaid dividend equivalents and related cash amounts held by such terminated holder. If a holder’s employment or service terminates due to death or disability, options and SARs will
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become immediately exercisable, and the restrictions on restricted shares and RSUs will lapse and become fully vested, unless individual agreements state otherwise. The effect on a cash award of the termination of a holder’s employment or service for any reason, other than for “cause” (as defined in the 2020 incentive plan), will be stated in the individual agreement.
Adjustments. The number and kind of shares of our common stock that may be awarded or otherwise made subject to awards under the 2020 incentive plan, the number and kind of shares of our common stock covered by outstanding awards and the purchase or exercise price and any relevant appreciation base with respect to any of the foregoing will be subject to appropriate adjustment as the compensation committee deems equitable, in its sole discretion, in the event (1) we subdivide the outstanding shares of any series of our common stock into a greater number of shares of such series of common stock, (2) we combine the outstanding shares of any series of our common stock into a smaller number of shares of such series of common stock or (3) there is a stock dividend, extraordinary cash dividend, reclassification, recapitalization, reorganization, stock redemption, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase any series of our common stock, or any other similar corporate event (including mergers or consolidations, other than approved transactions (as defined in the 2020 incentive plan) for which other provisions are made pursuant to the 2020 incentive plan). In addition, in the event of a merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the compensation committee has the discretion to (i) provide, prior to the transaction, for the acceleration of vesting and exercisability, or lapse of restrictions, with respect to the awards, or in the case of a cash merger, termination of unexercised awards, or (ii) cancel such awards and deliver cash to holders based on the fair market value of such awards as determined by the compensation committee, in a manner that is in compliance with the requirements of Section 409A of the Code. If the purchase price of options or the base price of SARs, as applicable, is greater than the fair market value of such options or SARs, the options or SARs may be canceled for no consideration.
Amendment and Termination. The 2020 incentive plan will terminate on the fifth anniversary of the plan’s effective date (which is expected to be May 21, 2020, assuming that the 2020 incentive plan is approved by our stockholders) unless earlier terminated by the compensation committee. The compensation committee may suspend, discontinue, modify or amend the 2020 incentive plan at any time prior to its termination, except that outstanding awards may not be amended to reduce the purchase or base price of outstanding options or SARs. However, before an amendment may be made that would adversely affect a participant who has already been granted an award, the participant’s consent must be obtained, unless the change is necessary to comply with Section 409A of the Code.
U.S. Federal Income Tax Consequences of Awards Granted Under the 2020 Incentive Plan
The following is a summary of the U.S. federal income tax consequences that generally will arise with respect to awards granted under the 2020 incentive plan and with respect to the sale of any shares of our common stock acquired under the 2020 incentive plan. This general summary does not purport to be complete, does not describe any state, local or non-U.S. tax consequences, and does not address issues related to the tax circumstances of any particular recipient of an award under the 2020 incentive plan.
Non-Qualified Stock Options; SARs. Holders will not recognize taxable income upon the grant of a non-qualified stock option or a SAR. Upon the exercise of a non-qualified stock option or a SAR, the holder will recognize ordinary income (subject to withholding, if applicable) in an amount equal to the excess of  (1) the fair market value on the date of exercise of the shares received over (2) the exercise price or base price (if any) he or she paid for the shares. The holder will generally have a tax basis in any shares of our common stock received pursuant to the exercise of a SAR, or pursuant to the cash exercise of a non-qualified stock option, that equals the fair market value of such shares on the date of exercise. The disposition of the shares of our common stock acquired upon exercise of a non-qualified stock option will ordinarily result in capital gain or loss. We are entitled to a deduction in an amount equal to the income recognized by the holder upon the exercise of a non-qualified stock option or SAR.
Cash Awards; RSUs; Restricted Shares. A holder will recognize ordinary compensation income upon receipt of cash pursuant to a cash award or, if earlier, at the time such cash is otherwise made available for the holder to draw upon it, and we will have a corresponding deduction for federal income tax purposes, subject to certain limits on deductibility discussed below. A holder will not have taxable income upon the grant of a RSU but rather will generally recognize ordinary compensation income at the time the award is settled in an amount equal to the fair market value of the shares received, at which time we will have a corresponding deduction for federal income tax purposes, subject to certain limits on deductibility discussed below.
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PROPOSAL 3—THE INCENTIVE PLAN PROPOSAL
Generally, a holder will not recognize taxable income upon the grant of restricted shares, and we will not be entitled to any federal income tax deduction upon the grant of such award. The value of the restricted shares will generally be taxable to the holder as compensation income in the year or years in which the restrictions on the shares of common stock lapse. Such value will equal the fair market value of the shares on the date or dates the restrictions terminate. A holder, however, may elect pursuant to Section 83(b) of the Code to treat the fair market value of the shares subject to the restricted share award on the date of such grant as compensation income in the year of the grant of the restricted share award. The holder must make such an election pursuant to Section 83(b) of the Code within 30 days after the date of grant. If such an election is made and the holder later forfeits the restricted shares to us, the holder will not be allowed to deduct, at a later date, the amount such holder had earlier included as compensation income. In any case, we will receive a deduction for federal income tax purposes corresponding in amount to the amount of compensation included in the holder’s income in the year in which that amount is so included, subject to certain limits on deductibility discussed below.
A holder who is an employee will be subject to withholding for federal, and generally for state and local, income taxes at the time the holder recognizes income under the rules described above with respect to the cash or the shares of our common stock received pursuant to awards. Dividends or dividend equivalents that are received by a holder prior to the time that the restricted shares or RSUs are taxed to the holder under the rules described in the preceding paragraph are taxed as additional compensation, not as dividend income. The tax basis of a holder in the shares of our common stock received will equal the amount recognized by the holder as compensation income under the rules described in the preceding paragraph, and the holder’s holding period in such shares will commence on the date income is so recognized.
Certain Tax Code Limitations on Deductibility. In order for us to deduct the amounts described above, such amounts must constitute reasonable compensation for services rendered or to be rendered and must be ordinary and necessary business expenses. The ability to obtain a deduction for awards under the 2020 incentive plan could also be limited by Section 280G of the Code, which provides that certain excess parachute payments made in connection with a change in control of an employer are not deductible. The ability to obtain a deduction for amounts paid under the 2020 incentive plan could also be affected by Section 162(m) of the Code, which limits the deductibility, for U.S. federal income tax purposes, of compensation paid to certain employees to $1 million during any taxable year. Following the enactment of the Tax Cuts and Jobs Act of 2017, beginning with the 2018 calendar year, the executives potentially affected by the limitations of Section 162(m) of the Code have been expanded and there is no longer any exception for qualified performance-based compensation. The transition rules in effect for binding contracts in effect on November 2, 2017 provide that performance-based awards will maintain their exemption from the $1 million annual deduction limitation for so long as such contracts are not materially modified, even though the compensation deduction for such awards would not occur until after 2017. However, portions of the compensation we pay to the named executive officers may not be deductible due to the application of Section 162(m) of the Code. Our compensation committee believes that the lost deduction on compensation payable in excess of the $1 million limitation for the named executive officers is not material relative to the benefit of being able to attract and retain talented management.
Code Section 409A. Section 409A of the Code generally provides that any deferred compensation arrangement must satisfy specific requirements, both in operation and in form, regarding (1) the timing of payment, (2) the advance election of deferrals, and (3) restrictions on the acceleration of payment. Failure to comply with Section 409A of the Code may result in the early taxation (plus interest) to the participant of deferred compensation and the imposition of a 20% penalty on the participant on such deferred amounts included in the participant’s income. It is intended that awards under the 2020 incentive plan be structured in a manner that is designed to be exempt from or comply with Section 409A of the Code.
New Plan Benefits
Due to the nature of the 2020 incentive plan and the discretionary authority afforded the compensation committee in connection with the administration thereof, we cannot determine or predict the value, number or type of awards to be granted pursuant to the 2020 incentive plan.
Prior to the date of this proxy statement, we have not granted any awards under the 2020 incentive plan with respect to shares of our common stock.
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Vote and Recommendation
The affirmative vote of a majority of the combined voting power of the outstanding shares of our common stock that are present in person or by proxy, and entitled to vote at the annual meeting, voting together as a single class, is required to approve the 2020 incentive plan proposal.
Our board of directors unanimously recommends a vote “FOR” the approval of the Qurate Retail, Inc. 2020 Omnibus Incentive Plan.
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PROPOSAL 4—THE SAY-ON-PAY PROPOSAL
We are providing our stockholders the opportunity to vote to approve, on an advisory basis, the compensation of our named executive officers as described below in accordance with Section 14A of the Securities Exchange Act of 1934, as amended (the Exchange Act). This advisory vote is often referred to as the “say-on-pay” vote and allows our stockholders to express their views on the overall compensation paid to our named executive officers. Our company values the views of our stockholders and is committed to the efficiency and effectiveness of our company’s executive compensation program.
Our most recent advisory vote on the compensation of our named executive officers was held at our 2017 annual meeting of stockholders on May 24, 2017, at which stockholders representing 88.8% of our aggregate voting power present and entitled to vote on the say-on-pay proposal voted in favor of, on an advisory basis, our executive compensation as disclosed in our proxy statement for our 2017 annual meeting of stockholders. Also at the 2017 annual meeting of stockholders, stockholders elected to hold a say-on-pay vote every three years and our board of directors adopted this as the frequency at which future say-on-pay votes would be held. We currently expect that our next advisory vote on executive compensation will be held in 2023.
We are seeking stockholder approval of the compensation of our named executive officers as disclosed in this proxy statement in accordance with applicable SEC rules, which include the disclosures under “Executive Compensation-Compensation Discussion and Analysis,” the compensation tables (including all related footnotes) and any additional narrative discussion of compensation included herein. Stockholders are encouraged to read the “Executive Compensation-Compensation Discussion and Analysis” section of this proxy statement, which provides an overview of our company’s executive compensation policies and procedures and how they were applied for 2019.
In accordance with Section 14A of the Exchange Act, and Rule 14a-21(a) promulgated thereunder, and as a matter of good corporate governance, our board of directors is asking stockholders to approve the following advisory resolution at the 2020 annual meeting of stockholders:
RESOLVED, that the stockholders of Qurate Retail, Inc. hereby approve, on an advisory basis, the compensation paid to our company’s named executive officers, as disclosed in this proxy statement pursuant to the rules of the SEC, including the Compensation Discussion and Analysis, compensation tables and any related narrative discussion.
Advisory Vote
Although this vote is advisory and non-binding on our board and our company, our board and the compensation committee, which are responsible for designing and administering our company’s executive compensation program, value the opinions expressed by our stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation policies and decisions for named executive officers.
Vote and Recommendation
This advisory resolution, which we refer to as the say-on-pay proposal, will be considered approved if it receives the affirmative vote of a majority of the combined voting power of the outstanding shares of our common stock that are present in person or by proxy, and entitled to vote at the annual meeting, voting together as a single class.
Our board of directors unanimously recommends a vote “FOR” the approval of the say-on-pay proposal.
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MANAGEMENT AND GOVERNANCE MATTERS
Executive Officers
The following lists the executive officers of our company (other than Michael A. George, our President and Chief Executive Officer, and Gregory B. Maffei, our Chairman of the Board, each of whom also serve as directors of our company and who are listed under “Proposals of Our Board—Proposal 1—The Election of Directors Proposal”), their ages and a description of their business experience, including positions held with our company. All positions referenced in the table below with our company include, where applicable, positions with our predecessors.
Name	Positions
Albert E. Rosenthaler Age: 60	Mr. Rosenthaler has served as Chief Corporate Development Officer of our company, Liberty Media, Liberty TripAdvisor and Liberty Broadband since October 2016 and GCI Liberty since March 2018. He previously served as Chief Corporate Development Officer of Liberty Expedia from October 2016 to July 2019 and Chief Tax Officer of our company, Liberty Media, Liberty TripAdvisor and Liberty Broadband from January 2016 to September 2016 and Liberty Expedia from March 2016 to September 2016. He previously served as a Senior Vice President of our company from April 2002 to December 2015, Liberty Media (including its predecessor) from May 2007 to December 2015, Liberty TripAdvisor from July 2013 to December 2015 and Liberty Broadband from June 2014 to December 2015.
Brian J. Wendling Age: 47	Mr. Wendling has served as the Chief Accounting Officer and Principal Financial Officer of our company, Liberty Media, Liberty Broadband and GCI Liberty since January 2020 and July 2019, respectively. He previously served as Senior Vice President and Controller of each of our company, Liberty Media and Liberty Broadband from January 2016 to December 2019 and GCI Liberty from March 2018 to December 2019. In addition, Mr. Wendling has served as a Senior Vice President and Chief Financial Officer of Liberty TripAdvisor since January 2016, and he previously served as Vice President and Controller of Liberty TripAdvisor from August 2014 to December 2015. He previously served as Senior Vice President of Liberty Expedia from March 2016 to July 2019, and Vice President and Controller of Liberty Media (including its predecessor) from November 2011 to December 2015, Qurate Retail from November 2011 to December 2015 and Liberty Broadband from October 2014 to December 2015. Prior thereto, Mr. Wendling held various positions with Liberty Media and Qurate Retail and their predecessors since 1999.
Renee L. Wilm Age: 46	Ms. Wilm has served as Chief Legal Officer of our company, Liberty Media, Liberty TripAdvisor, Liberty Broadband and GCI Liberty since September 2019. Previously, Ms. Wilm was a Senior Partner with the law firm Baker Botts L.L.P., where she represented our company, Liberty Media, Liberty TripAdvisor, Liberty Broadband and GCI Liberty, and their predecessors for over twenty years, specializing in mergers and acquisitions, complex capital structures and shareholder arrangements, as well as securities offerings and matters of corporate governance and securities law compliance. At Baker Botts, Ms. Wilm was a member of the Executive Committee, the East Coast Corporate Department Chair and Partner-in-Charge of the New York office.
Our executive officers will serve in such capacities until their respective successors have been duly elected and have been qualified, or until their earlier death, resignation, disqualification or removal from office. There is no family relationship between any of our executive officers or directors, by blood, marriage or adoption other than Evan D. Malone, who is the son of John C. Malone.
During the past ten years, none of our directors and executive officers has had any involvement in such legal proceedings as would be material to an evaluation of his or her ability or integrity.
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MANAGEMENT AND GOVERNANCE MATTERS
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC.
Based solely on a review of the copies of the Forms 3, 4 and 5 and amendments to those filed with the SEC and written representations made to us by our executive officers and directors, we believe that, during the year ended December 31, 2019, all Section 16(a) filing requirements applicable to our officers, directors and greater than ten-percent beneficial owners were met, with the exception of one Form 4 reporting three transactions by Brian J. Wendling that was filed on an untimely basis.
Code of Ethics
We have adopted a code of business conduct and ethics that applies to all of our employees, directors and officers, which constitutes our “code of ethics” within the meaning of Section 406 of the Sarbanes-Oxley Act. Our code of business conduct and ethics is available on our website at www.qurateretail.com.
Director Independence
It is our policy that a majority of the members of our board of directors be independent of our management. For a director to be deemed independent, our board of directors must affirmatively determine that the director has no direct or indirect material relationship with us. To assist our board of directors in determining which of our directors qualify as independent for purposes of Nasdaq rules as well as applicable rules and regulations adopted by the SEC, the nominating and corporate governance committee of our board of directors follows Nasdaq’s corporate governance rules on the criteria for director independence.
Our board of directors has determined that each of Richard N. Barton, Fiona P. Dias, M. Ian G. Gilchrist, David E. Rapley, Larry E. Romrell, Mark C. Vadon and Andrea L. Wong qualifies as an independent director of our company.
Board Composition
As described above under “Proposals of Our Board—Proposal 1—The Election of Directors Proposal,” our board is comprised of directors with a broad range of backgrounds and skill sets, including in media and telecommunications, science and technology, venture capital, investment banking, auditing and financial engineering. Our board is also chronologically diverse with our members’ ages spanning four decades. For more information on our policies with respect to board candidates, see “—Committees of the Board of Directors—Nominating and Corporate Governance Committee” below.
Board Leadership Structure
Our board has separated the positions of Chairman of the Board and Chief Executive Officer (principal executive officer). Gregory B. Maffei holds the position of Chairman of the Board, leads our board and board meetings and provides strategic guidance to our Chief Executive Officer. Michael A. George, our President, holds the position of Chief Executive Officer, leads our management team and is responsible for driving the performance of our company. We believe this division of responsibility effectively assists our board in fulfilling its duties.
Board Role in Risk Oversight
The board as a whole has responsibility for risk oversight, with reviews of certain areas being conducted by the relevant board committees. Our audit committee oversees management of financial risks and risks relating to potential conflicts of interest. Our compensation committee oversees the management of risks relating to our compensation arrangements with senior officers. Our nominating and corporate governance committee oversees risks associated with the independence of the board. These committees then provide reports periodically to the full board. The oversight responsibility of the board and its committees is enabled by management reporting processes that are designed to provide visibility to the board about the identification, assessment, and management of critical risks. These areas of focus include strategic, operational, financial and reporting, succession and compensation, legal and compliance, and other risks. Our management reporting processes include regular reports from our Chief Executive Officer, which are prepared with input from our senior management team, and also include input from our Internal Audit group.
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Committees of the Board of Directors
Executive Committee
Our board of directors has established an executive committee, whose members are John C. Malone, Gregory B. Maffei and Michael A. George. Except as specifically prohibited by the General Corporation Law of the State of Delaware, the executive committee may exercise all the powers and authority of our board of directors in the management of our business and affairs, including the power and authority to authorize the issuance of shares of our capital stock.
Compensation Committee
Our board of directors has established a compensation committee, whose chairman is Larry E. Romrell and whose other members are Mark C. Vadon and Andrea L. Wong. See “—Director Independence” above.
The compensation committee reviews and approves corporate goals and objectives relevant to the compensation of our Chief Executive Officer and our other executive officers. The compensation committee also reviews and approves the compensation of our Chief Executive Officer, Chief Legal Officer, Chief Accounting Officer, Principal Financial Officer and Chief Corporate Development Officer, and oversees the compensation of the chief executive officers of our operating subsidiaries. For a description of our processes and policies for consideration and determination of executive compensation, including the role of our Chairman of the Board and outside consultants in determining or recommending amounts and/or forms of compensation, see “Executive Compensation—Compensation Discussion and Analysis.” A subcommittee, whose members are Larry E. Romrell and Andrea L. Wong, was formed in 2017 to review compensation matters for purposes of Section 16 of the Exchange Act and Section 162(m) of the Internal Revenue Code of 1986, as amended (the Code).
Our board of directors has adopted a written charter for the compensation committee, which is available on our website at www.qurateretail.com.
Compensation Committee Report
The compensation committee has reviewed and discussed with our management the “Compensation Discussion and Analysis” included under “Executive Compensation” below. Based on such review and discussions, the compensation committee recommended to our board of directors that the “Compensation Discussion and Analysis” be included in this proxy statement.
Submitted by the Members of the Compensation Committee
Larry E. Romrell
Mark C. Vadon
Andrea L. Wong
Compensation Committee Interlocks and Insider Participation
No member of our compensation committee during 2019 is or has been an officer or employee of our company, or has engaged in any related party transaction during 2019 in which our company was a participant.
Nominating and Corporate Governance Committee
Our board of directors has established a nominating and corporate governance committee, whose chairman is David E. Rapley and whose other members are Richard N. Barton and Mark C. Vadon. See “—Director Independence” above.
The nominating and corporate governance committee identifies individuals qualified to become board members consistent with criteria established or approved by our board of directors from time to time, identifies director nominees for upcoming annual meetings, develops corporate governance guidelines applicable to our company and oversees the evaluation of our board and management.
Board Criteria. The nominating and corporate governance committee believes that nominees for director should possess the highest personal and professional ethics, integrity, values and judgment and should be committed to the long-term interests of our stockholders. To be nominated to serve as a director, a nominee need not meet any specific minimum criteria. As described in our corporate governance guidelines, director candidates are identified and
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MANAGEMENT AND GOVERNANCE MATTERS
nominated based on broad criteria, with the objective of identifying and retaining directors that can effectively develop the company’s strategy and oversee management’s execution of that strategy. In the director candidate identification and nomination process, our board seeks a breadth of experience from a variety of industries and from professional disciplines, along with a diversity of gender, ethnicity, age and other characteristics. When evaluating a potential director nominee, including one recommended by a stockholder, the nominating and corporate governance committee will take into account a number of factors, including, but not limited to, the following:
•
independence from management;

•
his or her unique background, including education, professional experience, relevant skill sets and diversity of gender, ethnicity, age and other characteristics;

•
judgment, skill, integrity and reputation;

•
existing commitments to other businesses as a director, executive or owner;

•
personal conflicts of interest, if any; and

•
the size and composition of the existing board of directors, including whether the potential director nominee would positively impact the composition of the board by bringing a new perspective or viewpoint to the board of directors.

The nominating and corporate governance committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees.
Director Candidate Identification Process. The nominating and corporate governance committee will consider candidates for director recommended by any stockholder provided that such recommendations are properly submitted. Eligible stockholders wishing to recommend a candidate for nomination as a director should send the recommendation in writing to the Corporate Secretary, Qurate Retail, Inc., 12300 Liberty Boulevard, Englewood, Colorado 80112. Stockholder recommendations must be made in accordance with our bylaws, as discussed under “Stockholder Proposals” below, and contain the following information:
•
the name and address of the proposing stockholder and the beneficial owner, if any, on whose behalf the nomination is being made, and documentation indicating the number of shares of our common stock owned beneficially and of record by such person and the holder or holders of record of those shares, together with a statement that the proposing stockholder is recommending a candidate for nomination as a director;

•
the candidate’s name, age, business and residence addresses, principal occupation or employment, business experience, educational background and any other information relevant in light of the factors considered by the nominating and corporate governance committee in making a determination of a candidate’s qualifications, as described below;

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a statement detailing any relationship, arrangement or understanding between the proposing stockholder and/or beneficial owner(s), if different, and any other person(s) (including their names) under which the proposing stockholder is making the nomination and any affiliates or associates (as defined in Rule 12b-2 of the Exchange Act) of such proposing stockholder(s) or beneficial owner (each a Proposing Person);

•
a statement detailing any relationship, arrangement or understanding that might affect the independence of the candidate as a member of our board of directors;

•
any other information that would be required under SEC rules in a proxy statement soliciting proxies for the election of such candidate as a director;

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a representation as to whether the Proposing Person intends (or is part of a group that intends) to deliver any proxy materials or otherwise solicit proxies in support of the director nominee;

•
a representation by each Proposing Person who is a holder of record of our common stock as to whether the notice is being given on behalf of the holder of record and/or one or more beneficial owners, the number of shares held by any beneficial owner along with evidence of such beneficial ownership and that such holder of record is entitled to vote at the annual stockholders meeting and intends to appear in person or by proxy at the annual stockholders meeting at which the person named in such notice is to stand for election;

•
a written consent of the candidate to be named in the proxy statement and to serve as a director, if nominated and elected;

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•
a representation as to whether the Proposing Person has received any financial assistance, funding or other consideration from any other person regarding the nomination (a Stockholder Associated Person) (including the details of such assistance, funding or consideration); and

•
a representation as to whether and the extent to which any hedging, derivative or other transaction has been entered into with respect to our company within the last six months by, or is in effect with respect to, the Proposing Person, any person to be nominated by the proposing stockholder or any Stockholder Associated Person, the effect or intent of which transaction is to mitigate loss to or manage risk or benefit of share price changes for, or increase or decrease the voting power of, the Proposing Person, its nominee, or any such Stockholder Associated Person.

In connection with its evaluation, the nominating and corporate governance committee may request additional information from the proposing stockholder and the candidate. The nominating and corporate governance committee has sole discretion to decide which individuals to recommend for nomination as directors.
When seeking candidates for director, the nominating and corporate governance committee may solicit suggestions from incumbent directors, management, stockholders and others. After conducting an initial evaluation of a prospective nominee, the nominating and corporate governance committee will interview that candidate if it believes the candidate might be suitable to be a director. The nominating and corporate governance committee may also ask the candidate to meet with management. If the nominating and corporate governance committee believes a candidate would be a valuable addition to our board of directors, it may recommend to the full board that candidate’s nomination and election.
Prior to nominating an incumbent director for re-election at an annual meeting of stockholders, the nominating and corporate governance committee will consider the director’s past attendance at, and participation in, meetings of the board of directors and its committees and the director’s formal and informal contributions to the various activities conducted by the board and the board committees of which such individual is a member.
The members of our nominating and corporate governance committee have determined that Ms. Dias and Messrs. Malone, Rapley and Romrell, who are nominated for election at the annual meeting, continue to be qualified to serve as directors of our company and such nominations were approved by the entire board of directors.
Our board of directors has adopted a written charter for the nominating and corporate governance committee. Our board of directors has also adopted corporate governance guidelines, which were developed by the nominating and corporate governance committee. The charter and the corporate governance guidelines are available on our website at www.qurateretail.com.
Audit Committee
Our board of directors has established an audit committee, whose chairman is M. Ian G. Gilchrist and whose other members are David E. Rapley and Larry E. Romrell. See “—Director Independence” above.
Our board of directors has determined that Mr. Gilchrist is our company’s “audit committee financial expert” under applicable SEC rules and regulations. The audit committee reviews and monitors the corporate financial reporting and the internal and external audits of our company. The committee’s functions include, among other things:
•
appointing or replacing our independent auditors;

•
reviewing and approving in advance the scope and the fees of our annual audit and reviewing the results of our audits with our independent auditors;

•
reviewing and approving in advance the scope and the fees of non-audit services of our independent auditors;

•
reviewing compliance with and the adequacy of our existing major accounting and financial reporting policies;

•
reviewing our management’s procedures and policies relating to the adequacy of our internal accounting controls and compliance with applicable laws relating to accounting practices;

•
confirming compliance with applicable SEC and stock exchange rules; and

•
preparing a report for our annual proxy statement.

Our board of directors has adopted a written charter for the audit committee, which is available on our website at www.qurateretail.com.
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MANAGEMENT AND GOVERNANCE MATTERS
Audit Committee Report
Each member of the audit committee is an independent director as determined by our board of directors, based on the listing standards of Nasdaq. Each member of the audit committee also satisfies the SEC’s independence requirements for members of audit committees. Our board of directors has determined that Mr. Gilchrist is an “audit committee financial expert” under applicable SEC rules and regulations.
The audit committee reviews our financial reporting process on behalf of our board of directors. Management has primary responsibility for establishing and maintaining adequate internal controls, for preparing financial statements and for the public reporting process. Our independent auditor, KPMG LLP, is responsible for expressing opinions on the conformity of our audited consolidated financial statements with U.S. generally accepted accounting principles. Our independent auditor also expresses its opinion as to the effectiveness of our internal control over financial reporting.
Our audit committee has reviewed and discussed with management and KPMG LLP our most recent audited consolidated financial statements, as well as management’s assessment of the effectiveness of our internal control over financial reporting and KPMG LLP’s evaluation of the effectiveness of our internal control over financial reporting. Our audit committee has also discussed with KPMG LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the PCAOB) and the SEC, including that firm’s judgment about the quality of our accounting principles, as applied in its financial reporting.
KPMG LLP has provided our audit committee with the written disclosures and the letter required by the applicable requirements of the PCAOB regarding KPMG LLP’s communications with the audit committee concerning independence, and the audit committee has discussed with KPMG LLP that firm’s independence from the company and its subsidiaries.
Based on the reviews, discussions and other considerations referred to above, our audit committee recommended to our board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2019 (the 2019 Form 10-K), which was filed on February 26, 2020 with the SEC.
Submitted by the Members of the Audit Committee

M. Ian G. Gilchrist
David E. Rapley
Larry E. Romrell
Other
Our board of directors, by resolution, may from time to time establish other committees of our board of directors, consisting of one or more of our directors. Any committee so established will have the powers delegated to it by resolution of our board of directors, subject to applicable law.
Board Meetings
During 2019, there were five meetings of our full board of directors, no meetings of our executive committee, eight meetings of our compensation committee, one meeting of our nominating and corporate governance committee and nine meetings of our audit committee.
Director Attendance at Annual Meetings
Our board of directors encourages all members of the board to attend each annual meeting of our stockholders. Nine of our eleven directors attended our 2019 annual meeting of stockholders.
Stockholder Communication with Directors
Our stockholders may send communications to our board of directors or to individual directors by mail addressed to the Board of Directors or to an individual director c/o Qurate Retail, Inc., 12300 Liberty Boulevard, Englewood, Colorado 80112. All such communications from stockholders will be forwarded to our directors on a timely basis.
Executive Sessions
In 2019, the independent directors of our company, then serving, met at four executive sessions without management participation.
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Any interested party who has a concern regarding any matter that it wishes to have addressed by our independent directors, as a group, at an upcoming executive session may send its concern in writing addressed to Independent Directors of Qurate Retail, Inc., c/o Qurate Retail, Inc., 12300 Liberty Boulevard, Englewood, Colorado 80112. The current independent directors of our company are Richard N. Barton, Fiona P. Dias, M. Ian G. Gilchrist, David E. Rapley, Larry E. Romrell, Mark C. Vadon and Andrea L. Wong.
Hedging Disclosure
We do not have any practices or policies regarding the ability of our employees (including officers) or directors, or any of their designees, to purchase financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds) or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities.
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EXECUTIVE COMPENSATION
This section sets forth information relating to, and an analysis and discussion of, compensation paid by our company to the following persons (who we collectively refer to as our named executive officers):
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Gregory B. Maffei, our Chairman of the Board;

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Michael A. George, our Chief Executive Officer and President;

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Brian J. Wendling, our Chief Accounting Officer and Principal Financial Officer;

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Albert E. Rosenthaler, our Chief Corporate Development Officer;

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Renee L. Wilm, our Chief Legal Officer; and

•
Mark D. Carleton, our Senior Advisor and former Chief Financial Officer.

Mr. Carleton served as our Chief Financial Officer until July 1, 2019, on which date he became Senior Advisor of our company, and Mr. Wendling, who has been Senior Vice President and Controller of our company since January 2016, was promoted to Principal Financial Officer on July 1, 2019. Effective September 23, 2019, our former Chief Legal Officer and Chief Administrative Officer, Richard N. Baer resigned and Ms. Wilm assumed the role of Chief Legal Officer of our company. Effective January 1, 2020, Mr. Wendling was appointed Chief Accounting Officer in addition to Principal Financial Officer of our company.
Compensation Discussion and Analysis
Compensation Overview
Our compensation committee of our board of directors has responsibility for establishing, implementing and regularly monitoring adherence to our compensation philosophy. That philosophy seeks to align the interests of the named executive officers with those of our stockholders, with the ultimate goal of appropriately motivating our executives to increase long-term stockholder value. To that end, the compensation packages provided to the named executive officers include significant performance-based bonuses and significant equity incentive awards, including equity awards that vest many years after initial grant.
Our compensation committee seeks to approve a compensation package for each named executive officer that is commensurate with the responsibilities and proven or expected performance of that executive and that is competitive relative to the compensation packages paid to similarly situated executives in other companies. Our compensation committee does not engage in any regular benchmarking analysis; rather, it is familiar with the range of total compensation paid by other companies and periodically reviews survey information provided by Mercer (US) Inc. (Mercer), Frederic W. Cook & Co., Inc. (FW Cook) and others. Our compensation committee uses this range and survey data as a guide to ensure that the named executive officers receive attractive compensation packages. Our compensation committee believes that our compensation packages should assist our company in attracting and retaining key executives critical to our long-term success.
Our feedback from stockholders on this pay philosophy has been positive. At our 2017 annual stockholder meeting, stockholders representing 88.8% of the aggregate voting power of Qurate Retail present and entitled to vote on our say-on-pay proposal voted in favor of, on an advisory basis, our executive compensation disclosed in our proxy statement for the 2017 annual meeting of stockholders. No material changes were implemented to our executive compensation program as a result of this vote. At our 2017 annual stockholder meeting, stockholders elected to hold a say-on-pay vote every three years and our board of directors adopted this as the frequency at which future say-on-pay votes would be held. At our 2020 annual stockholder meeting, we are submitting for stockholder consideration a stockholder vote to approve, on an advisory basis, our executive compensation. See “Proposals of Our Board—Proposal 4—The Say-On-Pay Proposal.”
Services Agreement
In September 2011, we entered into a services agreement with our former subsidiary (the services agreement), which agreement was assumed in January 2013 by its former subsidiary, then-known as Liberty Spinco, Inc. (currently known as Liberty Media). Pursuant to the services agreement, in 2019, we reimbursed Liberty Media for the portion of the base salary and certain other compensation Liberty Media paid to our employees that was allocable to us for estimated time spent by each such employee related to our company. In 2019, we did not reimburse Liberty Media for time spent by Mr. Maffei on Qurate Retail matters. Rather, we paid Mr. Maffei directly pursuant to his
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employment agreement with our company. All of Mr. George’s compensation was paid by QVC, and none of his time was allocated to Liberty Media because Mr. George did not provide any services to Liberty Media in 2019. The 2019 performance-based bonuses earned by the named executive officers of our company were paid directly by our company. During 2019, the estimate of the allocable percentages of time spent performing services for Liberty Media, on the one hand, and our company, on the other hand, were reviewed quarterly by our audit committee for appropriateness. The salaries, performance-based bonuses and certain perquisite information included in the “Summary Compensation Table” below (other than with respect to Mr. George, whose cash compensation is paid directly by QVC) include the portion of the compensation allocable to our company and for which we reimbursed Liberty Media and do not include the portion of the compensation allocable to Liberty Media. During the year ended December 31, 2019, the weighted average percentage of each such named executive officer’s time that was allocated to our company was: Mr. Wendling—19%; Mr. Rosenthaler—22%; Ms. Wilm—10%; and Mr. Carleton—25%.
In December 2019, we entered into an amendment to the services agreement with Liberty Media (the amended services agreement) in connection with Liberty Media entering into a new employment arrangement with Mr. Maffei (the 2019 Maffei Employment Agreement). Under the amended services agreement, beginning in 2020, our company will establish, and pay or grant directly to Mr. Maffei, our allocable portion of his annual performance-based cash bonus, his annual equity-based awards and his upfront awards, and we will reimburse Liberty Media for our allocable portion (currently 19%) of the other components of Mr. Maffei’s compensation, as described in more detail below in “—Changes for 2020—Amendment to Services Agreement in Connection with 2019 Maffei Employment Agreement”.
Role of Independent Compensation Consultant
Prior to entering into the amended services agreement with Liberty Media in connection with the 2019 Maffei Employment Agreement, our compensation committee engaged FW Cook, an independent and experienced compensation consultant, to assist in determining the reasonableness of compensation to be allocated to our company under the amendment to the services agreement.
In order to assess the reasonableness of compensation, FW Cook evaluated the market value of Mr. Maffei’s role at our company and the proposed allocation to our company under the service arrangement. Given the unique nature of Mr. Maffei’s role at our company, FW Cook evaluated the market value of the executive job at our company through two different lenses: Chairman of the Board and managing partner of a private equity firm.
In assessing the reasonableness of pay as Chairman of the Board, FW Cook and the compensation committee reviewed pay data for companies comparable to ours, including companies in the retail industry, and companies with which we may compete for executive talent and stockholder investment and also included companies in those industries that are similar to our company in size, geographic location or complexity of operations. In assessing the reasonableness of pay as a managing partner of a private equity firm, FW Cook and the compensation committee reviewed survey data regarding the compensation of private equity professionals.
Setting Executive Compensation
In making its compensation decision for each named executive officer, our compensation committee considers the following:
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each element of the named executive officer’s compensation, including salary, performance-based bonus, equity compensation, perquisites and other personal benefits, and weights equity compensation most heavily;

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the financial performance of our company compared to internal forecasts and budgets;

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the scope of the named executive officer’s responsibilities;

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the competitive nature of the compensation packages offered based on general industry knowledge of the media, telecommunications and entertainment industries and periodic use of survey information provided by Mercer, FW Cook and others; and

•
the performance of the group reporting to the named executive officer.

In addition, when setting compensation, our compensation committee considers the recommendations obtained from Mr. Maffei as to all elements of the compensation packages of Messrs. George, Wendling, Rosenthaler and Carleton and Ms. Wilm. To make these recommendations, Mr. Maffei evaluates the performance and contributions of
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EXECUTIVE COMPENSATION
each such named executive officer. He also considers whether the pay packages afforded to such named executive officers are competitive and are aligned internally. He also evaluates the named executive officer’s performance against individual, department and corporate goals.
In December 2014, our compensation committee approved a five-year employment agreement with Mr. Maffei (as amended, the 2014 Maffei Employment Agreement), which established his compensation for the term of the agreement. See “—Executive Compensation Arrangements—Gregory B. Maffei” below. Prior to entering into the 2014 Maffei Employment Agreement, our compensation committee reviewed information from Mercer with respect to chief executive officer compensation packages at e-commerce and brick and mortar retailers, television shopping networks, and entertainment, media, communications and travel companies and discussed this comparative information and alternative equity award structures with Mercer.
In connection with the closing on March 9, 2018 of a series of transactions that effected (i) the acquisition and split-off of GCI Liberty and (ii) the redemption of Qurate Retail’s Liberty Ventures common stock in exchange for shares of GCI Liberty common stock (leaving QRTEA and QRTEB the only outstanding stock of Qurate Retail) (the Transactions), Mr. Maffei was appointed as the Chairman of the Board of our company. At the same time, Mr. George was appointed as Chief Executive Officer and President of our company. In connection with Mr. Maffei’s change in role, our company and Mr. Maffei executed an amendment to the 2014 Maffei Employment Agreement to reflect the change in role from Chief Executive Officer and President to Chairman of the Board and to reflect the changes in our equity securities after the Transactions. Pursuant to the amendment, Mr. Maffei agreed that the change in role would not constitute a good reason termination under the 2014 Maffei Employment Agreement.
In December 2019, our compensation committee approved the amended services agreement, reimbursed Liberty Media for our allocable portion of his cash commitment bonus and granted equity awards in connection with the execution of the amended services agreement. See “—Changes for 2020—Amendment to Services Agreement in Connection with 2019 Maffei Employment Agreement” below. Prior to entering into the amended services agreement with Liberty Media, our compensation committee reviewed information from FW Cook with respect to Chairman of the Board compensation packages at the types of companies described above (retail companies).
In September 2015, our compensation committee approved a new five-year employment agreement with Mr. George (the George Employment Agreement) and granted equity awards in connection with the execution of the George Employment Agreement. See “—Executive Compensation Arrangements—Michael A. George—2015 Term Options” and “—Elements of 2019 Executive Compensation—Equity Incentive Compensation—Annual Performance Awards—QVC CEO RSUs” below. Prior to entering into the George Employment Agreement, our compensation committee considered the recommendation of Mr. Maffei with respect to Mr. George’s compensation package. When considering Mr. Maffei’s recommendations concerning Mr. George’s compensation, our compensation committee reviewed compensation data from companies similar to QVC, which was compiled by Mercer, as a reference point for the proposed new compensation arrangement. Based on this review, our compensation committee determined to confirm and approve the proposed arrangement. In addition, in connection with granting the New CEO Term Options and New CEO Performance RSUs (each as defined below) to Mr. George, the compensation committee and Mr. Maffei reviewed a compensation study prepared by Mercer that reviewed the compensation paid to CEOs of comparable retailers and e-commerce companies. See “—Elements of 2019 Executive Compensation—Equity Incentive Compensation—Annual Performance Awards—New Qurate Retail CEO Awards” below.
Elements of 2019 Executive Compensation
For 2019, the principal components of compensation for the named executive officers were:
•
base salary;

•
a performance-based bonus, payable in cash;

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in Mr. Maffei’s case a one-time cash commitment bonus and an upfront award of stock options in connection with the entry into the 2019 Maffei Employment Agreement;

•
time-vested stock options and performance-based restricted stock units (RSUs); and

•
perquisites and other limited personal benefits.

Base Salary
Our compensation committee believes base salary should be a relatively smaller portion of each named executive officer’s overall compensation package, allowing for a greater portion to be performance based, thereby aligning the
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interests of our executives more closely with those of our stockholders. The base salaries of the named executive officers are reviewed on an annual basis (other than Mr. Maffei’s base salary, the increases of which are governed by his employment agreement), as well as at the time of any change in responsibilities. Typically, after establishing a named executive officer’s base salary, salary increases are limited to cost-of-living adjustments, adjustments based on changes in the scope of the named executive officer’s responsibilities, and adjustments to align the named executive officer’s salary level with those of our other named executive officers. After completion of the annual review in December 2018, the 2019 base salaries of Messrs. Wendling, Rosenthaler and Carleton were increased by 2%, reflecting a cost-of-living adjustment. Mr. Wendling’s salary was further increased by 25% effective July 1, 2019 in light of his promotion to our Principal Financial Officer, and at the same time, Mr. Carleton’s salary was decreased by 50% in light of his change in responsibilities from our Chief Financial Officer to a Senior Advisor. Our compensation committee determined Ms. Wilm’s 2019 base salary after considering the scope of her responsibilities as our Chief Legal Officer and the deep knowledge of our company that she gained by representing us as our (and our predecessors’) outside counsel for more than 20 years. In 2019, Mr. Maffei received the 5% base salary increase prescribed by the 2014 Maffei Employment Agreement. Mr. George’s base salary has remained at the initial amount fixed in the George Employment Agreement.
2019 Performance-based Bonuses
Qurate Retail Awards—Overview. For 2019, our compensation committee adopted an annual, performance-based bonus program for each of Messrs. Maffei, Rosenthaler and Carleton. Mr. George participated in a separate performance-based bonus program, described under “—QVC Bonus Award” below. While Mr. Carleton’s tenure as our Chief Financial Officer ended on July 1, 2019, he remained an employee of our company through December 31, 2019 and was eligible to earn a cash bonus under the performance-based bonus program based on the aggregate annual base salary he received during 2019. Upon Mr. Wendling’s mid-year promotion and Ms. Wilm’s mid-year hire, they each became eligible to receive a performance-based bonus based generally on the same bonus program criteria as the other named executive officers. The 2019 bonus program was comprised of two components: a bonus amount payable based on each participant’s individual performance (the Individual Performance Bonus) and a bonus amount payable based on the corporate performance of our company (the Corporate Performance Bonus).
In order for Messrs. Maffei, Rosenthaler and Carleton to be eligible to receive a bonus under our 2019 bonus program, a minimum corporate performance needed to be achieved: the combined Adjusted OIBDA of QVC, Cornerstone Brands, Inc. and zulily (collectively, the Operating Companies) for the year ended December 31, 2019 was required to exceed $750 million (the Bonus Threshold). If the Bonus Threshold was met, their notional bonus pool for our company would be funded with 0.58% of the amount by which such combined Adjusted OIBDA exceeded $750 million (the Cash Bonus Pool). If the Cash Bonus Pool was insufficient to cover the aggregate maximum bonus amount, their respective maximum bonus amounts would be reduced pro rata, for all purposes under the program. For purposes of the bonus program, Adjusted OIBDA is defined as revenue less cost of sales, operating expense and selling, general and administrative expense (excluding stock compensation). The bonuses of Mr. Wendling and Ms. Wilm were not subject to the Cash Bonus Pool funding criteria given their respective mid-year promotion and mid-year hire.
At the beginning of the year, each of Messrs. Maffei, Rosenthaler and Carleton were assigned a maximum bonus under the performance-based bonus program for each of Qurate Retail and Liberty Media. The maximum bonuses for the Qurate Retail program were as follows: Mr. Maffei—$5,838,990; Mr. Rosenthaler—$929,087; and Mr. Carleton (as adjusted to reflect the decrease to his base salary in connection with his assumption of the Senior Advisor role on July 1, 2019)—$696,815. The maximum bonuses of each of Messrs. Maffei, Rosenthaler and Carleton could be paid only if the Bonus Threshold was met and the Cash Bonus Pool supported such payments. Mr. Wendling and Ms. Wilm’s maximum bonuses were assigned to them in connection with their respective mid-year promotion and mid-year hire (each participant’s Qurate Retail Maximum Performance Bonus). Liberty Media also established maximum performance-based bonuses for our participants as follows: Mr. Maffei—$8,758,485, Mr. Rosenthaler—$1,393,631, and Mr. Carleton (as adjusted to reflect the decrease to his base salary in connection with his assumption of the Senior Advisor role on July 1, 2019)—$1,045,223.
Mr. Maffei’s Qurate Retail Maximum Performance Bonus was set at five times the base salary paid by our company, which is consistent with the terms of the 2014 Maffei Employment Agreement. It was determined that the Qurate Retail Maximum Performance Bonus would be up to 148% of base pay for Mr. Wendling, up to 200% of base pay for Messrs. Rosenthaler and Carleton, and up to 150% of base pay for Ms. Wilm. The bonus maximums were established by the compensation committee in March 2019 for Messrs. Maffei, Rosenthaler and Carleton, and the
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EXECUTIVE COMPENSATION
limits for Mr. Wendling and Ms. Wilm were determined by Mr. Maffei at the time of Mr. Wendling’s promotion and Ms. Wilm’s hire, respectively, and reviewed by the compensation committee at the end of the year in connection with determining the performance-based bonus payouts. In addition, the maximum bonus opportunities in dollars for Messrs. Carleton and Wendling were pro-rated based on their change in responsibilities and base pay during the year, while the maximum bonus opportunity for Ms. Wilm was pro-rated based on her hire date.
Subject to the achievement of the Bonus Threshold, with respect to Messrs. Maffei, Rosenthaler and Carleton (and after taking into account any reductions associated with a shortfall in the Cash Bonus Pool with respect to Messrs. Maffei, Rosenthaler and Carleton), each participant was entitled to receive from our company an amount (the Qurate Maximum Individual Bonus) equal to 60% of the Qurate Retail Maximum Performance Bonus for that participant. The Qurate Retail Maximum Individual Bonus was subject to reduction based on a determination of the participant’s achievement of qualitative criteria established with respect to the services to be performed by the participant on behalf of our company. Under Liberty Media’s corollary program, each participant was entitled to receive from Liberty Media a maximum individual bonus, equal to 60% of his or her Liberty Media maximum performance bonus, subject to reduction based on a determination of the participant’s achievement of qualitative criteria established with respect to the services to be performed by the participant on behalf of Liberty Media. Our compensation committee believes this construct was appropriate in light of the services agreement and the fact that each participant splits his or her professional time and duties.
Also, subject to the achievement of the Bonus Threshold, with respect to Messrs. Maffei, Rosenthaler and Carleton (and after taking into account any reductions associated with a shortfall in the Cash Bonus Pool with respect to Messrs. Maffei, Rosenthaler and Carleton), each participant was entitled to receive from our company an amount (the Qurate Retail Maximum Corporate Bonus) equal to 40% of his or her Qurate Retail Maximum Performance Bonus, subject to reduction based on a determination of the corporate performance of our company. Liberty Media has a corollary program pursuant to which each participant was entitled to receive from Liberty Media a bonus that is 40% of the Liberty Media maximum bonus, which was subject to reduction based on a determination of the corporate performance of Liberty Media.
In December 2019, our compensation committee and the Liberty Media compensation committee reviewed contemporaneously our respective named executive officers’ performance under each company’s program. Notwithstanding this joint effort, our compensation committee retained sole and exclusive discretion with respect to the approval of award terms and amounts payable under our bonus program.
Also, in December 2019, our compensation committee determined that the combined Adjusted OIBDA for the Operating Companies was approximately $2,063 million using the formula described above, exceeding the Bonus Threshold by approximately $1,313 million, thereby creating a notional Cash Bonus Pool of approximately $7.615 million, which was $1.039 million (or 12%) lower than the amount necessary to cover the aggregate maximum bonus amounts of Messrs. Maffei, Rosenthaler and Carleton. As a result of the shortfall in the Cash Bonus Pool, the maximum bonus amounts under the performance-based bonus program for each of Messrs. Maffei, Rosenthaler and Carleton were reduced by 12% to the following amounts: Mr. Maffei—$5,138,311, Mr. Rosenthaler—$817,597 and Mr. Carleton—$613,197.
Individual Performance Bonus. Our compensation committee then reviewed the individual performance of each participant to determine the reductions that would apply to each participant’s Qurate Retail Maximum Individual Bonus. Our compensation committee took into account a variety of factors, without assigning a numerical weight to any single performance measure. This determination was based on reports of our board, the observations of committee members throughout the year, executive self-evaluations and, with respect to the participants other than Mr. Maffei, the observations and input of Mr. Maffei. In evaluating the performance of each of the participants for determining the reduction that would apply to each named executive officer’s Qurate Retail Maximum Individual Bonus, the following performance objectives related to our company which had been assigned to each participant for 2019 were considered:
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Individual	Performance Objectives
Gregory B. Maffei
•
Provide leadership to new Qurate Retail Group to drive strategies, improve brand and increase shareholder value

•
Assess capital allocation strategies and capital structure

•
Assist with hiring of senior officers at QVC

•
Monitor cost synergies against plan

•
Pursue additional capital funding strategies, particularly permanent capital alternatives

•
Support development and goals of management team; conduct succession planning at all levels

Brian J. Wendling
•
Ensure timely and accurate internal and external financial reports

•
Continued development and training of accounting, reporting and internal audit staff

•
Assist other executives in accounting and financial related due diligence on potential acquisition targets

•
Assist treasury and management on evaluation of capital structures and capital allocation

Albert E. Rosenthaler
•
Evaluate potential merger, acquisition and strategic investment opportunities

•
Assess capital structure and assist treasury with the execution of debt-related transactions

•
Continue oversight of tax and corporate development departments

Renee L. Wilm
•
Oversee enhanced risk management and compliance efforts

•
Negotiate executive employment arrangements

•
Provide support to legal departments of subsidiaries and controlled companies

•
Provide legal support to treasury and management on evaluation of capital structures and capital allocation

•
Manage succession planning at our company

Mark D. Carleton
•
Actively manage Qurate Retail’s interest in QVC, including assisting with corporate development opportunities and assisting with integration of Qurate Retail subsidiaries

•
Support the accounting department to maintain timely and accurate internal and external financial reports

•
Participate in rationalization efforts pertaining to equity affiliate investments

Following a review of the participants’ performance and a review of the time allocated to matters for our company, our compensation committee determined to pay each participant the following portion of his or her Qurate Retail Maximum Individual Bonus:
Name	Qurate Retail Maximum Individual Bonus	Percentage Payable	Aggregate Dollar Amount
Gregory B. Maffei	$1,191,154	84.38%	$1,005,096
Brian J. Wendling	$75,579	81.25%	$61,408
Albert E. Rosenthaler	$245,279	81.25%	$199,289
Renee L. Wilm	$24,478	87.50%	$21,418
Mark D. Carleton	$209,045	62.50%	$130,653
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Corporate Performance Bonus. Our compensation committee then made a determination as to the reductions that would apply to each participant’s Qurate Retail Maximum Corporate Bonus. In making this determination, our compensation committee reviewed forecasts of 2019 Adjusted OIBDA, revenue and free cash flow (as defined below) for the Operating Companies, all of which forecasts were prepared in December 2019 and are set forth in the table below. Also set forth in the table below are the corresponding actual financial measures achieved for 2019. Although forecasted Adjusted OIBDA and free cash flow deviated from the actual result, neither deviation would have materially affected the amounts paid under the corporate performance bonus portion of the program.
	(dollar amounts in millions)
	2019 Forecast	2019 Actual	Actual/ Forecast
Revenue(1)	$13,538.6	$13,527.0	(0.1%)
Adjusted OIBDA(1)	$2,120.1	$2,072.7	(2.2%)
Free Cash Flow(1)(2)	$1,038.0	$1,084.0	4.4%
(1)
Revenue, Adjusted OIBDA and Free Cash Flow information represent the summation for QVC and Operating Companies. All calculations were done on a constant currency basis.

(2)
Defined for purposes of the bonus program as Adjusted OIBDA less all other operating and investing items on a constant currency basis.

In determining whether any reductions would be made to the Qurate Retail Maximum Corporate Bonus payable to each participant, our compensation committee weighted the corporate performance metrics as follows: 25% attributable to revenue growth, 50% attributable to Adjusted OIBDA growth and 25% attributable to free cash flow in comparison to budget.
Based on a review of the above forecasts and our compensation committee’s consideration of our company’s performance against plan for these measures, our compensation committee determined that the growth metrics were achieved to the extent described below:
Growth Factor	Qurate Retail
Revenue	0% of a possible 25%
Adjusted OIBDA	0% of a possible 50%
Free Cash Flow	0% of a possible 25%
Our compensation committee then translated the achievement of these growth metrics into a percentage payable to each participant of his or her Qurate Retail Maximum Corporate Bonus, as follows:
Name	Qurate Retail Maximum Corporate Bonus	Percentage Payable	Aggregate Dollar Amount
Gregory B. Maffei	$640,467	0%	$0
Brian J. Wendling	$36,360	0%	$0
Albert E. Rosenthaler	$101,910	0%	$0
Renee L. Wilm	$22,375	0%	$0
Mark D. Carleton	$76,432	0%	$0
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Aggregate Results. The following table presents information concerning the aggregate 2019 performance-based bonus amounts payable to each named executive officer by our company (other than Mr. George), after giving effect to the determinations described above.
Name	Individual Performance Bonus	Corporate Performance Bonus	Total Bonus
Gregory B. Maffei	$1,005,096	$0	$1,005,096
Brian J. Wendling	$61,408	$0	$61,408
Albert E. Rosenthaler	$199,289	$0	$199,289
Renee L. Wilm	$21,418	$0	$21,418
Mark D. Carleton	$130,653	$0	$130,653
Our compensation committee then noted that, when combined with the total 2019 performance-based bonus amounts paid by Liberty Media to the overlapping named executive officers, each of our named executive officers received the following payments:
Name	Combined Performance Bonus
Gregory B. Maffei	$9,439,212
Brian J. Wendling	$523,423
Albert E. Rosenthaler	$1,467,050
Renee L. Wilm	$337,394
Mark D. Carleton	$943,503
For more information regarding these bonus awards, please see the “Grants of Plan-Based Awards” table below.
QVC Bonus Award. Mr. George’s 2019 performance-based bonus was structured to align with the 2019 performance-based bonus program established at QVC for QVC senior global officers. Pursuant to the program, Mr. George would be paid a cash bonus based upon 2019 Adjusted OIBDA performance on a constant currency basis. His target bonus amount would be 100% of his base salary as required by the terms of his employment agreement and his maximum bonus amount would be 240% of his base salary.
For any bonus to be paid, 2019 Adjusted OIBDA would need to equal or exceed $2,173.6 million. If 2019 Adjusted OIBDA equaled or exceeded $2,173.6 million, then Mr. George would be eligible to receive a maximum bonus of 240% of his base salary, subject to reduction in the discretion of our compensation committee based on 2019 Adjusted OIBDA performance and individual performance, among other things. 2019 Adjusted OIBDA was $2,072.7 million, which was less than the threshold for receiving a bonus payment. As a result, our compensation committee did not award Mr. George a bonus for performance in 2019.
Cash Commitment Bonus
In connection with entering into the 2019 Maffei Employment Agreement, in December 2019, Mr. Maffei was paid by Liberty Media a one-time cash commitment bonus of  $5 million, of which $950,000 (or 19%) was allocated to, and reimbursed by, our company. The “Summary Compensation Table” below reflects only the portion of this one-time commitment bonus that was allocated to our company.
Equity Incentive Compensation
The Qurate Retail, Inc. 2016 Omnibus Incentive Plan, as amended (the 2016 incentive plan) provides, and prior to their expiration, the Liberty Interactive Corporation 2012 Incentive Plan and the Liberty Interactive Corporation 2010 Incentive Plan (As Amended and Restated Effective November 7, 2011) (each as amended) provided, for the grant of a variety of incentive awards, including stock options, restricted shares, RSUs, stock appreciation rights and performance awards. Our compensation committee has a preference for grants of stock-based incentive awards (RSUs, restricted stock and options) as compared with cash incentive awards based on the belief that they better promote retention of key employees through the continuing, long-term nature of an equity investment. It is the policy of our compensation committee that stock options be awarded with an exercise price equal to fair market value on the date of grant, typically measured by reference to the closing price on the grant date. If the 2020 incentive plan is
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approved, it will be the only incentive plan under which awards will be made, and no additional awards will be made under the 2016 incentive plan. In the past, our company was not allocated any portion of the costs of the named executive officers’ (other than Mr. George) equity awards. After the closing of the Transactions, Liberty Media’s compensation committee reviewed this practice and determined that it would be appropriate to request each of the Service Companies to grant a portion of the equity awards granted to our named executive officers other than Mr. George, who receives equity awards from our company only. Liberty Media’s compensation committee determined to allocate to each of our company, Liberty Broadband, Liberty TripAdvisor and GCI Liberty, a proportionate share of the aggregate equity grant value given to each named executive officer other than Mr. George based 50% on relative market capitalization and 50% on relative time spent by Liberty Media’s employees working for such issuer.
Maffei Performance-based Equity Awards. In December 2014, we entered into the 2014 Maffei Employment Agreement which provided Mr. Maffei with the opportunity to earn annual equity incentive awards during the employment term. See “—Executive Compensation Arrangements—Gregory B. Maffei” for additional information about the annual awards provided under the 2014 Maffei Employment Agreement.
The 2014 Maffei Employment Agreement provided that Mr. Maffei was entitled to receive from our company and Liberty Media in 2019 a combined target value equity award of  $20 million and contemplated that the equity awards would be structured to qualify as performance-based compensation under Section 162(m) of the Code. The 2014 Maffei Employment Agreement contemplated that the $20 million equity award would be divided between our company and Liberty Media according to relative market capitalization. However, in 2019, the $20 million of equity awards was granted across Liberty Media, Liberty TripAdvisor, Liberty Broadband, GCI Liberty and our company based on two factors, each weighted 50%: (i) the relative market capitalization of each series of common stock of each company and (ii) the percentage allocation of time for all Liberty Media employees across all companies. The goal of this structure was to align the interests of Mr. Maffei with those of the stockholders of each company and to incentivize Mr. Maffei toward the completion of each company’s strategic initiatives. Mr. Maffei was also eligible to receive above-target equity awards from our company and Liberty Media equaling in the aggregate $10 million (split by relative market capitalization) that would be granted at the end of the performance period in each compensation committee’s sole discretion. The 2014 Maffei Employment Agreement also set forth provisions for determining and establishing any performance criteria for equity awards.
In 2019, our compensation committee, with the consent of Mr. Maffei, decided to grant performance-based RSUs that the parties agreed were in satisfaction of our obligations under the 2014 Maffei Employment Agreement. Our compensation committee believed that Mr. Maffei’s RSU grants should be subject to performance metrics that incentivize and reward Mr. Maffei for successful completion of our company’s strategic initiatives. Our compensation committee determined to grant 21% of the total award value of  $20 million in QRTEB awards based 50% on the relative market capitalization of our stock and 50% on time allocation across Liberty Media, GCI Liberty, Liberty Broadband, Liberty TripAdvisor and our company.
As a result, our compensation committee granted to Mr. Maffei 194,175 QRTEB performance-based RSUs (the 2019 Maffei RSUs). Our compensation committee granted to Mr. Maffei the 2019 Maffei RSUs on March 6, 2019. Our compensation committee adopted an annual, performance-based program for payment of the 2019 Maffei RSUs. None of the 2019 Maffei RSUs would vest unless a minimum corporate performance was achieved: the combined Adjusted OIBDA of the Operating Companies for the year ended December 31, 2019 was required to exceed $750 million (the Maffei RSU Threshold). If the Maffei RSU Threshold was met, the notional pool for payment of the 2019 Maffei RSUs would be funded with 0.45% of the amount by which such combined Adjusted OIBDA exceeded $750 million (the Maffei RSU pool). A maximum payout equal to 1.5 times the target number of 2019 Maffei RSUs or $6.3 million of grant value was established.
For purposes of the Maffei RSU pool, Adjusted OIBDA was defined in the same manner as the cash performance bonus program. See “—2019 Performance-based Bonuses—Liberty Awards—Overview” above. Assuming the Maffei RSU Threshold of  $750 million was met and the Maffei RSU pool was funded, the amount earned would be subject to reduction from the maximum amount payable by our compensation committee based on performance criteria. After review of our company’s 2019 Adjusted OIBDA results, our compensation committee determined and certified that the maximum Maffei RSU awards could be paid to Mr. Maffei.
Our compensation committee then determined to review Mr. Maffei’s performance to determine what portion of the maximum award would be paid. Our compensation committee considered Mr. Maffei’s 2019 performance, including his efforts in assisting management of our company, and was prepared to vest Mr. Maffei at 100% of the previously
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issued 2019 Maffei RSUs. However, at Mr. Maffei’s request, the compensation committee ultimately determined to vest the 2019 Maffei RSUs at 64%.
Our compensation committee decided not to award Mr. Maffei above-target awards for his performance in 2019. For more information regarding the target equity awards, see the “Grants of Plan-Based Awards” table below and “—Executive Compensation—Compensation Discussion and Analysis—Elements of 2019 Executive Compensation—Equity Incentive Compensation—Maffei Performance-based Equity Awards” in Liberty Media’s Definitive Proxy Statement on Schedule 14A filed April 13, 2020; “—Executive Compensation—Compensation Discussion and Analysis—Compensation Overview—Equity Incentive Compensation” in Liberty TripAdvisor’s Definitive Proxy Statement on Schedule 14A filed April 13, 2020; “—Executive Compensation—Compensation Discussion and Analysis—Compensation Overview—Equity Incentive Compensation” in Liberty Broadband’s Definitive Proxy Statement on Schedule 14A filed April 10, 2020; and “—Executive Compensation—Compensation Discussion and Analysis—Compensation Overview—Equity Incentive Compensation” in GCI Liberty’s Definitive Proxy Statement on Schedule 14A filed April 10, 2020.
Multiyear Stock Options. Consistent with its previous practices, our compensation committee has made larger stock option grants (equaling approximately four to five years’ value of the named executive officer’s annual grants) that vest between four and five years after grant, rather than making annual grants over the same period. These multiyear grants provide for back-end weighted vesting and generally expire seven to ten years after grant to encourage executives to remain with the company over the long-term and to better align their interests with those of the stockholders. Our compensation committee made such an award to Mr. Maffei in connection with the execution of the 2014 Maffei Employment Agreement. See “—Executive Compensation Arrangements—Gregory B. Maffei” below. Also, our compensation committee granted to each of Messrs. Rosenthaler and Carleton in March 2015 and to Mr. Wendling in May 2015 multiyear stock options that equaled the value of the named executive officer’s annual grants that were expected to be granted to him for the period from January 1, 2016 through December 31, 2020. In September 2015, Mr. George received a multiyear stock option grant that equaled the value of his annual grants that were expected to be granted to him for the period from January 1, 2016 through December 31, 2020. In November 2019, Ms. Wilm received a multiyear stock option grant that equaled the value of her annual grants that were expected to be granted to her for the period from September 23, 2019 through September 22, 2023. See “Outstanding Equity Awards at Fiscal Year-End” below.
Additionally, in connection with entering into the 2019 Maffei Employment Agreement, Mr. Maffei was promised an upfront equity award, of which $17.1 million of the aggregate grant value was allocated to our company, to be granted in two tranches in December 2019 and December 2020 (the New Maffei Term Equity). In December 2019, Mr. Maffei received a grant of options representing the 2019 tranche of his New Maffei Term Equity, which included options to purchase 2,133,697 QRTEA shares, with an exercise price of  $8.17, which vest on December 31, 2023 (the 2019 Maffei Term Options). Similar to the rationale pertaining to the multi-year awards historically granted to the named executive officers, the New Maffei Term Equity is intended to encourage Mr. Maffei to remain with the company over the long-term and expected to more fully align Mr. Maffei’s interests with those of the other stockholders. See “—Executive Compensation Arrangements—Gregory B. Maffei” for a description of the New Maffei Term Equity and performance equity awards provided under the 2019 Maffei Employment Agreement.
2019 PFO Restricted Stock Unit Grant. In August 2019, Mr. Wendling received a grant of 3,086 QRTEA restricted stock units (the 2019 PFO RSUs) in recognition of his assumption of the principal financial officer role and responsibilities at our company. One half of the 2019 PFO RSUs vested on December 10, 2019 and the remaining one half vest on December 10, 2020.
Annual Performance Awards.
Chief RSU Awards. Consistent with our practice since December 2014 of granting a combination of multiyear stock options and annual performance awards to senior officers, our compensation committee granted annual performance RSUs to Messrs. Wendling, Rosenthaler and Carleton in March 2019 and a pro-rated grant of annual performance RSUs to Ms. Wilm in November 2019. Our compensation committee granted to each of Messrs. Wendling, Rosenthaler and Carleton 5,955, 13,592, and 13,592 QRTEA performance-based RSUs, respectively, on March 6, 2019 and 6,563 QRTEA performance-based RSUs to Ms. Wilm on November 13, 2019 (collectively, the 2019 Chief RSUs). The 2019 Chief RSUs would vest only upon attainment of the performance objectives described below.
Our compensation committee adopted an annual, performance-based program for payment of the 2019 Chief RSUs and reviewed each named executive officer’s performance against that performance program to determine
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what portion of the award would be paid. Our compensation committee reviewed the performance of Messrs. Wendling, Rosenthaler and Carleton and Ms. Wilm and also considered the recommendations from Mr. Maffei. Mr. Maffei recommended that our committee vest 100% of the 2019 Chief RSUs previously granted to each of Messrs. Wendling, Rosenthaler and Carleton and Ms. Wilm based on his assessment of their individual performance against the goals established in connection with the performance cash bonus program and his general observation of their leadership and executive performance. Accordingly, our compensation committee approved vesting of all of the 2019 Chief RSUs previously granted to Messrs. Wendling, Rosenthaler and Carleton and Ms. Wilm.
QVC CEO RSUs. Pursuant to the George Employment Agreement, Mr. George is eligible for an annual $4.125 million target grant of performance-based RSUs with respect to QRTEA stock. Accordingly, our compensation committee granted to Mr. George 190,707 QRTEA performance-based RSUs (the 2019 George RSUs) on March 6, 2019. The 2019 George RSUs would vest only upon attainment of the performance objectives described below.
Our compensation committee adopted an annual, performance-based program for payment of the 2019 George RSUs, which was structured to qualify as performance-based compensation under Section 162(m) of the Code. None of the 2019 George RSUs would vest unless a minimum corporate performance was achieved: the 2019 Adjusted OIBDA was required to exceed $750 million (the George Threshold). If the George Threshold was met, the notional pool for payment of the 2019 George RSUs would be funded with 0.43% of the amount by which such 2019 Adjusted OIBDA exceeded $750 million (the George RSU pool). A maximum payout equal to 1.5 times the target number of 2019 George RSUs or $6,187,500 of grant value was established.
For purposes of the George RSU pool, 2019 Adjusted OIBDA was defined in the same manner as the cash performance bonus program for Mr. George. See “—2019 Performance-based Bonuses—QVC Bonus Award” above. Assuming the George Threshold of  $750 million was met and the George RSU pool was funded, the amount earned would be subject to reduction from the maximum amount payable under the program based 60% on subjective performance criteria and 40% on objective performance criteria.
After review of our company’s 2019 Adjusted OIBDA results, our compensation committee determined and certified that 92% of the maximum amount of George RSU awards could be paid to Mr. George. Our compensation committee then determined to review Mr. George’s performance on the objective criteria discussed below to determine what portion of the adjusted maximum award would be paid. In addition, our compensation committee adopted the recommendation of Mr. Maffei as to the payout of the subjective portion of the 2019 George RSUs. Mr. Maffei recommended 30% payout of the 60% subjective portion of the 2019 George RSUs.
In addition, our compensation committee established objective criteria for determining the payout of 40% of any award. For any payout to be made, 2019 Adjusted OIBDA would need to exceed $2,173.6 million. Assuming that the threshold was achieved, Mr. George would be eligible for higher payouts based on 2019 Adjusted OIBDA performance. Based on these subjective and objective metrics, our compensation committee reduced down to the target award level represented by the 2019 George RSUs and then determined to vest 18% of the 2019 George RSUs.
Perquisites and Other Personal Benefits.
The perquisites and other personal benefits available to our executives (that are not otherwise available to all of our salaried employees) consist of:
•
limited personal use of Liberty Media’s corporate aircraft (pursuant to aircraft time sharing agreements between our company and Liberty Media);

•
in the case of Mr. Maffei, payment of legal expenses pertaining to his employment arrangement;

•
occasional, personal use of Liberty Media’s apartment in New York City (pursuant to a sharing arrangement between our company and Liberty Media), which is primarily used for business purposes, and occasional, personal use of a company car and driver; and

•
in the case of Mr. George, a tax gross-up relating to certain out of state income taxes to which Mr. George was subject in connection with the performance of his duties outside of QVC’s headquarters.

Taxable income may be incurred by our executives in connection with their receipt of perquisites and personal benefits. Other than with respect to Mr. George, as described below, we have not provided gross-up payments to our executives in connection with any such taxable income incurred during the past three years.
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Aircraft Usage. On occasion, and with the approval of our Chairman, executives may have family members and other guests accompany them on Liberty Media’s corporate aircraft when traveling on business. Under the terms of the employment arrangements with our Chairman, our Chairman and his guests may use the corporate aircraft we share with Liberty Media for non-business purposes subject to specified limitations.
Pursuant to a February 5, 2013 letter agreement between Liberty Media and Mr. Maffei, Mr. Maffei is entitled to 120 hours per year of personal flight time through the first to occur of  (i) the termination of his employment, subject to any continued right to use the corporate aircraft as described below or pursuant to the terms of his employment arrangement in effect at the time of the termination or (ii) the cessation of ownership or lease of corporate aircraft. During 2019, Mr. Maffei was entitled to 30 additional hours per year of personal flight time if he reimbursed Liberty Media for such usage through the first to occur of  (i) the termination of his employment or (ii) the cessation of ownership or lease of corporate aircraft. Pursuant to the 2019 Maffei Employment Agreement and a December 13, 2019 letter agreement between Liberty Media and Mr. Maffei, Mr. Maffei became entitled to 120 hours of annual aircraft usage, subject to payment by Mr. Maffei of tax on the Standard Industry Fare Level (SIFL) value, plus 50 additional hours, subject to Mr. Maffei’s payment for the cost of such usage. If Mr. Maffei’s employment is terminated due to disability, for good reason or without cause, Mr. Maffei would be entitled to continued use of the corporate aircraft for 12 months after termination of his employment. Mr. Maffei incurs taxable income, calculated in accordance with the SIFL rates, for all personal use of the corporate aircraft under the February 5, 2013 letter agreement. Mr. Maffei incurs taxable income at the SIFL rates minus amounts paid under time sharing agreements with Liberty Media for travel. Flights where there are no passengers on company-owned aircraft were not charged against the 120 hours of personal flight time per year allotted to Mr. Maffei if the flight department determines that the use of a NetJets, Inc. supplied aircraft for a proposed personal flight would be disadvantageous to our company due to (i) use of budgeted hours under the then current Liberty Media fractional ownership contract with NetJets, Inc. or (ii) higher flight cost as compared to the cost of using company owned aircraft.
For disclosure purposes, we determine the aggregate incremental cost to the company of the executives’ personal flights by using a method that takes into account all operating costs related to such flights, including:
•
landing and parking expenses;

•
crew travel expenses;

•
supplies and catering;

•
aircraft fuel and oil expenses per hour of flight;

•
aircraft maintenance and upkeep;

•
any customs, foreign permit and similar fees; and

•
passenger ground transportation.

Because the company’s aircraft is used primarily for business travel, this methodology excludes fixed costs that do not change based on usage, such as salaries of pilots and crew, and purchase or lease costs of aircraft.
Pursuant to our aircraft time sharing agreements with Liberty Media, we pay Liberty Media for any costs, calculated in accordance with Part 91 of the Federal Aviation Regulations, associated with Mr. Maffei using Liberty Media’s corporate aircraft that are allocable to our company. Pursuant to aircraft time sharing agreements between Liberty Media and Mr. Maffei, Mr. Maffei was responsible for reimbursing Liberty Media for costs associated with his personal use of its corporate aircraft and costs include the expenses listed above, insurance obtained for the specific flight and an additional charge equal to 100% of the aircraft fuel and oil expenses for the specific flight.
For purposes of determining an executive’s taxable income, personal use of Liberty Media’s aircraft is valued using a method based on SIFL rates, as published by the Treasury Department. The amount determined using the SIFL rates is typically lower than the amount determined using the incremental cost method. Under the American Jobs Creation Act of 2004, the amount we may deduct for a purely personal flight is limited to the amount included in the taxable income of the executives who took the flight. Also, the deductibility of any non-business use will be limited by Section 162(m) of the Code to the extent that the named executive officer’s compensation that is subject to that limitation exceeds $1 million. See “—Deductibility of Executive Compensation” below.
Gross-Up. In 2019, Mr. George received a tax gross-up from QVC relating to certain out of state income taxes to which he was subject in connection with the performance of his duties outside of QVC’s headquarters.
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Changes for 2020
Amendment to Services Agreement in Connection with 2019 Maffei Employment Agreement.
As described above, in December 2019, Liberty Media entered into the 2019 Maffei Employment Agreement. The 2019 Maffei Employment Agreement provides for a five-year employment term commencing on January 1, 2020 and ending on December 31, 2024, with an annual base salary, annual cash performance bonus, initial cash commitment bonus, annual equity awards, upfront awards, perquisites and other benefits described in “—Executive Compensation Arrangements—Gregory B. Maffei—2019 Maffei Employment Agreement” below. At the same time, our company entered into the amended services agreement. Under the amended services agreement, Liberty Media is responsible for paying or providing annual base salary, the initial commitment bonus, perquisites and other employee benefits, severance benefits and certain reimbursements directly to Mr. Maffei, and a portion of these expenses will be allocated to, and reimbursed by, our company. Additionally, our company has agreed to continue to pay directly to Mr. Maffei the portion of the annual cash performance bonus that is allocated to our company and will grant directly to Mr. Maffei the portions of the annual equity awards and the upfront awards that are allocated to our company. For a description of the terms of the 2019 Maffei Employment Agreement, please see “—Executive Compensation Arrangements—Gregory B. Maffei—2019 Maffei Employment Agreement.”
In the event that Mr. Maffei’s services to our company are discontinued and Mr. Maffei remains employed by Liberty Media following such discontinuation (unless the discontinuation of Mr. Maffei’s services to us is for cause (as defined in the 2019 Maffei Employment Agreement)), our company will be required to make a termination payment to Liberty Media pursuant to the amended services agreement representing the net present value of the portion of his compensation allocable to us, including the Maffei 2020 Term Options (defined below in “—Executive Compensation Arrangements—Gregory B. Maffei—2019 Maffei Employment Agreement”) if such award has not been granted prior to such date, from the date of the discontinuation of services to us through December 31 of the following calendar year. See “—Executive Compensation Arrangements—Gregory B. Maffei—2019 Maffei Employment Agreement” for other payments and benefits that Mr. Maffei may receive in connection with the termination of his employment at Liberty Media or of his services at our company.
Prior to entering into the amended services agreement with Liberty Media, our compensation committee reviewed information from FW Cook with respect to CEO compensation packages at the types of companies described above (e-commerce and brick and mortar retailers, television shopping networks, and entertainment, media, communications and travel companies). See “—Executive Compensation Arrangements—Gregory B. Maffei” for a description of the 2019 Maffei Term Options provided under the 2019 Maffei Employment Agreement.
Deductibility of Executive Compensation
In developing the 2019 compensation packages for the named executive officers, the deductibility of executive compensation under Section 162(m) of the Code is considered. That provision prohibits the deduction of compensation of more than $1 million paid to certain executives, subject to certain exceptions. Following the enactment of the Tax Cuts and Jobs Act of 2017, beginning with the 2018 calendar year, the executives potentially affected by the limitations of Section 162(m) of the Code have been expanded and there is no longer any exception for qualified performance-based compensation. Although some performance-based awards will not result in a compensation deduction after 2017, we believe the transition rules in effect for binding contracts in effect on November 2, 2017 should continue to allow certain of these awards to maintain their exemption from the $1 million annual deduction limitation for so long as such contracts are not materially modified. However, portions of the compensation we pay to the named executive officers may not be deductible due to the application of Section 162(m) of the Code. Our compensation committee believes that the lost deduction on compensation payable in excess of the $1 million limitation for the named executive officers is not material relative to the benefit of being able to attract and retain talented management.
Recoupment Provisions
In those instances where we grant cash or equity-based incentive compensation, we include in the related agreement with the executive a right, in favor of our company, to require the executive to repay or return to the company any cash, stock or other incentive compensation (including proceeds from the disposition of shares received upon exercise of options or stock appreciation rights). That right will arise if  (1) a material restatement of any of our financial statements is required and (2) in the reasonable judgment of our compensation committee, (A) such restatement is due to material noncompliance with any financial reporting requirement under applicable securities laws and (B) such noncompliance is a result of misconduct on the part of the executive. In determining the amount
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of such repayment or return, our compensation committee may take into account, among other factors it deems relevant, the extent to which the market value of the applicable series of our common stock was affected by the errors giving rise to the restatement. The cash, stock or other compensation that we may require the executive to repay or return must have been received by the executive during the 12-month period beginning on the date of the first public issuance or the filing with the SEC, whichever occurs earlier, of the financial statement requiring restatement. The compensation required to be repaid or returned will include (1) cash or company stock received by the executive (A) upon the exercise during that 12-month period of any stock appreciation right held by the executive or (B) upon the payment during that 12-month period of any incentive compensation, the value of which is determined by reference to the value of company stock, and (2) any proceeds received by the executive from the disposition during that 12-month period of company stock received by the executive upon the exercise, vesting or payment during that 12-month period of any award of equity-based incentive compensation.
Stock Ownership Guidelines
Our board of directors adopted stock ownership guidelines in March 2016 that generally require our executive officers to own shares of our company’s stock equal to at least three times 50% of the total base salary paid by Liberty Media to such executive officer (or, in the case of Mr. George, at least three times the base salary paid to Mr. George by QVC). Our company’s executive officers (other than Mr. George) have a similar stock ownership requirement at Liberty Media. Our executive officers generally have five years from the date of the policy, or five years from the date of their appointment to an executive officer role, to comply with these guidelines.
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Summary Compensation Table
Name and Principal Position (as of 12/31/19)	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)(4)(5)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(6)	All Other Compensation ($)(7)(8)(9)	Total ($)
Gregory B. Maffei Chairman of the Board	2019	1,167,798	950,000	3,807,616	7,491,251	1,005,096	—	284,316(10)(11)	14,706,077
	2018	1,112,188	—	3,406,581	3,917,379	691,661	—	164,431(10)(11)	9,292,240
	2017	1,059,227	—	2,292,619	41,792,609	2,500,933	—	164,368(10)(11)	47,809,756
Michael A. George President and Chief Executive Officer	2019	1,250,000	—	3,413,655	—	—	—	34,316(12)	4,697,971
	2018	1,250,000	—	8,197,083	4,096,072	412,500	—	37,406(12)(13)	13,993,061
	2017	1,250,000	—	4,262,063	—	2,000,000	—	171,432(12)	7,683,495
Brian J. Wendling(14) Principal Financial Officer	2019	85,111	—	142,207	—	61,408	—	7,594	296,320
	2018	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
	2017	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Albert E. Rosenthaler Chief Corporate Development Officer	2019	204,399	—	243,297	—	199,289	—	7,815	654,800
	2018	245,935	—	525,525	—	257,438	—	14,059(11)(13)	1,042,957
	2017	339,344	—	527,625	1,313,221	491,351	—	12,058	2,683,599
Renee L. Wilm(15) Chief Legal Officer	2019	26,923	—	67,336	1,319,153	21,418	—	5,981(16)	1,440,811
	2018	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
	2017	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Mark D. Carleton(17) Senior Advisor and Former Chief Financial Officer	2019	174,204	—	243,297	—	130,653	5,032	10,680(13)	563,866
	2018	227,718	—	525,525	—	222,597	5,262	11,226(11)	992,328
	2017	223,253	—	527,625	779,982	361,418	7,285	11,076(11)	1,910,639
(1)
The amounts set forth in the table reflect compensation paid to our named executive officers by Liberty Media but allocable to our company under the services agreement (except with respect to Mr. Maffei’s 2019, 2018 and 2017 base salary, which we paid directly pursuant to the 2014 Maffei Employment Agreement, and Mr. George, whose compensation reported above was paid directly by QVC with respect to the entire year, neither of which is covered by the services agreement). See “—Compensation Discussion and Analysis—Services Agreement.”

(2)
Represents only that portion of Mr. Maffei’s cash commitment bonus allocated to our company under the amended services agreement in connection with the 2019 Maffei Employment Agreement. For a description of the allocation of Mr. Maffei’s compensation among Liberty Media and the Service Companies pursuant to the 2019 Maffei Employment Agreement and the amended services agreement, see “—Executive Compensation Arrangements—Gregory B. Maffei—2019 Maffei Employment Agreement.”

(3)
Reflects the grant date fair value of restricted stock and RSUs granted to our named executive officers during 2019, 2018 and 2017. The table reflects the grant date fair value of the performance-based RSUs granted to each of Messrs. Maffei, George, Rosenthaler and Carleton during 2017, Mr. George’s New CEO Performance RSUs, performance-based RSUs granted to Messrs. Maffei, George, Rosenthaler and Carleton in 2018, the 2019 Maffei RSUs, the 2019 George RSUs, the 2019 Chief RSUs and the 2019 PFO RSUs as described in “—Compensation Discussion and Analysis—Elements of 2019 Executive Compensation—Equity Incentive Compensation.” A maximum payout equal to 1.5 times the target number of 2019 Maffei RSUs, or $6.3 million of grant value was established. A maximum payout equal to 1.5 times the target number of 2019 George RSUs, or $6.188 million of grant value was established. The grant date fair value of these awards has been computed in accordance with FASB ASC Topic 718, but (pursuant to SEC regulations) without reduction for estimated forfeitures. For a description of the assumptions applied in these calculations, see Note 13 to our consolidated financial statements for the year ended December 31, 2019 (which are included in the 2019 Form 10-K).

(4)
The option awards set forth in this column with respect to the year ended December 31, 2017 include options received by our named executive officers (other than Messrs. George and Wendling and Ms. Wilm) in connection with our 2017 option modification program (the Option Modification Program). Included in the Option Awards column is the grant date fair value of supplemental stock options awarded to the named executive officers during 2017 for incremental tax liability to be incurred by them in connection with the Option Modification Program.

On December 21, 2017, to effect our 2017 Option Modification Program, our compensation committee approved the acceleration on December 26, 2017 (the Grant Date) of  (i) each unvested in-the-money option to acquire shares of our former Series A Liberty Ventures common stock (LVNTA) and (ii) each unvested in-the-money option to acquire shares of our former Series B Liberty Ventures common stock (LVNTB), in each case, held by Messrs. Maffei, Rosenthaler and Carleton (the Eligible Optionholders). Following this acceleration, also on the Grant Date, each Eligible Optionholder exercised, on a net settled basis, all of his outstanding in-the-money vested and unvested options to acquire QRTEA shares, LVNTA shares and LVNTB shares (the Eligible Options) and with respect to each unvested Eligible Option, the company granted the Eligible Optionholder a number of restricted LVNTA or LVNTB shares (the Restricted Shares) with a vesting schedule identical to that of the unvested Eligible Option so exercised.
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(5)
The grant date fair value of Mr. Maffei’s 2019, 2018 and 2017 stock option awards, including the 2019 Maffei Term Options, Mr. George’s New CEO Term Options and Ms. Wilm’s 2019 multi-year stock option award (or, in the case of awards granted pursuant to the Option Modification Program, the incremental fair value) has been computed in accordance with FASB ASC Topic 718, but (pursuant to SEC regulations) without reduction for estimated forfeitures. For a description of the assumptions applied in these calculations, see Note 13 to our consolidated financial statements for the year ended December 31, 2019 (which are included in the 2019 Form 10-K).

(6)
Reflects the above-market earnings credited to Mr. Carleton’s deferred compensation accounts. See “—Executive Compensation Arrangements—2006 Deferred Compensation Plan” and “—Nonqualified Deferred Compensation Plans” below.

(7)
The Liberty Media 401(k) Savings Plan provides employees with an opportunity to save for retirement. The Liberty Media 401(k) Savings Plan participants may contribute up to 75% of their eligible compensation on a pre-tax basis to the plan and an additional 10% of their eligible compensation on an after-tax basis (subject to specified maximums and IRS limits), and Liberty Media contributed a matching contribution based on the participants’ own contributions up to the maximum matching contribution set forth in the plan. Our company reimburses Liberty Media under the services agreement for our allocable portion of the matching contribution. Participant contributions to the Liberty Media 401(k) Savings Plan are fully vested upon contribution.

Generally, participants acquire a vested right in our matching contributions as follows:
Years of Service	Vesting Percentage
Less than 1	0%
1 – 2	33%
2 – 3	66%
3 or more	100%
Included in this column, with respect to each named executive officer (except with respect to Mr. George, to whom matching contributions of  $12,600, $12,375 and $12,150 were made by QVC under its 401(k) savings plan in 2019, 2018 and 2017, respectively), are the following matching contributions made by Liberty Media to the Liberty Media 401(k) Savings Plan and allocated to our company under the services agreement in each of 2019, 2018 and 2017 respectively:
	Amounts ($)
Name	2019	2018	2017
Gregory B. Maffei	4,760	3,850	8,100
Brian J. Wendling	5,320	n/a	n/a
Albert E. Rosenthaler	6,160	7,425	10,195
Renee L. Wilm	—	n/a	n/a
Mark D. Carleton	7,000	6,875	6,750
With respect to these matching contributions, all of our named executive officers are fully vested.
(8)
Included in this column are the following life insurance premiums paid by Liberty Media (with the exception of Mr. George, whose life insurance premium was paid by QVC), on behalf of each of the named executive officers and allocated to our company under the services agreement:

	Amounts ($)
Name	2019	2018	2017
Gregory B. Maffei	834	686	1,471
Michael A. George	1,935	2,322	2,322
Brian J. Wendling	281	n/a	n/a
Albert E. Rosenthaler	1,655	1,324	1,863
Renee L. Wilm	46	n/a	n/a
Mark D. Carleton	1,180	1,226	1,226
(9)
Liberty Media makes available to our personnel, including our named executive officers, tickets to various sporting events with no aggregate incremental cost attributable to any single person.

(10)
Includes the following:

	Amounts ($)
	2019	2018	2017
Compensation related to personal use of corporate aircraft(a)	275,900	157,406	152,900
(a)
Calculated based on aggregate incremental cost of such usage to our company.

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EXECUTIVE COMPENSATION
(11)
Liberty Media owns an apartment in New York City which is primarily used for business purposes. Messrs. Maffei, Rosenthaler and Carleton occasionally used this apartment for personal reasons during the years indicated above. From time to time, we reimbursed Mr. Carleton for his use of private housing while on New York City business trips prior to 2019, and we also pay the cost of miscellaneous shipping and catering expenses for Mr. Maffei.

(12)
Includes tax gross-ups in the following amounts relating to certain out of state income taxes to which Mr. George was subject as a result of the performance of his duties outside of QVC’s headquarters:

Amounts ($)
2019	2018	2017
19,781	12,709	156,960
(13)
Includes $2,500 in 2019, $10,000 in 2018 and $5,000 in 2018 in charitable contributions made on behalf of Mr. Carleton, Mr. George and Mr. Rosenthaler, respectively, pursuant to our political action committee matching contribution program.

(14)
Mr. Wendling was promoted to the Principal Financial Officer role at our company in July 2019, and the Chief Accounting Officer role at our company in January 2020, and is a named executive officer of our company for the first time. His compensation for 2018 and 2017 has been omitted in reliance upon the SEC’s interpretive guidance.

(15)
Ms. Wilm assumed the role of Chief Legal Officer of our company effective September 23, 2019.

(16)
Includes $5,935 in relocation expenses in 2019 paid on behalf of Ms. Wilm.

(17)
Mr. Carleton became a Senior Advisor of our company and was no longer Chief Financial Officer of our company effective July 1, 2019.

Executive Compensation Arrangements
Gregory B. Maffei
December 2014 Employment Arrangement
On December 24, 2014, our compensation committee approved a compensation arrangement with Mr. Maffei. The arrangement provided for a five year employment term beginning January 1, 2015 and ending December 31, 2019, with an annual base salary of  $960,750, increasing annually by 5% of the prior year’s base salary, and an annual target cash bonus equal to 250% of the applicable year’s base salary. The arrangement also provided Mr. Maffei with the opportunity to earn annual performance-based equity incentive awards during the employment term, as described in more detail below. In connection with the approval of his compensation arrangement, Mr. Maffei was granted options with respect to shares of QRTEB and LVNTB, also as described in more detail below. Mr. Maffei’s compensation arrangement was memorialized in the 2014 Maffei Employment Agreement executed on December 29, 2014, which, unlike his previous employment arrangement, was directly with our company (while Mr. Maffei had a substantially similar employment agreement with Liberty Media). However, we were still obligated to reimburse Liberty Media for our allocable portion of certain perquisite payments made to Mr. Maffei under his employment agreement with Liberty Media.
The arrangement provided that, in the event Mr. Maffei was terminated for cause (as defined in the 2014 Maffei Employment Agreement), he would be entitled to only his accrued base salary and any amounts due under applicable law. If Mr. Maffei was terminated by our company without cause or if Mr. Maffei terminated his employment for good reason (as defined in the 2014 Maffei Employment Agreement), he was entitled to (i) his accrued base salary, (ii) his accrued but unpaid bonus and any amounts due under applicable law (the Standard Entitlements), (iii) a severance payment of 1.5 times his base salary during the year of his termination to be paid in equal installments over 18 months, (iv) a payment equal to $11,750,000 pro rated based upon the elapsed number of days in the calendar year of termination (including the date of termination), with (subject to certain exceptions) up to 25% of such amount payable in shares of QRTEB and LVNTB, at the discretion of our company and with the remainder of such amount paid in cash (the Pro Rated Amount), (v) a payment equal to $17,500,000, with (subject to certain exceptions) up to 25% of such amount payable in shares of QRTEB and LVNTB at the discretion of our company and with the remainder of such amount paid in cash (the Un-Pro Rated Amount), and (vi) continued use of certain services and perquisites provided by our company, including continued aircraft benefits consistent with those provided to him during the period of his employment (the Services). If Mr. Maffei terminated his employment without good reason, he would have been entitled to the Standard Entitlements and a payment of the Pro Rated Amount under the 2014 Maffei Employment Agreement. Lastly, in the case of Mr. Maffei’s death or disability, he would have been entitled to the Standard Entitlements, a payment of 1.5 times his base salary during the year of his termination, payments of the Pro Rated Amount and the Un-Pro Rated Amount, and, only in the case of his termination for disability, the Services. The 2014 Maffei Employment Agreement also contained other customary terms and conditions.
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Term Options
Also on December 24, 2014, in connection with the approval of his compensation arrangement, Mr. Maffei received a one-time grant of 646,352 options to purchase shares of QRTEB at an exercise price of  $29.87 per share (the QRTEB Term Options), and a one-time grant of 1,406,463 options to purchase shares of LVNTB at an exercise price of  $37.63 (the LVNTB Term Options and together with the QRTEB Term Options, the Term Options). Mr. Maffei’s LVNTB Term Options were adjusted in connection with the Liberty Expedia split-off transaction (the Expedia Holdings Split-Off) that was completed in November 2016 and the CommerceHub spin-off transaction that was completed in July 2016 (the CommerceHub Spin-Off). In connection with the completion of the Transactions, all option awards held by Mr. Maffei with respect to our former Liberty Ventures common stock, including the LVNTB Term Options, were adjusted pursuant to the anti-dilution provisions of the incentive plan under which the option awards were granted, such that each option award with respect to our former Liberty Ventures common stock was exchanged for an option to purchase an equivalent number of shares of the corresponding class of GCI Liberty common stock.
All of the QRTEB Term Options had vested as of December 24, 2019. The QRTEB Term Options have a term of seven years.
In the event of a change in control prior to Mr. Maffei’s termination, all of the Term Options will remain exercisable until the end of the term. If Mr. Maffei had been terminated for cause prior to December 31, 2019 (without a prior change in control occurring), then all vested Term Options would have expired on the 90th day following such termination. In all other events of termination or if Mr. Maffei had not been terminated prior to December 31, 2019, all vested Term Options will expire at the end of the term.
Annual Awards
Pursuant to the 2014 Maffei Employment Agreement, Mr. Maffei received annual grants of options to purchase shares of QRTEB and LVNTB with a term of seven years (the Annual Options) and RSUs with respect to QRTEB and LVNTB (the Annual RSUs and together with the Annual Options, the Annual Awards), and Mr. Maffei could elect the portions of his Annual Award that he desired to be issued in the form of Annual RSUs and Annual Options. For a description of Mr. Maffei’s target Annual Awards, see “—Compensation Discussion and Analysis—Elements of 2019 Compensation—Equity Incentive Compensation—Maffei Performance-based Equity Awards.” Pursuant to the 2014 Maffei Employment Agreement, Mr. Maffei received upfront grants of the Annual Awards and awards from Liberty Media in the following combined target amounts: $16 million for 2015, $17 million for calendar year 2016, $18 million for calendar year 2017, $19 million for calendar year 2018 and $20 million for calendar year 2019. The combined target amounts for 2015 to 2018 were allocated between Liberty Media and our company based on relative market capitalization, and, for 2019, were allocated among Liberty Media, GCI Liberty, Liberty Broadband, Liberty TripAdvisor and our company based 50% on relative market capitalization and 50% on time allocation. In our compensation committee’s sole discretion, Mr. Maffei was also eligible to receive additional awards each year from Qurate Retail up to a maximum of 50% of the Qurate Retail target award grant amount for such year as an above-target award. Subject to certain exceptions, the grants of Annual Awards made by our company before March 9, 2018 were further allocated under the 2014 Maffei Employment Agreement between Annual Awards with respect to QRTEB and Annual Awards with respect to LVNTB based on the relative market capitalization of all series of our QVC Group common stock on the one hand, and all series of our Liberty Ventures common stock, on the other hand. Pursuant to the amendment to the 2014 Maffei Employment Agreement, dated effective as of March 9, 2018, all equity awards granted pursuant to the 2014 Maffei Employment Agreement after March 9, 2018 were QRTEB awards.
Upon Mr. Maffei’s termination for any reason, his unvested Annual Awards (including any “dividend equivalents” related to any unvested Annual RSUs) would terminate at the close of business on the day of the separation, except that, in the case of performance-based Annual RSUs, if Mr. Maffei remained employed through the end of the relevant grant year but his termination occurred prior to the date as of which any performance criteria had been determined to have been met or not with respect to the Annual RSUs relating to such grant year, such Annual RSUs would remain outstanding until such determination date and would vest to the extent determined by the compensation committee. Upon a change in control prior to Mr. Maffei’s termination, all vested Annual Options (and any Annual Options that vest after such change in control) would terminate at the expiration of the original term. If Mr. Maffei was terminated by our company for cause (without a prior change in control) prior to December 31, 2019, all vested Annual Options would terminate at the close of business on the 90th day following the termination. In all other events of termination or if Mr. Maffei had not been terminated prior to December 31, 2019, all vested Annual Options would terminate at the expiration of the original term.
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EXECUTIVE COMPENSATION
Aircraft Usage
Pursuant to a February 5, 2013 letter agreement between Mr. Maffei and Liberty Media, Mr. Maffei is entitled to 120 hours per year of personal flight time through the first to occur of  (i) the termination of his employment, subject to any continued right to use the corporate aircraft as described below or pursuant to the terms of his employment arrangement in effect at the time of the termination or (ii) the cessation of ownership or lease of corporate aircraft. During 2019, Mr. Maffei was entitled to 30 additional hours per year of personal flight time if he reimbursed Liberty Media for such usage through the first to occur of  (i) the termination of his employment or (ii) the cessation of ownership or lease of corporate aircraft. Pursuant to the 2019 Maffei Employment Agreement and a December 13, 2019 letter agreement between Liberty Media and Mr. Maffei, Mr. Maffei became entitled to 120 hours of annual aircraft usage, subject to payment by Mr. Maffei of tax on the SIFL value, plus 50 additional hours, subject to Mr. Maffei’s payment for the cost of such usage. If Mr. Maffei’s employment is terminated due to disability, for good reason or without cause, Mr. Maffei would be entitled to continued use of the corporate aircraft for 12 months after termination of his employment. Mr. Maffei incurs taxable income, calculated in accordance with the SIFL rates, for all personal use of the corporate aircraft under the February 5, 2013 letter agreement. Mr. Maffei incurs taxable income at the SIFL rates minus amounts paid under time sharing agreements with Liberty Media for travel. Flights where there are no passengers on company-owned aircraft were not charged against the 120 hours of personal flight time per year allotted to Mr. Maffei if the flight department determines that the use of a NetJets, Inc. supplied aircraft for a proposed personal flight would be disadvantageous to our company due to (i) use of budgeted hours under the then current Liberty Media fractional ownership contract with NetJets, Inc. or (ii) higher flight cost as compared to the cost of using company owned aircraft.
2019 Maffei Employment Agreement
As described above in “Changes for 2020—Amendment to Services Agreement in Connection with 2019 Maffei Employment Agreement,” Liberty Media entered into the 2019 Maffei Employment Agreement with Mr. Maffei, effective December 13, 2019. The arrangement provides for a five year employment term beginning January 1, 2020 and ending December 31, 2024, with an annual base salary of  $3 million (with no contracted increase) and a one-time cash commitment bonus of  $5 million, an annual target cash performance bonus equal to $17 million (with payment subject to the achievement of one or more performance metrics as determined by the applicable company’s compensation committee with respect to its allocable portion), upfront equity awards (with an aggregate grant date fair value of  $90 million to be granted in two equal tranches) and annual equity awards with an aggregate target grant date fair value of  $17.5 million.
Liberty Media paid Mr. Maffei his $5 million cash commitment bonus in 2019, and we were responsible for reimbursing Liberty Media for our allocable portion (currently 19.0%).
In December 2019, our compensation committee granted Mr. Maffei the 2019 Maffei Term Options. The 2019 Maffei Term Options vest on December 31, 2023, subject to Mr. Maffei’s continued employment, except as described below. The second tranche of the upfront equity awards will be granted on or before December 15, 2020, subject to Mr. Maffei’s continued employment on such date or the earlier occurrence of a termination of employment due to death, disability, by the issuing company without cause or by Mr. Maffei for good reason, and is expected to consist of stock options to purchase QRTEA shares (the Maffei 2020 Term Options). The Maffei 2020 Term Options will vest on December 31, 2024, subject to Mr. Maffei’s continued employment, except as described below.
Termination Payments and Benefits
Mr. Maffei will be entitled to the following payments and benefits from Liberty Media (with Liberty Media being reimbursed by our company for its allocated portion of the severance benefits pursuant to the amended services agreement) if his employment is terminated at Liberty Media under the circumstances described below, subject to the execution of releases by Liberty Media and Mr. Maffei in a form to be mutually agreed. The following discussion also summarizes the termination payments and benefits that Mr. Maffei would be entitled to if his services are terminated at our company under the scenarios described below.
Termination by Liberty Media without Cause or by Mr. Maffei for Good Reason. If Mr. Maffei’s employment is terminated by Liberty Media without cause (as defined in the 2019 Maffei Employment Agreement) or if Mr. Maffei terminates his employment for good reason (as defined in the 2019 Maffei Employment Agreement) on or after January 1, 2020, he is entitled to the following: (i) his accrued base salary, any accrued but unpaid bonus for the prior completed year, any unpaid expense reimbursements and any amounts due under applicable law; (ii) a severance payment of two times his base salary during the year of his termination to be paid in equal installments over
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24 months; (iii) fully vested shares with an aggregate grant date fair value of  $35 million consisting of shares of the applicable series of common stock from Liberty Media, GCI Liberty, Liberty Broadband, Liberty TripAdvisor and us; (iv) full vesting of his upfront equity awards (including the grant and full vesting of the second tranche of Mr. Maffei’s upfront equity awards if the termination occurs before they have been granted) and full vesting of the annual equity awards for the year in which the termination occurs (including the grant and full vesting of such annual equity awards if the termination occurs before they have been granted); (v) lump sum cash payment of two times the average annual cash performance bonus paid for the two calendar years ending prior to the termination, but in no event less than two times his target annual cash performance bonus of  $17 million, with (subject to certain exceptions) up to 25% of such amount payable in shares of the applicable series of common stock from Liberty Media, GCI Liberty, Liberty Broadband, Liberty TripAdvisor and us; (vi) a lump sum cash payment equal to the greater of  (x) $17 million and (y) the annual cash performance bonus otherwise payable for the year of termination, in each case, prorated based on the number of days that have elapsed within the year of termination (including the date of termination), with (subject to certain exceptions) up to 25% of such amount payable in shares of the applicable series of common stock from Liberty Media, GCI Liberty, Liberty Broadband, Liberty TripAdvisor and us; and (vii) continued use for 12 months after such termination of certain services and perquisites provided by Liberty Media, including continued use of Liberty’s aircraft (collectively, the severance benefits).
Termination at our Company by our Company without Cause or by Mr. Maffei for Good Reason. In addition, if Mr. Maffei’s services at our company are terminated by us without cause (as defined in the 2019 Maffei Employment Agreement) or by Mr. Maffei for good reason (as defined in the 2019 Maffei Employment Agreement) after January 1, 2020, he will be entitled to full vesting of the upfront equity awards and the annual equity awards, in each case, granted by us for the year of his termination, and if Mr. Maffei remains employed by Liberty Media at or following the date of termination of his services to our company, he will also be entitled to payment of our allocated portion of the annual cash performance bonus for the year, prorated for the portion of the calendar year in which Mr. Maffei served as an officer of our company. Other than as described above, no severance benefits will be due to Mr. Maffei if he remains employed by Liberty Media at or following the date of termination of his services to our company.
Termination by Reason of Death or Disability. In the event of Mr. Maffei’s death or disability, he will be entitled to the same payments and benefits as if his services to us had been terminated by us without cause or by Mr. Maffei for good reason.
For Cause Termination at our Company. In the event Mr. Maffei’s services to our company are terminated by us for cause, he will forfeit any unvested portion of the upfront equity awards granted by us, and if the termination for cause occurs before December 31 of the relevant grant year, Mr. Maffei will forfeit our allocated portion of the annual cash performance bonus and all of the annual equity awards granted by our company for that grant year. If Mr. Maffei’s services are terminated by our company (including for cause) after December 31 of the relevant grant year, but prior to the date on which our compensation committee certifies achievement of the performance metric for our performance-based restricted stock units for the grant year, the award will remain outstanding until such date and will vest to the extent determined by our compensation committee.
Voluntary Termination at our Company without Good Reason. If Mr. Maffei voluntarily terminates the services he provides to us without good reason on or after January 1, 2020, he will be entitled to pro rata vesting of the upfront equity awards granted by our company (based on the number of days that have elapsed from the grant date and a four-year vesting period), pro rata vesting of his annual equity awards for the year of termination granted by us (based on the elapsed number of days in the calendar year of termination) and a pro rata payment of our allocated portion of his annual cash performance bonus of  $17 million (based upon the elapsed number of days in the calendar year of termination). Any performance-based restricted stock units for the year of termination that are unvested on the date of termination will remain outstanding until the performance criteria is determined and will vest pro rata (based upon the elapsed number of days in the calendar year of termination) to the extent determined by our compensation committee (at a level not less than 100% of the target award). Other than as described above, no severance benefits will be due to Mr. Maffei if he remains employed by Liberty Media at or following the date of termination of his services to us.
Michael A. George
September 2015 Employment Arrangement
On September 27, 2015, the compensation committee approved a new compensation arrangement with Michael A. George, then President and Chief Executive Officer of QVC. The arrangement provides for a five year employment term beginning December 16, 2015 and ending December 31, 2020, with an annual base salary of  $1.25 million and
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EXECUTIVE COMPENSATION
an annual target cash bonus equal to 100% of Mr. George’s annual base salary. The arrangement also provides Mr. George with the opportunity to earn annual performance-based equity incentive awards during the employment term, as described in more detail below. In connection with the approval of his compensation arrangement, Mr. George was granted the 2015 Term Options with respect to shares of QRTEA, also as described in more detail below. Mr. George’s compensation arrangement was memorialized in the George Employment Agreement executed on December 16, 2015.
The arrangement also provides that, in the event Mr. George is terminated for cause (as defined in the George Employment Agreement) or he terminates his employment without good reason (as defined in the George Employment Agreement), he will be entitled only to his accrued base salary and any amounts due under applicable law, and he will forfeit all rights to his unvested performance-based equity incentive awards and unvested 2015 Term Options. Upon a termination for cause, his vested options remain exercisable for 90 days. In addition, if Mr. George terminates his employment without good reason, he will be entitled to any awarded but unpaid annual bonus. If, however, Mr. George is terminated by QVC without cause or if he terminates his employment for good reason, the arrangement provides (i) for him to receive one year of base salary, a $1.5 million lump sum payment, and any awarded but unpaid annual bonus, (ii) for his unvested 2015 Term Options to vest pro rata on a tranche-by-tranche basis based on the portion of the term that has elapsed through the termination date plus 12 months and for all vested and accelerated options to remain exercisable until the earlier of  (x) their original expiration date or (y) two years from the termination (except if Mr. George dies during such two-year period, the later of  (a) the end of such two-year period and (b) the end of the one-year period that began on his date of death) and (iii) for any performance-based equity awards (not including the New Performance RSUs (as defined below)) that are issued and outstanding but unvested as of the date of termination to remain outstanding until the end of the applicable performance period, for the compensation committee to then determine whether the performance criteria for such performance period were met, and to the extent such criteria were met, for payment of a pro rata portion of such performance-based equity incentive awards based on the number of days he was employed during the applicable performance period. If Mr. George’s employment is terminated by QVC without cause or if he terminates his employment for good reason within six months after a change in control of QVC then he will receive the same payments as if his termination had occurred absent the change in control, except that Mr. George will also be entitled to full vesting of (i) any unvested 2015 Term Options as of his termination date, which will remain exercisable through the original expiration date, and (ii) any unvested performance-based equity incentive awards that are issued and outstanding as of his termination date. Lastly, in the case of Mr. George’s death or disability, the arrangement provides for (i) a payment of one year of base salary and any awarded but unpaid annual bonus, (ii) full vesting of unvested 2015 Term Options, with such options remaining exercisable through the original expiration date and (iii) full vesting of any then issued and outstanding but unvested performance-based equity incentive awards.
As a condition to Mr. George’s receipt of any severance payments as a result of his termination, as well as any acceleration of vesting or extension of exercise periods for his equity grants, Mr. George must execute a severance agreement and release in favor of QVC in accordance with the procedures set forth in the George Employment Agreement. Mr. George’s receipt of severance benefits is also conditioned on his compliance with the post-termination non-compete restrictions in his employment agreement.
2015 Term Options
Also, on September 27, 2015, in connection with the approval of his compensation arrangement, the compensation committee approved a one-time grant of 1,680,065 stock options to Mr. George to purchase shares of QRTEA with an exercise price of  $26.00 per share (the 2015 Term Options), which was the closing price of QRTEA on September 28, 2015, the grant date for these options. The 2015 Term Options expire on December 31, 2022. One-half of the options vested on December 31, 2019, with the remaining options vesting on December 31, 2020, in each case, subject to Mr. George being employed by QVC on the applicable vesting date.
Annual Performance-Based Awards
Since 2016, Mr. George has received an annual $4.125 million grant of performance-based RSUs with respect to QRTEA. The compensation committee will establish performance metrics with respect to each grant of performance-based RSUs that will determine, in the compensation committee’s sole discretion, the extent to which such grant will vest. For a description of Mr. George’s 2019 performance-based RSU award, see “—Compensation Discussion and Analysis—Elements of 2019 Executive Compensation—Equity Incentive Compensation—Annual Performance Awards—QVC CEO RSUs.”
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New Qurate Retail CEO Awards
On August 13, 2018, the compensation committee approved a one-time grant of stock options (the New CEO Term Options) and performance-based restricted stock units (the New CEO Performance RSUs) to Mr. George in recognition of his appointment as Chief Executive Officer and President of our company. The New CEO Term Options consist of 577,358 options to purchase shares of QRTEA with an exercise price of  $22.18 per share, which was the closing price on August 15, 2018, the grant date for the New CEO Term Options. One-half of the options vested on December 15, 2019, with the remaining options vesting on December 15, 2020. The New CEO Term Options have a term of seven years. The New CEO Performance RSUs consist of 182,983 performance-based RSUs with respect to QRTEA. The grant date for the New CEO Performance RSUs was August 15, 2018. The New CEO Performance RSUs will vest on December 21, 2020 in the discretion of the compensation committee based on the compensation committee’s determination with respect to the performance of our company and Mr. George.
Upon a change in control (as described under “—Potential Payments Upon Termination or Change-in-Control—Change-in-Control”) or in the event of Mr. George’s termination for death or disability, the New CEO Term Options and New CEO Performance RSUs will vest in full (except as otherwise described below in “—Potential Payments Upon Termination or Change-in-Control”). If Mr. George is terminated without cause (as defined in the George Employment Agreement) or if he terminates his employment for good reason (as defined in the George Employment Agreement), then (i) the new CEO Performance RSUs will be forfeited and (ii) the New CEO Term Options will vest pro rata on a tranche-by-tranche basis based on the number of days elapsed in the vesting period for such tranche since the grant date. If Mr. George’s employment is terminated for cause or if he voluntarily terminates his employment without good reason, any unvested New CEO Term Options and New CEO Performance RSUs will be forfeited.
Equity Incentive Plans
The 2016 incentive plan is administered by the compensation committee of our board of directors with regard to all awards granted under the 2016 incentive plan (other than awards granted to the nonemployee directors), and the compensation committee has full power and authority to determine the terms and conditions of such awards. The 2016 incentive plan is administered by the full board of directors with regard to all awards granted under the 2016 incentive plan to nonemployee directors, and the full board of directors has full power and authority to determine the terms and conditions of such awards. The 2016 incentive plan is designed to provide additional remuneration to officers, employees, nonemployee directors and independent contractors for service to our company and to encourage those persons’ investment in our company. Non-qualified stock options, SARs, restricted shares, restricted stock units, cash awards, performance awards or any combination of the foregoing may be granted under the 2016 incentive plan (collectively, incentive plan awards).
As of December 31, 2019, (i) the maximum number of shares of our common stock with respect to which incentive plan awards may be issued under the 2016 incentive plan is 39,873,000, subject to anti-dilution and other adjustment provisions of the 2016 incentive plan (which gives effect to certain anti-dilution adjustments resulting from the CommerceHub Spin-Off in July 2016 and the Expedia Holdings Split-Off in November 2016), and (ii) with limited exceptions, no person may be granted in any calendar year incentive plan awards covering more than 8,699,000 shares of our common stock under the 2016 incentive plan (subject to anti-dilution and other adjustment provisions of the 2016 incentive plan) nor may any person receive under the 2016 incentive plan payment for cash incentive plan awards during any calendar year in excess of  $10 million, and no nonemployee director may be granted during any calendar year incentive plan awards having a value (as determined on the grant date of such award) in excess of  $3 million. Shares of our common stock issuable pursuant to incentive plan awards made under the existing incentive plans are made available from either authorized but unissued shares or shares that have been issued but reacquired by our company. The 2016 incentive plan has a five year term. If the 2020 incentive plan is approved, it will be the only incentive plan under which awards will be made, and no additional awards will be made under the 2016 incentive plan.
2006 Deferred Compensation Plan
Effective for the year beginning January 1, 2007 and until September 2011, officers of our company at the level of Senior Vice President and above were eligible to participate in the Liberty Media Corporation 2006 Deferred Compensation Plan (as amended, the 2006 deferred compensation plan). In September 2011, Liberty Media’s predecessor assumed this plan and all obligations outstanding thereunder. In January 2013, Liberty Media assumed this plan and all obligations outstanding thereunder. Prior to the assumption of this plan by Liberty Media’s predecessor, each eligible officer of our company could elect to defer up to 50% of his or her annual base salary
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and the cash portion of his or her performance bonus under the 2006 deferred compensation plan. Elections were required to be made in advance of certain deadlines and could include (1) the selection of a payment date, which generally could not be later than 30 years from the end of the year in which the applicable compensation is initially deferred, and (2) the form of distribution, such as a lump-sum payment or substantially equal annual installments over two to five years. Compensation deferred under the 2006 deferred compensation plan that otherwise would have been received prior to 2015 would earn interest income at the rate of 9% per annum, compounded quarterly, for the period of the deferral. Compensation deferred under the 2006 deferred compensation plan that otherwise would have been received on or after January 1, 2015 will earn interest income at a rate that is intended to approximate Liberty Media’s general cost of 10-year debt. For 2017, 2018 and 2019, the rate was 6.5%, 6.25% and 7.0%, respectively.
Since September 2011, our officers are no longer permitted to elect the deferral of a portion of their base salary and performance bonus allocable to our company. Mr. Carleton took advantage of a one-time deferral opportunity in 2011 with respect to a portion of his 2011 performance-bonus that was allocable to and paid by our company, and we will be responsible for the payment of such deferred amount and all interest thereon going forward.
QVC 1997 Nonqualified Defined Pension Restoration Plan, As Amended and Restated
The QVC 1997 Nonqualified Defined Pension Restoration Plan, as amended and restated (the Pension Restoration Plan), in which Mr. George is a participant, is unfunded and is maintained primarily for the purpose of providing a select group of QVC-U.S.’s management with a nonqualified defined contribution benefit. Effective as of January 1, 2012, the Pension Restoration Plan has been frozen so that no additional amounts may be credited to the Pension Restoration Plan, and no additional employees may be eligible to participate. Participants’ existing account balances will continue to be credited with earnings at the rate of, (1) for certain amounts credited to a participant’s account for the period prior to January 1, 2006, 12% per annum for amounts credited for the period from the date on which such amount was credited through October 31, 2011 or, (2) for all other amounts, the prime lending rate identified by the Bank of New York, plus 3%, each compounded annually at the end of the calendar year. Distribution of participants’ vested percentages will be made in a single lump sum payment on the first day of the month following such participant’s separation from service, with the exception of specified employees who are subject to Section 409A of the Code, and thus receive the payment on the first day of the sixth month of such employee’s separation. The Pension Restoration Plan can be amended or terminated at any time.
Pay Ratio Information
We are providing the following information about the relationship of the median annual total compensation of our employees and the total compensation of Mr. George, our chief executive officer on December 31, 2019 pursuant to the SEC’s pay ratio disclosure rules set forth in Item 402(u) of Regulation S-K. We believe our pay ratio is a reasonable estimate calculated in a manner consistent with the SEC’s pay ratio disclosure rules. However, because these rules provide flexibility in determining the methodology, assumptions and estimates used to determine pay ratios and the fact that workforce composition issues differ significantly between companies, our pay ratio may not be comparable to the pay ratios reported by other companies.
To identify our median employee, we first determined our employee population as of December 31, 2019, which consisted of employees located in the U.S., China, Germany, Italy, Japan, Poland and the United Kingdom, representing all full-time, part-time, seasonal and temporary employees employed by our company and our consolidated subsidiaries, QVC, Cornerstone Brands, Inc., HSN, Inc. and Zulily, LLC, on that date. As is typical for a retail company, a significant portion of our employee population works in call centers, warehouses and distribution centers operated by our subsidiaries. Using information from our payroll records and Form W-2s (or its equivalent for non-U.S. employees), we then measured each employee’s gross wages for calendar year 2019, consisting of base salary, commissions, actual bonus payments, long-term incentive cash payments, if any, realized equity award value and taxable fringe benefits. We did not annualize the compensation of employees who were new hires or took a leave of absence in 2019. Also, we did not annualize the compensation of our temporary or seasonal employees. In addition, we did not make any cost-of-living adjustments to the gross wages information.
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Once we identified our median employee, we then determined the median employee’s total compensation, including any perquisites and other benefits, in the same manner that we determined the total compensation of our named executive officers for purposes of the Summary Compensation Table above. The ratio of our chief executive officer’s total annual compensation to that of the median employee was as follows:
Chief Executive Officer Total Annual Compensation	$4,697,971
Median Employee Total Annual Compensation	$30,221
Ratio of Chief Executive Officer to Median Employee Total Annual Compensation	155:1
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Grants of Plan-Based Awards
The following table contains information regarding plan-based incentive awards granted during the year ended December 31, 2019 to the named executive officers.
Name	Grant Date	Committee Action Date	Estimated Future Payouts under Non-Equity Incentive Plan Awards			Estimated Future Payouts under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Options Awards ($)
			Threshold ($)(1)	Target ($)(1)	Maximum ($)(2)	Threshold (#)(3)	Target (#)(3)	Maximum (#)(4)
Gregory B. Maffei
	03/06/2019(5)		—	—	1,831,621	—	—	—	—	—	—	—
QRTEB	03/06/2019		—	—	—	—	—	—	—	26,292(6)	18.03	153,424
QRTEB	03/06/2019(7)		—	—	—	—	194,175	—	—	—	—	3,475,733
QRTEB	03/06/2019		—	—	—	—	—	—	18,541(8)	—	—	331,884
QRTEA	12/15/2019	12/14/2019(9)	—	—	—	—	—	—	—	2,133,697(10)	8.17	7,337,827
Michael A. George
	03/06/2019(5)		—	—	3,000,000	—	—	—	—	—	—	—
QRTEA	03/06/2019(7)		—	—	—	—	190,707	—	—	—	—	3,413,655
Brian J. Wendling
	03/06/2019(5)		—	—	111,939	—	—	—	—	—	—	—
QRTEA	03/06/2019(7)		—	—	—	—	5,955	—	—	—	—	106,595
QRTEA	08/15/2019	08/13/2019(11)	—	—	—	—	—	—	3,086(12)	—	—	35,612
Albert E. Rosenthaler
	03/06/2019(5)		—	—	347,189	—	—	—	—	—	—	—
QRTEA	03/06/2019(7)		—	—	—	—	13,592	—	—	—	—	243,297
Renee L. Wilm
	09/22/2019(5)		—	—	46,853	—	—	—	—	—	—	—
QRTEA	11/13/2019	11/05/2019(13)	—	—	—	—	—	—	—	305,036(14)	10.26	1,319,153
QRTEA	11/13/2019	11/05/2019(7)	—	—	—	—	6,563	—	—	—	—	67,336
Mark D. Carleton
	03/06/2019(5)		—	—	285,477	—	—	—	—	—	—	—
QRTEA	03/06/2019(7)		—	—	—	—	13,592	—	—	—	—	243,297
(1)
Our 2019 performance-based bonus program does not provide for a threshold bonus amount. The program also does not provide for a target payout amount for any named executive officer that would be payable upon satisfaction of the performance criteria under the 2019 performance-based bonus program. For the actual bonuses paid by our company and QVC, as applicable, see the amounts included for 2019 in the column entitled Non-Equity Incentive Plan Compensation in the “Summary Compensation Table” above.

(2)
With respect to Messrs. Maffei, Wendling, Rosenthaler and Carleton and Ms. Wilm, represents the maximum amount that would have been payable to each named executive officer assuming (x) in Messrs. Maffei’s, Rosenthaler’s and Carleton’s case, the Bonus Threshold was met in order to permit the maximum bonus amounts to have been payable, (y) the full 60% of the participant’s maximum bonus amount attributable to individual performance was attained and (z) the full 40% of the participant’s maximum bonus amount attributable to corporate performance of our company was attained. For more information on this performance bonus program, see “—Compensation Discussion and Analysis—Elements of 2019 Executive Compensation—2019 Performance-based Bonuses—Qurate Retail Awards—Overview.” With respect to Mr. George, represents the maximum amount that would have been payable to Mr. George assuming (x) the 2019 Adjusted OIBDA target of  $2,415 million was achieved and (y) Mr. George’s individual performance warranted the maximum additional increase of his bonus determined based on Adjusted OIBDA growth. For more information on this performance bonus program, see “—Compensation Discussion and Analysis—Elements of 2019 Executive Compensation—2019 Performance-based Bonuses—QVC Bonus Award.”

(3)
The terms of each of the 2019 Maffei RSUs, the 2019 Chief RSUs and the 2019 George RSUs do not provide for a threshold amount that would be payable upon satisfaction of the performance criteria established by the compensation committee. The amounts in the Target column represent the target amount that would have been payable to the award holder assuming (x) maximum achievement of the performance goals was attained and (y) our compensation committee determined not to reduce such payout after considering the criteria established by our compensation committee in March 2019 or, in the case of Ms. Wilm, November 2019. For the actual 2019 Maffei RSUs, 2019 Chief RSUs and 2019 George RSUs that vested, see “—Compensation Discussion and Analysis—Elements of 2019 Executive Compensation—Equity Incentive Compensation—Maffei Performance-based Equity Awards” and “—Compensation Discussion and Analysis—Elements of 2019 Executive Compensation—Equity Incentive Compensation—Annual Performance Awards.”

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(4)
Our compensation committee also set a maximum grant value payout with respect to (i) the 2019 Maffei RSUs—equal to 1.5 times the target number of 2019 Maffei RSUs or $6.3 million of grant value, and (ii) the 2019 George RSUs—equal to 1.5 times the target number of 2019 George RSUs or $6.188 million of grant value. Any payout of an equity award by our company above the target equity award would be in our compensation committee’s sole discretion, would be issued in the first quarter of 2020, and would vest immediately after grant. For more information on the named executive officers’ performance-based RSU awards, see “—Compensation Discussion and Analysis—Elements of 2019 Executive Compensation—Equity Incentive Compensation—Maffei Performance-based Equity Awards” and “—Compensation Discussion and Analysis—Elements of 2019 Executive Compensation—Equity Incentive Compensation—Annual Performance Awards.”

(5)
Reflects the date on which our compensation committee established the terms of the 2019 performance-based bonus program and in the case of Ms. Wilm, established her participation in the 2019 performance-based bonus program, as described under “—Compensation Discussion and Analysis—Elements of 2019 Executive Compensation—2019 Performance-based Bonuses—Qurate Retail Awards—Overview” and “—Compensation Discussion and Analysis—Elements of 2019 Executive Compensation—2019 Performance-based Bonuses—QVC Bonus Award.”

(6)
Represented a portion of Mr. Maffei’s above-target awards granted in respect of 2018 performance and were fully vested on the grant date on March 6, 2019.

(7)
Reflects the date on which our compensation committee established the terms of the 2019 Maffei RSUs, the 2019 Chief RSUs and the 2019 George RSUs, as described under “—Compensation Discussion and Analysis—Elements of 2019 Executive Compensation—Equity Incentive Compensation—Maffei Performance-based Equity Awards” and “—Compensation Discussion and Analysis—Elements of 2019 Executive Compensation—Equity Incentive Compensation—Annual Performance Awards.”

(8)
Represented a portion of Mr. Maffei’s above-target awards granted in respect of 2018 performance and fully vested on March 11, 2019.

(9)
Reflects the date on which our compensation committee established the terms of the 2019 Maffei Term Options.

(10)
Vests in full on December 31, 2023.

(11)
Reflects the date on which our compensation committee established the terms of the 2019 PFO RSUs.

(12)
Vested 50% on December 10, 2019 and vests 50% on December 10, 2020.

(13)
Reflects the date on which our compensation committee established the terms of Ms. Wilm’s 2019 multi-year stock option award, as described under “—Compensation Discussion and Analysis—Elements of 2019 Executive Compensation—Equity Incentive Compensation.”

(14)
Vests 50% on September 23, 2022 and 50% on September 23, 2023.

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Outstanding Equity Awards at Fiscal Year-End
The following table contains information regarding unexercised options and unvested awards of RSUs which were outstanding as of December 31, 2019 and held by the named executive officers.
	Option awards					Stock awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Gregory B. Maffei
Option Awards
QRTEA	200,402	—	—	25.74	12/26/2024	—	—	—	—
QRTEA	—	2,133,697(1)	—	8.17	12/15/2026	—	—	—	—
QRTEB	646,352	—	—	29.87	12/24/2021	—	—	—	—
QRTEB	112,436	—	—	29.41	03/31/2022	—	—	—	—
QRTEB	730,273	—	—	25.11	03/29/2023	—	—	—	—
QRTEB	153,806	—	—	23.87	05/11/2024	—	—	—	—
QRTEB	175,281	—	—	27.77	03/05/2025	—	—	—	—
QRTEB	26,292	—	—	18.03	03/06/2026	—	—	—	—
RSU Award
QRTEB	—	—	—	—	—	—	—	194,175(2)	1,648,546
Michael A. George
Option Award
QRTEA	840,032	840,033(3)	—	26.00	12/31/2022	—	—	—	—
QRTEA	288,679	288,679(4)	—	22.18	08/15/2025	—	—	—	—
RSU Awards
QRTEA	—	—	—	—	—	—	—	182,983(2)	1,542,547
QRTEA	—	—	—	—	—	—	—	190,707(2)	1,607,660
Brian J. Wendling
Option Awards
QRTEA	159,776	—	—	17.74	03/19/2020	—	—	—	—
QRTEA	44,053	—	—	27.66	05/12/2022	—	—	—	—
QRTEA	53,450	53,450(3)	—	27.66	05/12/2023	—	—	—	—
RSU Awards
QRTEA	—	—	—	—	—	—	—	5,955(2)	50,201
QRTEA	—	—	—	—	—	1,543(5)	13,007	—	—
Albert E. Rosenthaler
Option Awards
QRTEA	162,990	—	—	25.74	03/19/2020	—	—	—	—
QRTEA	112,875	—	—	29.59	03/04/2022	—	—	—	—
QRTEA	127,599	127,600(3)	—	29.59	03/04/2023	—	—	—	—
QRTEA	5,971	—	—	25.74	12/26/2024	—	—	—	—
RSU Award
QRTEA	—	—	—	—	—	—	—	13,592(2)	114,581
Renee L. Wilm
Option Award
QRTEA	—	305,036(6)	—	10.26	11/13/2026	—	—	—	—
RSU Award
QRTEA	—	—	—	—	—	—	—	6,563(2)	55,326
Mark D. Carleton
Option Awards
QRTEA	59,378	—	—	25.74	03/19/2020	—	—	—	—
QRTEA	112,875	—	—	29.59	03/04/2022	—	—	—	—
QRTEA	127,599	127,600(3)	—	29.59	03/04/2023	—	—	—	—
QRTEA	2,175	—	—	25.74	12/26/2024	—	—	—	—
RSU Award
QRTEA	—	—	—	—	—	—	—	13,592(2)	114,581
(1)
Vests on December 31, 2023.

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(2)
Represents the target number of 2019 Maffei RSUs that Mr. Maffei could earn and the target number of 2019 Chief RSUs that each of Messrs. Wendling, Carleton and Rosenthaler and Ms. Wilm could earn based on our performance in 2019, as well as the target number of 2019 George RSUs that Mr. George could earn based on QVC’s performance during 2019 and the target number of New CEO Performance RSUs that Mr. George could earn in December 2020 based on the performance of our company and Mr. George.

(3)
Vests on December 31, 2020.

(4)
Vests on December 15, 2020.

(5)
Vests on December 10, 2020.

(6)
Vests 50% on September 23, 2022 and 50% on September 23, 2023.

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EXECUTIVE COMPENSATION
Option Exercises and Stock Vested
The following table sets forth information concerning the vesting of RSUs held by our named executive officers (with the exception of Ms. Wilm, who had no vesting of RSUs), in each case, during the year ended December 31, 2019. None of our named executive officers exercised any options during the year ended December 31, 2019.
	Option Awards		Stock Awards
Name	Number of shares acquired on exercise (#)	Value realized on exercise ($)	Number of shares acquired on vesting (#)(1)	Value realized on vesting ($)
Gregory B. Maffei
QRTEA	—	—	—	—
QRTEB	—	—	142,147	2,543,609
Michael A. George
QRTEA	—	—	130,880	2,342,752
QRTEB	—	—	—	—
Brian J. Wendling
QRTEA	—	—	7,243	115,377
QRTEB	—	—	—	—
Albert E. Rosenthaler
QRTEA	—	—	13,011	232,897
QRTEB	—	—	—	—
Mark D. Carleton
QRTEA	—	—	13,011	232,897
QRTEB	—	—	—	—
(1)
Includes shares withheld in payment of withholding taxes at election of holder.

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Nonqualified Deferred Compensation Plans
The following table sets forth certain information regarding the Pension Restoration Plan in which Mr. George participated and the 2006 deferred compensation plan in which Mr. Carleton participated, in each case during the year ended December 31, 2019. During 2019, no other named executive officers participated in the Pension Restoration Plan or the 2006 deferred compensation plan.
Name	Executive contributions in 2019 ($)	Registrant contributions in 2019 ($)	Aggregate earnings in 2019 ($)	Aggregate withdrawals/ distributions ($)	Aggregate balance at 12/31/19 ($)
Michael A. George	—	—	1,039	—	17,668
Mark D. Carleton(1)	—	—	8,704	—	102,211(2)
(1)
As described above in “—Executive Compensation Arrangements—2006 Deferred Compensation Plan,” Mr. Carleton was permitted a one-time deferral election under the 2006 deferred compensation plan in 2011 with respect to $50,002, which represented 50% of a portion of Mr. Carleton’s 2011 performance-based bonus that was allocable to and paid by our company (the 2011 deferral). Although such amount was transferred to Liberty Media’s predecessor upon its assumption of the plan and obligations thereunder in 2011 (and later by Liberty Media in January 2013), Qurate Retail will be responsible for the payment of the 2011 deferral and for the payment of interest income at the rate of 9% per annum, compounded quarterly, thereon. Mr. Carleton has not received any payments with respect to his 2011 deferral election, and at December 31, 2019, the outstanding balance was $102,211. In 2019, the amount of interest with respect to Mr. Carleton’s 2011 deferral for which Qurate Retail is responsible was $8,704. Of this amount, $5,032 was reported in the “Summary Compensation Table” as above-market earnings that were credited to Mr. Carleton’s deferred compensation account during 2019.

(2)
In our 2019 proxy statement, we reported above-market earnings of  $5,262 that were credited as interest to Mr. Carleton’s deferred compensation account during 2018.

Potential Payments Upon Termination or Change in Control
The following table sets forth the potential payments to our named executive officers if their employment had terminated or a change in control had occurred, in each case, as of December 31, 2019, which was the last business day of our last completed fiscal year. In the event of such a termination or change in control, the actual amounts may be different due to various factors. In addition, we may enter into new arrangements or modify these arrangements from time to time. The following discussion does not give effect to the provisions of the 2019 Maffei Employment Agreement that are not applicable until January 1, 2020.
The amounts provided in the tables are based on the closing market prices on December 31, 2019 for our QRTEA common stock and QRTEB common stock, which were $8.43 and $8.49, respectively. Because the exercise price of each of the named executive officers’ option awards, other than the 2019 Maffei Term Options, was more than the closing market price of QRTEA and QRTEB shares on December 31, 2019, these option awards have been excluded from the table below. The value of the RSUs shown in the table is based on the applicable closing market price and the number of unvested RSUs.
Each of our named executive officers has received awards and payments under the existing incentive plans. Additionally, each of Messrs. Maffei and George is entitled to certain payments and acceleration rights upon termination under his respective employment agreement. See “—Executive Compensation Arrangements” above and “—Termination Without Cause or for Good Reason” below.
As described above in “—Executive Compensation Arrangements—2006 Deferred Compensation Plan,” Mr. Carleton had deferred a portion of his 2011 performance-based bonus under the 2006 deferred compensation plan, a portion of which is allocable to and paid by our company in accordance with his deferral election. Under the 2006 deferred compensation plan, we do not have an acceleration right to pay out account balances to Mr. Carleton upon a separation from service. However, Mr. Carleton was permitted to file at the time of the deferral an election to receive distributions under the 2006 deferred compensation plan upon his separation from service, including a voluntary termination, termination for cause, a termination without cause or for good reason and a termination due to death or disability. For purposes of the tabular presentation below, we have assumed that Mr. Carleton has elected to receive a payout of all deferred compensation upon his separation from service, including interest. In addition, the 2006 deferred compensation plan provides Liberty Media’s compensation committee with the option of terminating the plan 30 days preceding or within 12 months after a change of control and distributing the account balances (which option is assumed to have been exercised for purposes of the tabular presentation below).
The circumstances giving rise to these potential payments and a brief summary of the provisions governing their payout are described below and in the footnotes to the table (other than those described under “—Executive Compensation Arrangements,” which are incorporated by reference herein):
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Voluntary Termination
Each of the named executive officers holds equity awards that were issued under our existing incentive plans. Under these plans and the related award agreements, in the event of a voluntary termination of his or her employment with our company for any reason, each named executive officer would typically only have a right to the equity grants that vested prior to his or her termination date. However, if Mr. Maffei had voluntarily terminated his employment for any reason as of December 31, 2019, his 2019 Maffei RSUs would have remained outstanding until any performance criteria had been determined to have been met or not and would have vested to the extent determined by the compensation committee. Mr. George would have forfeited all rights to his unvested 2019 George RSUs, his 2015 Term Options, his unvested New CEO Term Options and his New CEO Performance RSUs, in each case upon a voluntary termination without good reason as of December 31, 2019 (the impact on such awards of a voluntary termination with good reason is described below). Each of Messrs. Maffei and George would have been entitled to certain other benefits upon a voluntary termination of his employment with our company as of December 31, 2019 for good reason. See “—Executive Compensation Arrangements—Gregory B. Maffei,” and “—Executive Compensation Arrangements—Michael A. George” above. Messrs. Wendling, Rosenthaler and Carleton and Ms. Wilm are not entitled to any severance payments or other benefits upon a voluntary termination of his or her employment. The foregoing discussion assumes that the named executive officers voluntarily terminated his or her respective employment without good reason. See “—Termination Without Cause or for Good Reason” below for a discussion of potential payments and benefits upon a named executive officer’s voluntary termination of his employment for good reason.
Termination for Cause
All outstanding equity grants constituting options, whether unvested or vested but not yet exercised, and all equity grants constituting unvested RSUs under the existing incentive plans would be forfeited by any named executive officer (other than Mr. Maffei and Mr. George in the case of equity grants constituting vested options or similar rights) who is terminated for “cause.” However, if Mr. Maffei’s employment had been terminated for cause as of December 31, 2019, his 2019 Maffei RSUs would have remained outstanding until any performance criteria had been determined to have been met or not and would have vested to the extent determined by the compensation committee. The existing incentive plans, which govern the awards unless there is a different definition in the applicable award agreement, define “cause” as insubordination, dishonesty, incompetence, moral turpitude, other misconduct of any kind and the refusal to perform duties and responsibilities for any reason other than illness or incapacity; provided that, if such termination is within 12 months after a change in control (as described below), “cause” means a felony conviction for fraud, misappropriation or embezzlement. Each of Mr. Maffei and Mr. George has certain rights to exercise vested options or similar rights following a termination for cause under his employment agreement, as cause is defined in such employment agreement. See “—Executive Compensation Arrangements” above.
Termination Without Cause or for Good Reason
As of December 31, 2019, Mr. Maffei’s unvested equity awards consisted of the 2019 Maffei Term Options and the 2019 Maffei RSUs. The 2019 Maffei Term Options would have been forfeited upon a termination of his employment without cause or for good reason as of December 31, 2019. If Mr. Maffei’s employment had been terminated without cause or he had terminated it for good reason as of December 31, 2019, his 2019 Maffei RSUs would have remained outstanding until any performance criteria had been determined to have been met or not and would have become vested to the extent determined by the compensation committee. See “—Executive Compensation Arrangements—Gregory B. Maffei” above.
As of December 31, 2019, Mr. George’s unvested equity awards consisted of his 2015 Term Options, his 2019 George RSUs, his New CEO Term Options and New CEO Performance RSUs. The 2015 Term Options are subject to acceleration upon a termination of his employment without cause or for good reason. If Mr. George had been terminated without cause or for good reason as of December 31, 2019, his 2019 George RSUs would have stayed outstanding until the date the compensation committee acted to determine the extent to which the performance criteria were met and the number of 2019 George RSUs that would have been earned and vested had he remained employed through December 31, 2019. A pro rata portion of such number of 2019 George RSUs (based on the number of days Mr. George was employed during calendar year 2019) would then have vested on the date action was taken by the compensation committee. If Mr. George had been terminated without cause or he terminated his employment for good reason as of December 31, 2019, a pro rata portion of each tranche of the New CEO Term Options would have vested based on the number of days Mr. George was employed during the vesting period for each tranche. Mr. George would have forfeited his New CEO Performance RSUs upon a termination without cause or for good reason as of December 31, 2019. See “—Executive Compensation Arrangements—Michael A. George” above including for a description of the conditions to his receipt of such benefits.
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Each of Messrs. Maffei and George is also entitled under certain circumstances to severance payments and other benefits upon a termination of his employment without cause or for good reason. See “—Executive Compensation Arrangements—Gregory B. Maffei,” and “—Executive Compensation Arrangements—Michael A. George” above including for a description of the conditions to Mr. Maffei’s and Mr. George’s receipt of such payments and other benefits.
As of December 31, 2019, Mr. Wendling’s only unvested equity awards were the multi-year stock option awards originally granted to him on May 12, 2015, the 2019 PFO RSUs and his 2019 Chief RSUs, and Mr. Rosenthaler’s and Mr. Carleton’s only unvested equity awards were the multi-year stock option awards originally granted to them on March 4, 2015 and their 2019 Chief RSUs. Ms. Wilm’s only unvested equity awards as of December 31, 2019 were her 2019 multi-year stock option award and her 2019 Chief RSUs. Mr. Wendling’s 2019 PFO RSUs would be forfeited upon a termination of employment without cause. The multi-year option awards granted to Mr. Wendling in May 2015, Messrs. Rosenthaler and Carleton in March 2015 and to Ms. Wilm in November 2019 provide for vesting upon a termination of employment without cause of those options that would have vested during the 12-month period following the termination date if such person had remained an employee, plus a pro rata portion of the remaining unvested options based on the portion of the vesting period elapsed through the termination date. The 2019 Chief RSUs held by these officers would have remained outstanding until any performance criteria had been determined to have been met or not and would have vested to the extent determined by the compensation committee if these officers had been terminated without cause as of December 31, 2019. None of these officers is entitled to any severance pay or other benefits upon a termination without cause.
Death
In the event of death of any of the named executive officers as of December 31, 2019, the existing incentive plans and applicable award agreements would have provided for vesting in full of any outstanding options and the lapse of restrictions on any RSU awards, except that if Mr. Maffei’s employment had been terminated due to death as of December 31, 2019, his 2019 Maffei RSUs would have remained outstanding until any performance criteria had been determined to have been met or not and would have vested to the extent determined by the compensation committee. Each of Mr. Maffei and Mr. George is also entitled to certain payments and other benefits if he dies while employed by our company.
No amounts are shown for payments pursuant to life insurance policies, which Liberty Media makes available to all of its employees, including Messrs. Maffei, Wendling, Rosenthaler and Carleton and Ms. Wilm in their capacity as named executive officers of Qurate Retail, and which Qurate Retail makes available to Mr. George.
Disability
If the employment of any of the named executive officers had been terminated due to disability as of December 31, 2019, which is defined in the existing incentive plans or applicable award agreements, such plans or agreements would have provided for vesting in full of any outstanding options and the lapse of restrictions on any RSU awards, except that if Mr. Maffei’s employment had been terminated due to disability as of December 31, 2019, his 2019 Maffei RSUs would have remained outstanding until any performance criteria had been determined to have been met or not and would have become vested to the extent determined by the compensation committee. Each of Mr. Maffei and Mr. George is also entitled to certain payments and other benefits upon a termination of his employment due to disability. See “—Executive Compensation Arrangements” above.
No amounts are shown for payments pursuant to short-term and long-term disability policies, which Liberty Media makes available to all of its employees, including Messrs. Maffei, Wendling, Rosenthaler and Carleton and Ms. Wilm in their capacity as named executive officers of Qurate Retail, and which Qurate Retail makes available to Mr. George.
Change in Control
In case of a change in control, the incentive plans provide for vesting in full of any outstanding options (other than the 2019 Maffei Term Options) and the lapse of restrictions on any RSU awards held by the named executive officers. A change in control is generally defined as:
•
The acquisition by a non-exempt person (as defined in the incentive plans) of beneficial ownership of at least 20% of the combined voting power of the then outstanding shares of our company ordinarily having the right to vote in the election of directors, other than pursuant to a transaction approved by our board of directors.

•
The individuals constituting our board of directors over any two consecutive years cease to constitute at least a majority of the board, subject to certain exceptions that permit the board to approve new members by approval of at least two-thirds of the remaining directors.

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•
Any merger, consolidation or binding share exchange that causes the persons who were common stockholders of our company immediately prior thereto to lose their proportionate interest in the common stock or voting power of the successor or to have less than a majority of the combined voting power of the then outstanding shares ordinarily having the right to vote in the election of directors, the sale of substantially all of the assets of the company or the dissolution of the company.

In the case of a change in control described in the last bullet point, our compensation committee may determine not to accelerate the existing equity awards of the named executive officers if equivalent awards will be substituted for the existing awards. For purposes of the tabular presentation below, we have assumed that our named executive officers’ existing unvested equity awards (other than the 2019 Maffei Term Options) would vest in full in the case of a change in control described in the last bullet.
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Benefits Payable Upon Termination or Change in Control
Name	Voluntary Termination Without Good Reason ($)	Termination for Cause ($)	Termination Without Cause or for Good Reason ($)	Death ($)	Disability ($)	After a Change in Control ($)
Gregory B. Maffei
Severance	11,750,000(1)	—	31,001,697(2)	31,001,697(2)	31,001,697(2)	—
Options	—(3)	—(3)	—(4)	554,761(5)	554,761(5)	—(6)
RSUs	1,059,781(3)	1,059,781(3)	1,059,781(4)	1,059,781(5)	1,059,781(5)	1,648,546(6)
Perquisites(7)	—	—	92,711	—	92,711	—
Total	12,809,781	1,059,781	32,154,189	32,616,239	32,708,950	1,648,546
Michael A. George
Severance(8)	—	—	1,500,000	—	—	1,500,000
Base Compensation Continuing Payment(9)	—	—	1,250,000	1,250,000	1,250,000	1,250,000
Pension Restoration Plan Payout(10)	17,668	17,668	17,668	17,668	17,668	17,668
Options	—(3)	—(3)	—(11)	—(5)	—(5)	—(5)
RSUs	—(3)	—(3)	289,377(11)	3,150,207(5)	3,150,207(5)	3,150,207(5)
Total	17,668	17,668	3,057,045	4,417,875	4,417,875	5,917,875
Brian J. Wendling
Options	—(3)	—(3)	—(11)	—(5)	—(5)	—(5)
RSUs	—(3)	—(3)	50,201(11)	63,208(5)	63,208(5)	63,208(5)
Total	—	—	50,201	63,208	63,208	63,208
Albert E. Rosenthaler
Options	—(3)	—(3)	—(11)	—(5)	—(5)	—(5)
RSUs	—(3)	—(3)	114,581(11)	114,581(5)	114,581(5)	114,581(5)
Total	—	—	114,581	114,581	114,581	114,581
Renee L. Wilm
Options	—(3)	—(3)	—(11)	—(5)	—(5)	—(5)
RSUs	—(3)	—(3)	55,326(11)	55,326(5)	55,326(5)	55,326(5)
Total	—	—	55,326	55,326	55,326	55,326
Mark D. Carleton
Deferred Compensation(12)	102,211(13)	102,211(13)	102,211(13)	102,211(13)	102,211(13)	102,211(14)
Options	—(3)	—(3)	—(11)	—(5)	—(5)	—(5)
RSUs	—(3)	—(3)	114,581(11)	114,581(5)	114,581(5)	114,581(5)
Total	102,211	102,211	216,792	216,792	216,792	216,792

(1)
If Mr. Maffei had voluntarily terminated his employment without good reason (as defined in the 2014 Maffei Employment Agreement) as of December 31, 2019, he would have been entitled to receive in a lump sum the Pro-Rated Amount of  $11,750,000, with up to 25% of such amount payable in shares of QRTEB. See “—Executive Compensation Arrangements—Gregory B. Maffei” above.

(2)
If Mr. Maffei’s employment had been terminated by Qurate Retail without cause or by Mr. Maffei for good reason (as defined in the 2014 Maffei Employment Agreement) (whether before or within a specified period following a change in control) or due to Mr. Maffei’s death or disability, as of December 31, 2019, he would have been entitled to receive a payment of 1.5 times his 2019 base salary payable in 18 equal monthly installments. Mr. Maffei would also have been entitled to receive in lump sums the Pro Rated Amount of  $11,750,000, and a separate Un-Pro Rated Amount of  $17,500,000 and, in each case, up to 25% of such amounts would be payable in shares of QRTEB. See “—Executive Compensation Arrangements—Gregory B. Maffei” above.

(3)
The vested, exercisable option awards held by the named executive officers have been excluded because the exercise price of each of these options was more than the closing market price of QRTEA and QRTEB shares on December 31, 2019. If Mr. Maffei’s employment had been terminated without good reason or for cause as of December 31, 2019, he would have forfeited the 2019 Maffei Term Options and his 2019 Maffei RSUs would remain outstanding until any performance criteria had been determined to have been met or not and would have vested to the extent determined by the compensation committee. As described above, our compensation committee vested Mr. Maffei at 64% of his 2019 Maffei RSUs, which is reflected in the table above. For a description of the 2019 Maffei RSUs that vested see “—Compensation Discussion and Analysis—Elements of 2019 Executive Compensation—Equity Incentive Compensation—Maffei Performance-based Equity Awards” above. If Mr. George’s employment with QVC had been terminated for cause or by Mr. George without good reason as of December 31, 2019, he would have forfeited the unvested 2015 Term Options, his 2019 George RSUs, his unvested New CEO Term Options and New CEO Performance RSUs. Each of Messrs. Wendling, Rosenthaler and Carleton and Ms. Wilm would have forfeited his or her 2019 Chief RSUs, and Mr. Wendling would have forfeited his 2019 PFO RSUs, if his or her employment had been

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terminated without good reason or for cause as of December 31, 2019. For more information, see the “Outstanding Equity Awards at Fiscal Year-End” table, “—Executive Compensation Arrangements—Gregory B. Maffei” and “—Executive Compensation Arrangements—Michael A. George”.
(4)
Mr. Maffei’s vested, exercisable option awards have been excluded because the exercise price of each of these options was more than the closing market price of QRTEA and QRTEB shares on December 31, 2019. If Mr. Maffei’s employment had been terminated without cause or for good reason as of December 31, 2019, he would have forfeited the 2019 Maffei Term Options and his 2019 Maffei RSUs would have remained outstanding until any performance criteria had been determined to have been met or not and would have vested to the extent determined by the compensation committee. As described above, our compensation committee vested Mr. Maffei at 64% of his 2019 Maffei RSUs, which is reflected in the table above. See “—Executive Compensation Arrangements—Gregory B. Maffei” above and the “Outstanding Equity Awards at Fiscal Year-End” table above. For a description of the 2019 Maffei RSUs that vested see “—Compensation Discussion and Analysis—Elements of 2019 Executive Compensation—Equity Incentive Compensation—Maffei Performance-based Equity Awards” above.

(5)
Based on the number of options, whether unvested or vested but not yet exercised, and unvested RSUs held by the named executive officer as of December 31, 2019. The named executive officers’ options, other than the 2019 Maffei Term Options, have been excluded because the exercise price of each of these options was more than the closing market price of QRTEA and QRTEB shares on December 31, 2019. Also, if Mr. Maffei’s employment terminated due to death or disability as of December 31, 2019, his 2019 Maffei RSUs would have remained outstanding until any performance criteria had been determined to have been met or not and would have vested to the extent determined by the compensation committee. As described above, our compensation committee vested Mr. Maffei at 64% of his 2019 Maffei RSUs, which is reflected in the table above. Upon a change in control, we have assumed for purposes of the tabular presentation above that Mr. Wendling’s 2019 PFO RSUs, Mr. George’s 2019 George RSUs, Mr. George’s New CEO Performance RSUs and the other named executive officers’ 2019 Chief RSUs would have vested in full. For more information, see the “Outstanding Equity Awards at Fiscal Year-End” table above. For a description of the 2019 Maffei RSUs that vested see “—Compensation Discussion and Analysis—Elements of 2019 Executive Compensation—Equity Incentive Compensation—Maffei Performance-based Equity Awards” above.

(6)
Based on the number of vested options and unvested RSUs held by Mr. Maffei as of December 31, 2019. Upon a change in control, we have assumed for purposes of the tabular presentation above that Mr. Maffei’s 2019 Maffei RSUs would have vested in full. For more information, see the “Outstanding Equity Awards at Fiscal Year-End” table above.

(7)
If Mr. Maffei’s employment had been terminated at our company’s election for any reason (other than cause) or by Mr. Maffei for good reason (as defined in his employment agreement) or by reason of disability, as of December 31, 2019, he would have been entitled to receive personal use of the corporate aircraft for 120 hours per year over a 12-month period. Based on an hourly average of the incremental cost of use of the corporate aircraft, perquisite amount of  $92,711 represents the maximum potential incremental cost attributable to our company for Mr. Maffei’s use of the corporate aircraft for 120 hours based on an hourly average of the incremental cost of use of the corporate aircraft. The remainder of such perquisite expense that would have been allocable to Liberty Media pursuant to the services agreement is not reflected in the table.

(8)
If Mr. George’s employment had been terminated at QVC’s election without cause or by Mr. George for good reason (as defined in the George Employment Agreement) (whether before or within a specified period following a change in control), as of December 31, 2019, he would have been entitled to receive a lump sum payment of  $1,500,000. See “—Executive Compensation Arrangements—Michael A. George” above.

(9)
If Mr. George’s employment had been terminated at QVC’s election without cause or by Mr. George for good reason (whether before or within a specified period following a change in control) or in the event of his death or disability, he would have been entitled to receive a base compensation continuing payment for one year equal to his base salary upon termination.

(10)
Under the Pension Restoration Plan, upon separation from service, a participant would have received a lump sum payment of the vested percentage of such participant’s account on the first day of the month following such separation, in this case, January 1, 2020.

(11)
Based on (i) the number of unvested 2019 Chief RSUs held by Messrs. Wendling, Rosenthaler and Carleton and Ms. Wilm that would have remained outstanding until any performance criteria has been determined to have been met or not and would vest to the extent determined by the compensation committee and (ii) the number of unvested 2019 George RSUs held by Mr. George at December 31, 2019. Messrs. George, Wendling, Rosenthaler and Carleton’s and Ms. Wilm’s options have been excluded because the exercise price of each of these options was more than the closing market price of QRTEA shares on December 31, 2019. Mr. Wendling’s 2019 PFO RSUs and Mr. George’s New CEO Performance RSUs would have been forfeited and have been excluded. Mr. George’s 2019 George RSUs would have remained outstanding until any performance criteria had been determined to have been met or not and would have vested to the extent determined by the compensation committee. Based on 2019 performance, our compensation committee determined to vest 18% of Mr. George’s 2019 George RSUs, which is reflected in the table above. See “—Executive Compensation Arrangements—Michael A. George,” the “Outstanding Equity Awards at Fiscal Year-End” table and “—Termination Without Cause or for Good Reason” above.

(12)
Represents deferred compensation payable to Mr. Carleton based on a one-time deferral election of a portion of his annual cash bonus that was allocable to and paid by Qurate Retail. See “—Executive Compensation Arrangements—2006 Deferred Compensation Plan” and “—Nonqualified Deferred Compensation Plans” above for more information.

(13)
Under the 2006 deferred compensation plan, we do not and Liberty Media does not have an acceleration right to pay out account balances to Mr. Carleton upon this type of termination. However, Mr. Carleton had the right to file an election at the time of his initial deferral to receive distributions under the 2006 deferred compensation plan upon his separation from service, including under these circumstances. For purposes of the tabular presentation above, we have assumed that Mr. Carleton has elected to receive payout upon a separation from service of all deferred compensation, including interest.

(14)
The 2006 deferred compensation plan provides Liberty Media’s compensation committee with the option of terminating the plan 30 days preceding or within 12 months after a change of control and distributing the account balances (which option is assumed to have been exercised for purposes of the tabular presentation above).

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DIRECTOR COMPENSATION
Nonemployee Directors
Director Fees. Each of our directors who is not an employee of our company is paid an annual fee for 2020 of $227,000 (which, in 2019, was $222,500) (which we refer to as the director fee), of which $108,000 ($106,000 in 2019) is payable in cash and the balance is payable in RSUs or options to purchase shares of QRTEA. For service on our board in 2020 and 2019, each director was permitted to elect to receive $119,000 and $116,500, respectively, of his or her director fee in RSUs or options to purchase QRTEA shares. The awards issued to our directors with respect to their service on our board in 2020 were issued in December 2019. See “—Director RSU Grants” and “—Director Option Grants” below for information on the incentive awards granted in 2019 to the nonemployee directors.
Fees for service on our audit committee, compensation committee and nominating and corporate governance committee are the same for 2019 and 2020, with each member thereof receiving an additional annual fee of  $30,000, $10,000 and $10,000, respectively, for his or her participation on each such committee, except that the chairman of each such committee instead receives an additional annual fee of  $40,000, $20,000 and $20,000, respectively, for his or her participation on that committee. The cash portion of the director fees and the fees for participation on committees are payable quarterly in arrears.
Charitable Contributions. If a director makes a donation to our political action committee, we will make a matching donation to a charity of his or her choice in an amount not to exceed $10,000.
Equity Incentive Plans. Awards granted to our nonemployee directors under the 2016 incentive plan are administered by our board of directors or our compensation committee. Our board of directors has full power and authority to grant nonemployee directors the awards described below and to determine the terms and conditions under which any awards are made. The 2016 incentive plan is designed to provide our nonemployee directors with additional remuneration for services rendered, to encourage their investment in our common stock and to aid in attracting persons of exceptional ability to become nonemployee directors of our company. Our board of directors may grant non-qualified stock options, SARs, restricted shares, restricted stock units and cash awards or any combination of the foregoing under the 2016 incentive plan.
The maximum number of shares of our common stock with respect to which awards may be issued under the 2016 incentive plan is 39,873,000, subject to anti-dilution and other adjustment provisions of the respective plans. Under the 2016 incentive plan, no nonemployee director may be granted during any calendar year awards having a value determined on the date of grant in excess of  $3 million. Shares of our common stock issuable pursuant to awards made under the 2016 incentive plan are made available from either authorized but unissued shares or shares that have been issued but reacquired by our company.
Director RSU Grants. Pursuant to our director compensation policy described above and the 2016 incentive plan, we granted the following RSU awards in December 2019:
Name	# of QRTEA RSUs
Fiona P. Dias	12,461
Evan D. Malone	12,461
David E. Rapley	6,230
Andrea L. Wong	12,461
The RSUs granted in December 2019 will vest on the first anniversary of the grant date, or on such earlier date that the grantee ceases to be a director because of death or disability and, unless our board of directors determines otherwise, will be forfeited if the grantee resigns or is removed from the board before the vesting date.
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Director Option Grants. Pursuant to our director compensation policy described above and the 2016 incentive plan, we granted the following stock option awards in December 2019 with respect to service on our board in 2020:
Name	# of QRTEA Options	Exercise Price ($)
Richard N. Barton	39,756	8.65
M. Ian G. Gilchrist	39,756	8.65
David E. Rapley	19,878	8.65
Larry E. Romrell	39,756	8.65
Mark C. Vadon	39,756	8.65
The options granted in December 2019 will become exercisable on the first anniversary of the grant date, or on such earlier date that the grantee ceases to be a director because of death or disability, and, unless our board of directors determines otherwise, will be terminated without becoming exercisable if the grantee resigns or is removed from the board before the vesting date. Once vested, the options will remain exercisable until the seventh anniversary of the grant date or, if earlier, until the first business day following the first anniversary of the date the grantee ceases to be a director.
Stock Ownership Guidelines. In March 2016, our board of directors adopted stock ownership guidelines that require each nonemployee director to own shares of our company’s stock equal to at least three times the value of their annual cash retainer fees. Nonemployee directors will have five years from the later of  (i) the effective date of the guidelines and (ii) the director’s initial appointment to our board to comply with these guidelines.
Director Deferred Compensation Plan. Effective beginning in the fourth quarter of 2013, directors of our company are eligible to participate in the Qurate Retail, Inc. Nonemployee Director Deferred Compensation Plan (the director deferred compensation plan), pursuant to which eligible directors of our company can elect to defer all or any portion of their annual cash fees that they would otherwise be entitled to receive. The deferral of such annual cash fees shall be effected by a reduction in the quarterly payment of such annual cash fees by the percentage specified in the director’s election. Elections are required to be made in advance of certain deadlines, which generally must be on or before the close of business on December 31 of the year prior to the year to which the director’s election will apply, and elections must include the form of distribution, such as a lump-sum payment or substantially equal installments over a period not to exceed ten years. Compensation deferred under the director deferred compensation plan that otherwise would have been received prior to 2015 would earn interest income at the rate of 9% per annum, compounded quarterly, for the period of the deferral. Compensation deferred under the director deferred compensation plan that otherwise would have been received on or after January 1, 2015 will earn interest income at a rate that is intended to approximate our company’s general cost of 10-year debt. For 2017, 2018 and 2019, the rate was 6.5%, 6.25% and 7.0%, respectively.
John C. Malone
Mr. Malone’s employment agreement (as amended) and his deferred compensation arrangements with us, as described below, were assumed by Liberty Media’s predecessor and later Liberty Media. The term of Mr. Malone’s employment agreement is extended daily so that the remainder of the employment term is five years. The employment agreement was amended in June 1999 to provide for, among other things, an annual salary of  $2,600 (which was increased to $3,900 in 2014), subject to increase with board approval. The employment agreement was amended in 2003 to provide for payment or reimbursement of personal expenses, including professional fees and other expenses incurred by Mr. Malone for estate, tax planning and other services, and for personal use of corporate aircraft and flight crew. The aggregate amount of such payments or reimbursements and the value of his personal use of corporate aircraft was originally limited to $500,000 per year but increased to $1 million effective January 1, 2007 by our compensation committee. Although the “Director Compensation Table” below reflects the portion of the aggregate incremental cost of Mr. Malone’s personal use of our corporate aircraft attributable to our company, the value of his aircraft use for purposes of his employment agreement is determined in accordance with SIFL, which aggregated $104,982 for use of the aircraft by our company and Liberty Media during the year ended December 31, 2019. A portion of the costs, calculated in accordance with Part 91 of the Federal Aviation Regulations, incurred with respect to Mr. Malone were allocated to our company and reimbursed to Liberty Media under the services agreement.
In December 2008, the compensation committee determined to modify Mr. Malone’s employment arrangements to permit Mr. Malone to begin receiving fixed monthly payments in 2009, while he remains employed by our company, in
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satisfaction of our obligations to him under a 1993 deferred compensation arrangement, a 1982 deferred compensation arrangement and an installment severance plan, in each case, entered into with him by our predecessors (and which had been assumed by our company). At the time of the amendment, the amounts owed to Mr. Malone under these arrangements aggregated approximately $2.4 million, $20 million and $39 million, respectively. As a result of these modifications, Mr. Malone receives 240 equal monthly installments, which commenced February 2009, of: (1) approximately $20,000 under the 1993 deferred compensation arrangement, (2) approximately $237,000 under the 1982 deferred compensation arrangement and (3) approximately $164,000 under the installment severance plan. Interest ceased to accrue under the installment severance plan once these payments began; however, interest continues to accrue on the 1993 deferred compensation arrangement at a rate of 8% per annum and on the 1982 deferred compensation arrangement at a rate of 13% per annum. Following certain termination events, Mr. Malone (or, in the event of Mr. Malone’s death, his beneficiaries) would be entitled to receive the remaining payments under these arrangements, subject to certain conditions. In 2011 and 2013, Liberty Media’s predecessor and Liberty Media, respectively, assumed all outstanding obligations under these deferred compensation arrangements and the installment severance plan.
Under the terms of Mr. Malone’s employment agreement, he is entitled to receive upon the termination of his employment for any reason (other than for death or “cause”), a lump sum equal to his salary for a period of five full years following termination (calculated on the basis of  $3,900 per annum, the lump sum severance payment). As described above, Liberty Media assumed Mr. Malone’s employment agreement and all outstanding obligations thereunder, and we will reimburse Liberty Media for our allocated portion of any such lump sum severance payments made thereunder.
Director Compensation Table
Name(1)	Fees Earned or Paid in Cash ($)	Stock Awards ($)(2)(3)	Option Awards ($)(2)(3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(4)	All other compensation ($)(5)	Total ($)
John C. Malone	—	—	—	—	245,073(6)(7)(8)	245,073
Richard N. Barton	116,000	—	144,749	—	—	260,749
Fiona P. Dias	106,000	107,788	—	—	—	213,788
M. Ian G. Gilchrist	146,000	—	144,749	—	—	290,749
Evan D. Malone	106,000	107,788	—	—	—	213,788
David E. Rapley	156,000(4)	53,890	72,374	35,965	—	318,229
Larry E. Romrell	156,000	—	144,749	—	—	300,749
Mark C. Vadon	126,000(4)	—	144,749	5,654	—	276,403
Andrea L. Wong	116,000(4)	107,788	—	24,400	—	248,188
(1)
Gregory B. Maffei and Michael A. George, who are directors of our company and named executive officers, and John C. Malone, who is a director of our company, received no compensation for serving as directors of our company during 2019. However, we are allocated a portion of the compensation paid to Mr. Malone by Liberty Media. See footnotes (6), (7) and (8) below.

(2)
As of December 31, 2019, our directors (other than Messrs. Maffei and George, whose equity awards are listed in “Executive Compensation—Outstanding Equity Awards at Fiscal Year-End” above) held the following equity awards:

	John C. Malone	Richard N. Barton	Fiona P. Dias	M. Ian G. Gilchrist	Evan D. Malone	David E. Rapley	Larry E. Romrell	Mark C. Vadon	Andrea L. Wong
Options (#)
QRTEA	—	79,864	—	73,603	—	44,263	88,525	255,942	15,820
RSUs (#)
QRTEA	—	—	21,506	—	12,461	6,230	—	—	12,461
(3)
The aggregate grant date fair value of the stock options and RSU awards has been computed in accordance with FASB ASC Topic 718, but (pursuant to SEC regulations) without reduction for estimated forfeitures. For a description of the assumptions applied in these calculations, see Note 13 to our consolidated financial statements for the year ended December 31, 2019 (which are included in the 2019 Form 10-K).

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DIRECTOR COMPENSATION
(4)
Includes 2019 compensation that was earned but not paid in cash because it was deferred under the director deferred compensation plan. Amounts deferred are reflected below:

Name	2019 Deferred Compensation ($)	2019 Above Market Earnings on Accrued Interest ($)
David E. Rapley	156,000	35,965
Mark C. Vadon	126,000	5,654
Andrea L. Wong	116,000	24,400
(5)
Liberty Media makes available to our directors tickets to various sporting events with no aggregate incremental cost attributable to any single person.

(6)
Includes the amount of Mr. Malone’s base salary of  $975 and the following amounts, in each case, which were allocated to our company under the services agreement:

Amounts ($)
Reimbursement for personal accounting services	15,000
Compensation related to personal use of corporate aircraft(a)	13,950
Tax payments made on behalf of Mr. Malone	205,717
(a)
Calculated based on aggregate incremental cost of such usage to our company.

Also includes miscellaneous personal expenses, such as courier charges.
Liberty Media owns an apartment in New York City which is primarily used for business purposes. Mr. Malone makes use of this apartment and a company car and driver for personal reasons. From time to time, we also pay the cost of miscellaneous shipping and catering expenses for Mr. Malone.
(7)
Includes $7,000 in matching contributions allocated to our company with respect to the Liberty Media 401(k) Savings Plan.

(8)
Includes $1,545 in life insurance premiums allocated to our company for the benefit of Mr. Malone.

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EQUITY COMPENSATION PLAN INFORMATION
The following table sets forth information as of December 31, 2019, with respect to shares of our common stock authorized for issuance under our equity compensation plans.
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights	Number of securities available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders:
Qurate Retail, Inc. 2010 Incentive Plan (As Amended and Restated Effective November 7, 2011), as amended			—(1)
QRTEA	2,838,222	$20.74
QRTEB	646,352	$29.87
Qurate Retail, Inc. 2011 Nonemployee Director Incentive Plan (As Amended and Restated as of December 17, 2015), as amended			—(2)
QRTEA	41,314	$26.40
QRTEB	—	—
Qurate Retail, Inc. 2012 Incentive Plan (As Amended and Restated as of March 31, 2015), as amended			—(3)
QRTEA	6,699,733	$27.32
QRTEB	842,709	$25.68
Qurate Retail, Inc. 2016 Omnibus Incentive Plan, as amended			18,042,691(4)
QRTEA	11,564,890	$18.37
QRTEB	355,379	$25.36
Equity compensation plans not approved by security holders: None(5)
Total
QRTEA	21,144,159
QRTEB	1,844,440		18,042,691

(1)
The Qurate Retail, Inc. 2010 Incentive Plan (As Amended and Restated Effective November 7, 2011), as amended, expired on February 23, 2015 and, as a result, no further grants are permitted under this plan.

(2)
The Qurate Retail, Inc. 2011 Nonemployee Director Incentive Plan (As Amended and Restated as of December 17, 2015), as amended, expired on September 7, 2016 and, as a result, no further grants are permitted under this plan.

(3)
The Qurate Retail, Inc. 2012 Incentive Plan (As Amended and Restated as of March 31, 2015), as amended, expired on November 26, 2017 and, as a result, no further grants are permitted under this plan.

(4)
The Qurate Retail, Inc. 2016 Omnibus Incentive Plan permits grants of, or with respect to, shares of any series of our common stock, subject to a single aggregate limit.

(5)
On October 1, 2015, in connection with our acquisition of zulily, we assumed each outstanding award issued pursuant to the zulily, inc. 2009 Equity Incentive Plan and the zulily, inc. 2013 Equity Plan (together, the zulily Plans and such awards collectively, the Assumed zulily Awards). The Assumed zulily Awards were converted into a corresponding award with respect to shares of QRTEA. We do not intend to issue any new grants under the zulily Plans in the future. As of December 31, 2019, the number of securities to be issued upon exercise of outstanding options, warrants and rights under the zulily, inc. 2009 Equity Incentive Plan was 1,115,606 QRTEA shares, which have a weighted average exercise price of  $8.56. With respect to the zulily, inc. 2013 Equity Plan, the number of securities to be issued upon exercise of outstanding options, warrants and rights was 194,310 QRTEA shares, which have a weighted average exercise price of  $36.94.

On December 29, 2017, in connection with our acquisition of HSN, Inc., we assumed each outstanding award issued pursuant to the HSN, Inc. Second Amended and Restated 2008 Stock and Annual Incentive Plan and the HSN, Inc. 2017 Omnibus Incentive Plan (together, the HSN Plans and such awards collectively, the Assumed HSN Awards). The Assumed HSN Awards were converted into a corresponding award with respect to shares of QRTEA. We do not intend to issue any new grants under the HSN Plans in the future. As of December 31, 2019, the number of securities to be issued upon exercise of outstanding options, warrants and rights under the HSN, Inc. Second Amended and Restated 2008 Stock and Annual Incentive Plan was 794,093 QRTEA shares, which have a weighted average exercise price of  $28.35.
70 | QURATE RETAIL, INC.  2020 PROXY STATEMENT

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Under our Code of Business Conduct and Ethics and Corporate Governance Guidelines, if a director or executive officer has an actual or potential conflict of interest (which includes being a party to a proposed “related party transaction” (as defined by Item 404 of Regulation S-K)), the director or executive officer should promptly inform the person designated by our board to address such actual or potential conflicts. No related party transaction may be effected by our company without the approval of the audit committee of our board or another independent body of our board designated to address such actual or potential conflicts.
STOCKHOLDER PROPOSALS
This proxy statement relates to our annual meeting of stockholders for the calendar year 2020 which will take place on May 21, 2020. Based solely on the date of our 2020 annual meeting and the date of this proxy statement, (i) a stockholder proposal must be submitted in writing to our Corporate Secretary and received at our executive offices at 12300 Liberty Boulevard, Englewood, Colorado 80112, by the close of business on December 17, 2020 in order to be eligible for inclusion in our proxy materials for the annual meeting of stockholders for the calendar year 2021 (the 2021 annual meeting), and (ii) a stockholder proposal, or any nomination by stockholders of a person or persons for election to the board of directors, must be received at our executive offices at the foregoing address not earlier than February 19, 2021 and not later than March 22, 2021 to be considered for presentation at the 2021 annual meeting. We currently anticipate that the 2021 annual meeting will be held during the second quarter of 2021. If the 2021 annual meeting takes place more than 30 days before or 30 days after May 21, 2021 (the anniversary of the 2020 annual meeting), a stockholder proposal, or any nomination by stockholders of a person or persons for election to the board of directors, will instead be required to be received at our executive offices at the foregoing address not later than the close of business on the tenth day following the first day on which notice of the date of the 2021 annual meeting is communicated to stockholders or public disclosure of the date of the 2021 annual meeting is made, whichever occurs first, in order to be considered for presentation at the 2021 annual meeting.
All stockholder proposals for inclusion in our proxy materials will be subject to the requirements of the proxy rules adopted under the Exchange Act, our charter and bylaws and Delaware law.
ADDITIONAL INFORMATION
We file periodic reports, proxy materials and other information with the SEC. You may inspect such filings on the Internet website maintained by the SEC at www.sec.gov. Additional information can also be found on our website at www.qurateretail.com. (Information contained on any website referenced in this proxy statement is not incorporated by reference in this proxy statement.) If you would like to receive a copy of the 2019 Form 10-K, or any of the exhibits listed therein, please call or submit a request in writing to Investor Relations, Qurate Retail, Inc., 12300 Liberty Boulevard, Englewood, Colorado 80112, Tel. No. (866) 876-0461, and we will provide you with the 2019 Form 10-K without charge, or any of the exhibits listed therein upon the payment of a nominal fee (which fee will be limited to the expenses we incur in providing you with the requested exhibits).
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ANNEX A
Qurate Retail, Inc. 2020 Omnibus Incentive Plan
ARTICLE I
PURPOSE OF PLAN; EFFECTIVE DATE
1.1 Purpose. The purpose of the Qurate Retail, Inc. 2020 Omnibus Incentive Plan (this “Plan”) is to promote the success of the Company by providing a method whereby (i) eligible officers and employees of the Company and its Subsidiaries and (ii) nonemployee directors and independent contractors providing services to the Company and its Subsidiaries may be awarded additional remuneration for services rendered and may be encouraged to invest in capital stock of the Company, thereby increasing their proprietary interest in the Company’s businesses, encouraging them to remain in the employ or service of the Company or its Subsidiaries, and increasing their personal interest in the continued success and progress of the Company and its Subsidiaries. The Plan is also intended to aid in (i) attracting Persons of exceptional ability to become officers and employees of the Company and its Subsidiaries and (ii) inducing nonemployee directors or independent contractors to agree to provide services to the Company and its Subsidiaries.
1.2 Effective Date. The Plan shall be effective as of May 21, 2020 (the “Effective Date”).
ARTICLE II
DEFINITIONS
2.1 Certain Defined Terms. Capitalized terms not defined elsewhere in the Plan shall have the following meanings (whether used in the singular or plural):
“Account” has the meaning ascribed thereto in Section 8.2.
“Affiliate” of the Company means any corporation, partnership or other business association that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with the Company.
“Agreement” means a stock option agreement, stock appreciation rights agreement, restricted shares agreement, restricted stock units agreement, cash award agreement or an agreement evidencing more than one type of Award, specified in Section 10.5, as any such Agreement may be supplemented or amended from time to time.
“Approved Transaction” means (i) the consummation of any transaction in which the Board (or, if approval of the Board is not required as a matter of law, the stockholders of the Company) shall approve (A) any consolidation or merger of the Company, or binding share exchange, pursuant to which shares of Common Stock of the Company would be changed or converted into or exchanged for cash, securities, or other property, other than any such transaction in which the common stockholders of the Company immediately prior to such transaction have the same proportionate ownership of the Common Stock of, and voting power with respect to, the surviving corporation immediately after such transaction, (B) any merger, consolidation or binding share exchange to which the Company is a party as a result of which the Persons who are common stockholders of the Company immediately prior thereto have less than a majority of the combined voting power of the outstanding capital stock of the Company ordinarily (and apart from the rights accruing under special circumstances) having the right to vote in the election of directors immediately following such merger, consolidation or binding share exchange, or (C) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company, or (ii) any transaction in which the Board (or, if approval of the Board is not required as a matter of law, the stockholders of the Company) shall approve the adoption of any plan or proposal for the liquidation or dissolution of the Company.
“Award” means a grant of Options, SARs, Restricted Shares, Restricted Stock Units, Performance Awards, Cash Awards and/or cash amounts under the Plan.
“Board” means the Board of Directors of the Company.
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“Board Change” means, during any period of two consecutive years, individuals who at the beginning of such period constituted the entire Board cease for any reason to constitute a majority thereof unless the election, or the nomination for election, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.
“Cash Award” means an Award made pursuant to Section 9.1 of the Plan.
“Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute or statutes thereto. Reference to any specific Code section shall include any successor section.
“Committee” means the committee of the Board appointed pursuant to Section 3.1 to administer the Plan.
“Common Stock” means each or any (as the context may require) series of the Company’s common stock.
“Company” means Qurate Retail, Inc., a Delaware corporation.
“Control Purchase” means any transaction (or series of related transactions) in which any person (as such term is defined in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), corporation or other entity (other than the Company, any Subsidiary of the Company or any employee benefit plan sponsored by the Company or any Subsidiary of the Company or any Exempt Person (as defined below)) shall become the “beneficial owner” (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the then outstanding securities of the Company ordinarily (and apart from the rights accruing under special circumstances) having the right to vote in the election of directors (calculated as provided in Rule 13d-3(d) under the Exchange Act in the case of rights to acquire the Company’s securities), other than in a transaction (or series of related transactions) approved by the Board. For purposes of this definition, “Exempt Person” means each of  (a) the Chairman of the Board, the President and each of the directors of the Company as of the Effective Date, and (b) the respective family members, estates and heirs of each of the Persons referred to in clause (a) above and any trust or other investment vehicle for the primary benefit of any of such Persons or their respective family members or heirs. As used with respect to any Person, the term “family member” means the spouse, siblings and lineal descendants of such Person.
“Disability” means the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.
“Dividend Equivalents” means, with respect to Restricted Stock Units, to the extent specified by the Committee only, an amount equal to all dividends and other distributions (or the economic equivalent thereof) which are payable to stockholders of record during the Restriction Period on a like number and kind of shares of Common Stock. Notwithstanding any provision of the Plan to the contrary, Dividend Equivalents with respect to a Performance Award may only be paid to the extent the Performance Award is actually paid to the Holder.
“Domestic Relations Order” means a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.
“Equity Security” shall have the meaning ascribed to such term in Section 3(a)(11) of the Exchange Act, and an equity security of an issuer shall have the meaning ascribed thereto in Rule 16a-1 promulgated under the Exchange Act, or any successor Rule.
“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute or statutes thereto. Reference to any specific Exchange Act section shall include any successor section.
“Fair Market Value” of a share of any series of Common Stock on any day means (i) for Option and SAR exercise transactions effected on any third-party incentive award administration system provided by the Company, the current high bid price of a share of any series of Common Stock as reported on the consolidated transaction reporting system on the principal national securities exchange on which shares of such series of Common Stock are listed on such day or if such shares are not then listed on a national securities exchange, then as quoted by OTC Markets Group Inc., (ii) for the purpose of determining the tax withholding due upon the vesting or settlement of Restricted Shares or Restricted Stock Units and the related purpose of valuing shares withheld from such Awards to satisfy tax withholding obligations, the closing price for a share of such series of Common Stock on the trading day next preceding the day that such Award vests as reported on the consolidated transaction reporting system for the principal national securities exchange on which shares of such series of Common Stock are listed on such day or if such shares are not then listed on a national securities exchange, then as quoted by OTC Markets Group Inc., or (iii) for all other purposes under the Plan, the closing price of a
QURATE RETAIL, INC.  2020 PROXY STATEMENT | A-2

share of such series of Common Stock on such day (or if such day is not a trading day, on the next preceding trading day) all as reported on the consolidated transaction reporting system for the principal national securities exchange on which shares of such series of Common Stock are listed on such day or if such shares are not then listed on a national securities exchange, then as quoted by OTC Markets Group Inc. If for any day the Fair Market Value of a share of the applicable series of Common Stock is not determinable by any of the foregoing means, or if there is insufficient trading volume in the applicable series of Common Stock on such trading day, then the Fair Market Value for such day shall be determined in good faith by the Committee on the basis of such quotations and other considerations as the Committee deems appropriate.
“Free Standing SAR” has the meaning ascribed thereto in Section 7.1.
“Holder” means a Person who has received an Award under the Plan.
“Nonemployee Director” means an individual who is a member of the Board and who is neither an officer nor an employee of the Company or any Subsidiary.
“Option” means a stock option granted under Article VI.
“Performance Award” means an Award which may be earned in whole or in part upon attainment of performance measures as the Committee may determine and which will be settled for cash, shares or other securities or a combination of the foregoing under Article IX.
“Person” means an individual, corporation, limited liability company, partnership, trust, incorporated or unincorporated association, joint venture or other entity of any kind.
“Prior Plan” means the Qurate Retail Inc. 2016 Omnibus Incentive Plan, as amended.
“Restricted Shares” means shares of any series of Common Stock awarded pursuant to Section 8.1.
“Restricted Stock Unit” means a unit evidencing the right to receive in specified circumstances one share of the specified series of Common Stock or, in the discretion of the Company, the equivalent value in cash, which right may be subject to a Restriction Period or forfeiture provisions.
“Restriction Period” means a period of time beginning on the date of each Award of Restricted Shares or Restricted Stock Units and ending on the Vesting Date with respect to such Award.
“Retained Distribution” has the meaning ascribed thereto in Section 8.3.
“SARs” means stock appreciation rights, awarded pursuant to Article VII, with respect to shares of any specified series of Common Stock.
“Section 409A” has the meaning ascribed thereto in Section 10.17.
“Subsidiary” of a Person means any present or future subsidiary (as defined in Section 424(f) of the Code) of such Person or any business entity in which such Person owns, directly or indirectly, 50% or more of the voting, capital or profits interests. An entity shall be deemed a subsidiary of a Person for purposes of this definition only for such periods as the requisite ownership or control relationship is maintained.
“Tandem SARs” has the meaning ascribed thereto in Section 7.1.
“Vesting Date” with respect to any Restricted Shares or Restricted Stock Units awarded hereunder, means the date on which such Restricted Shares or Restricted Stock Units cease to be subject to a risk of forfeiture, as designated in or determined in accordance with the Agreement with respect to such Award of Restricted Shares or Restricted Stock Units pursuant to Article VIII. If more than one Vesting Date is designated for an Award of Restricted Shares or Restricted Stock Units, reference in the Plan to a Vesting Date in respect of such Award shall be deemed to refer to each part of such Award and the Vesting Date for such part. The Vesting Date for a particular Award will be established by the Committee and, for the avoidance of doubt, may be contemporaneous with the date of grant.
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ARTICLE III
ADMINISTRATION
3.1 Committee. The Plan shall be administered by the Compensation Committee of the Board unless a different committee is appointed by the Board. The Committee shall be comprised of not less than two Persons. The Board may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed, may fill vacancies in the Committee and may remove members of the Committee. The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it shall deem advisable. A majority of its members shall constitute a quorum and all determinations shall be made by a majority of such quorum. Any determination reduced to writing and signed by all of the members shall be as fully effective as if it had been made by a majority vote at a meeting duly called and held.
3.2 Powers. The Committee shall have full power and authority to grant to eligible Persons Options under Article VI of the Plan, SARs under Article VII of the Plan, Restricted Shares under Article VIII of the Plan, Restricted Stock Units under Article VIII of the Plan, Cash Awards under Article IX of the Plan and/or Performance Awards under Article IX of the Plan, to determine the terms and conditions (which need not be identical) of all Awards so granted, to interpret the provisions of the Plan and any Agreements relating to Awards granted under the Plan and to supervise the administration of the Plan. The Committee in making an Award may provide for the granting or issuance of additional, replacement or alternative Awards upon the occurrence of specified events, including the exercise of the original Award. The Committee shall have sole authority in the selection of Persons to whom Awards may be granted under the Plan and in the determination of the timing, pricing and amount of any such Award, subject only to the express provisions of the Plan. In making determinations hereunder, the Committee may take into account the nature of the services rendered by the respective employees, officers, independent contractors and Nonemployee Directors, their present and potential contributions to the success of the Company and its Subsidiaries, and such other factors as the Committee in its discretion deems relevant.
3.3 Interpretation. The Committee is authorized, subject to the provisions of the Plan, to establish, amend and rescind such rules and regulations as it deems necessary or advisable for the proper administration of the Plan and to take such other action in connection with or in relation to the Plan as it deems necessary or advisable. Each action and determination made or taken pursuant to the Plan by the Committee, including any interpretation or construction of the Plan, shall be final and conclusive for all purposes and upon all Persons. No member of the Committee shall be liable for any action or determination made or taken by such member or the Committee in good faith with respect to the Plan.
3.4 Awards to Nonemployee Directors. The Board shall have the same powers as the Committee with respect to awards to Nonemployee Directors and may exercise such powers in lieu of action by the Committee.
ARTICLE IV
SHARES SUBJECT TO THE PLAN
4.1 Number of Shares. Subject to the provisions of this Article IV, the maximum number of shares of Common Stock with respect to which Awards may be granted during the term of the Plan shall be 30,000,000 shares, plus the shares remaining available for awards under the Prior Plan as of the Effective Date. Shares of Common Stock will be made available from the authorized but unissued shares of the Company or from shares reacquired by the Company, including shares purchased in the open market. The shares of Common Stock subject to (i) any Award granted under the Plan or the Prior Plan that shall expire, terminate or be cancelled or annulled for any reason without having been exercised (or considered to have been exercised as provided in Section 7.2), (ii) any Award of any SARs granted under the Plan or the Prior Plan the terms of which provide for settlement in cash, and (iii) any Award of Restricted Shares or Restricted Stock Units under the Plan or the Prior Plan that shall be forfeited prior to becoming vested (provided that the Holder received no benefits of ownership of such Restricted Shares or Restricted Stock Units other than voting rights and the accumulation of Retained Distributions and unpaid Dividend Equivalents that are likewise forfeited) shall again be available for purposes of the Plan. Notwithstanding the foregoing, the following shares of Common Stock may not again be made available for issuance as Awards under the Plan: (a) shares of Common Stock not issued or delivered as a result of the net settlement of an outstanding Option or SAR, (b) shares of Common Stock used to pay the purchase price or withholding taxes related to an outstanding Award, or (c) shares of Common Stock repurchased on the open market with the proceeds of an Option purchase price. No Nonemployee Director may be granted during any calendar year Awards having a value determined on the date of grant in excess of  $1 million.
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4.2 Adjustments.
(a)
If the Company subdivides its outstanding shares of any series of Common Stock into a greater number of shares of such series of Common Stock (by stock dividend, stock split, reclassification, or otherwise) or combines its outstanding shares of any series of Common Stock into a smaller number of shares of such series of Common Stock (by reverse stock split, reclassification, or otherwise) or if the Committee determines that any stock dividend, extraordinary cash dividend, reclassification, recapitalization, reorganization, stock redemption, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase such series of Common Stock or other similar corporate event (including mergers or consolidations other than those which constitute Approved Transactions, adjustments with respect to which shall be governed by Section 10.1(b)) affects any series of Common Stock so that an adjustment is required to preserve the benefits or potential benefits intended to be made available under the Plan, then the Committee, in such manner as the Committee, in its sole discretion, deems equitable and appropriate, shall make such adjustments to any or all of  (i) the number and kind of shares of stock which thereafter may be awarded, optioned or otherwise made subject to the benefits contemplated by the Plan, (ii) the number and kind of shares of stock subject to outstanding Awards, and (iii) the purchase or exercise price and the relevant appreciation base with respect to any of the foregoing, provided, however, that the number of shares subject to any Award shall always be a whole number. The Committee may, if deemed appropriate, provide for a cash payment to any Holder of an Award in connection with any adjustment made pursuant to this Section 4.2.

(b)
Notwithstanding any provision of the Plan to the contrary, in the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Committee shall be authorized, in its discretion, (i) to provide, prior to the transaction, for the acceleration of the vesting and exercisability of, or lapse of restrictions with respect to, the Award and, if the transaction is a cash merger, provide for the termination of any portion of the Award that remains unexercised at the time of such transaction, or (ii) to cancel any such Awards and to deliver to the Holders cash in an amount that the Committee shall determine in its sole discretion is equal to the fair market value of such Awards on the date of such event, which in the case of Options or SARs shall be the excess of the Fair Market Value (as determined in sub-section (ii) of the definition of such term) of Common Stock on such date over the purchase price of the Options or the base price of the SARs, as applicable. For the avoidance of doubt, if the purchase price of the Options or base price of the SARs, as applicable, is greater than such Fair Market Value, the Options or SARs may be canceled for no consideration pursuant to this section.

(c)
No adjustment or substitution pursuant to this Section 4.2 shall be made in a manner that results in noncompliance with the requirements of Section 409A, to the extent applicable.

ARTICLE V
ELIGIBILITY
5.1 General. The Persons who shall be eligible to participate in the Plan and to receive Awards under the Plan shall be such Persons who are employees (including officers) of, or Nonemployee Directors or independent contractors providing services to, the Company or its Subsidiaries as the Committee shall select. Awards may be made to employees, Nonemployee Directors or independent contractors who hold or have held Awards under the Plan or any similar or other awards under any other plan of the Company or any of its Affiliates.
ARTICLE VI
STOCK OPTIONS
6.1 Grant of Options. Subject to the limitations of the Plan, the Committee shall designate from time to time those eligible Persons to be granted Options, the time when each Option shall be granted to such eligible Persons, the series and number of shares of Common Stock subject to such Option, and, subject to Section 6.2, the purchase price of the shares of Common Stock subject to such Option.
6.2 Option Price. The price at which shares may be purchased upon exercise of an Option shall be fixed by the Committee and may be no less than the Fair Market Value of the shares of the applicable series of Common Stock subject to the Option as of the date the Option is granted.
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6.3 Term of Options. Subject to the provisions of the Plan with respect to death, retirement and termination of employment or service, the term of each Option shall be for such period as the Committee shall determine as set forth in the applicable Agreement; provided that such term may not exceed ten years. However, if the term of an Option expires when trading in the Common Stock is prohibited by law or the Company’s insider trading policy, then the term of such Option shall expire on the 30th day after the expiration of such prohibition.
6.4 Exercise of Options. An Option granted under the Plan shall become (and remain) exercisable during the term of the Option to the extent provided in the applicable Agreement and the Plan and, unless the Agreement otherwise provides, may be exercised to the extent exercisable, in whole or in part, at any time and from time to time during such term; provided, however, that subsequent to the grant of an Option, the Committee, at any time before complete termination of such Option, may accelerate the time or times at which such Option may be exercised in whole or in part (without reducing the term of such Option).
6.5 Manner of Exercise.
(a)
Form of Payment. An Option shall be exercised by written notice to the Company upon such terms and conditions as the Agreement may provide and in accordance with such other procedures for the exercise of Options as the Committee may establish from time to time. The method or methods of payment of the purchase price for the shares to be purchased upon exercise of an Option and of any amounts required by Section 10.9 shall be determined by the Committee and may consist of  (i) cash, (ii) check, (iii) promissory note (subject to applicable law), (iv) whole shares of any series of Common Stock, (v) the withholding of shares of the applicable series of Common Stock issuable upon such exercise of the Option, (vi) the delivery, together with a properly executed exercise notice, of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the purchase price, or (vii) any combination of the foregoing methods of payment, or such other consideration and method of payment as may be permitted for the issuance of shares under the Delaware General Corporation Law. The permitted method or methods of payment of the amounts payable upon exercise of an Option, if other than in cash, shall be set forth in the applicable Agreement and may be subject to such conditions as the Committee deems appropriate.

(b)
Value of Shares. Unless otherwise determined by the Committee and provided in the applicable Agreement, shares of any series of Common Stock delivered in payment of all or any part of the amounts payable in connection with the exercise of an Option, and shares of any series of Common Stock withheld for such payment, shall be valued for such purpose at their Fair Market Value as of the exercise date.

(c)
Issuance of Shares. The Company shall effect the transfer of the shares of Common Stock purchased under the Option as soon as practicable after the exercise thereof and payment in full of the purchase price therefor and of any amounts required by Section 10.9, and within a reasonable time thereafter, such transfer shall be evidenced on the books of the Company. Unless otherwise determined by the Committee and provided in the applicable Agreement, (i) no Holder or other Person exercising an Option shall have any of the rights of a stockholder of the Company with respect to shares of Common Stock subject to an Option granted under the Plan until due exercise and full payment has been made, and (ii) no adjustment shall be made for cash dividends or other rights for which the record date is prior to the date of such due exercise and full payment.

ARTICLE VII
SARS
7.1 Grant of SARs. Subject to the limitations of the Plan, SARs may be granted by the Committee to such eligible Persons in such numbers, with respect to any specified series of Common Stock, and at such times during the term of the Plan as the Committee shall determine. A SAR may be granted to a Holder of an Option (hereinafter called a “related Option”) with respect to all or a portion of the shares of Common Stock subject to the related Option (a “Tandem SAR”) or may be granted separately to an eligible Person (a “Free Standing SAR”). Subject to the limitations of the Plan, SARs shall be exercisable in whole or in part upon notice to the Company upon such terms and conditions as are provided in the Agreement.
7.2 Tandem SARs. A Tandem SAR may be granted either concurrently with the grant of the related Option or at any time thereafter prior to the complete exercise, termination, expiration or cancellation of such related Option. Tandem SARs shall be exercisable only at the time and to the extent that the related Option is exercisable (and may be subject to such additional limitations on exercisability as the Agreement may provide) and in no event after the
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complete termination or full exercise of the related Option. Upon the exercise or termination of the related Option, the Tandem SARs with respect thereto shall be canceled automatically to the extent of the number of shares of Common Stock with respect to which the related Option was so exercised or terminated. Subject to the limitations of the Plan, upon the exercise of a Tandem SAR and unless otherwise determined by the Committee and provided in the applicable Agreement, (i) the Holder thereof shall be entitled to receive from the Company, for each share of the applicable series of Common Stock with respect to which the Tandem SAR is being exercised, consideration (in the form determined as provided in Section 7.4) equal in value to the excess of the Fair Market Value of a share of the applicable series of Common Stock with respect to which the Tandem SAR was granted on the date of exercise over the related Option purchase price per share, and (ii) the related Option with respect thereto shall be canceled automatically to the extent of the number of shares of Common Stock with respect to which the Tandem SAR was so exercised.
7.3 Free Standing SARs. Free Standing SARs shall be exercisable at the time, to the extent and upon the terms and conditions set forth in the applicable Agreement. The base price of a Free Standing SAR may be no less than the Fair Market Value of the applicable series of Common Stock with respect to which the Free Standing SAR was granted as of the date the Free Standing SAR is granted. Subject to the limitations of the Plan, upon the exercise of a Free Standing SAR and unless otherwise determined by the Committee and provided in the applicable Agreement, the Holder thereof shall be entitled to receive from the Company, for each share of the applicable series of Common Stock with respect to which the Free Standing SAR is being exercised, consideration (in the form determined as provided in Section 7.4) equal in value to the excess of the Fair Market Value of a share of the applicable series of Common Stock with respect to which the Free Standing SAR was granted on the date of exercise over the base price per share of such Free Standing SAR. The term of a Free Standing SAR may not exceed ten years. However, if the term of a Free Standing SAR expires when trading in the Common Stock is prohibited by law or the Company’s insider trading policy, then the term of such Free Standing SAR shall expire on the 30th day after the expiration of such prohibition.
7.4 Consideration. The consideration to be received upon the exercise of a SAR by the Holder shall be paid in cash, shares of the applicable series of Common Stock with respect to which the SAR was granted (valued at Fair Market Value on the date of exercise of such SAR), a combination of cash and such shares of the applicable series of Common Stock or such other consideration, in each case, as provided in the Agreement. No fractional shares of Common Stock shall be issuable upon exercise of a SAR, and unless otherwise provided in the applicable Agreement, the Holder will receive cash in lieu of fractional shares. Unless the Committee shall otherwise determine, to the extent a Free Standing SAR is exercisable, it will be exercised automatically for cash on its expiration date.
7.5 Limitations. The applicable Agreement may provide for a limit on the amount payable to a Holder upon exercise of SARs at any time or in the aggregate, for a limit on the number of SARs that may be exercised by the Holder in whole or in part for cash during any specified period, for a limit on the time periods during which a Holder may exercise SARs, and for such other limits on the rights of the Holder and such other terms and conditions of the SAR, including a condition that the SAR may be exercised only in accordance with rules and regulations adopted from time to time, as the Committee may determine. Unless otherwise so provided in the applicable Agreement, any such limit relating to a Tandem SAR shall not restrict the exercisability of the related Option. Such rules and regulations may govern the right to exercise SARs granted prior to the adoption or amendment of such rules and regulations as well as SARs granted thereafter.
7.6 Exercise. For purposes of this Article VII, the date of exercise of a SAR shall mean the date on which the Company shall have received notice from the Holder of the SAR of the exercise of such SAR (unless otherwise determined by the Committee and provided in the applicable Agreement).
ARTICLE VIII
RESTRICTED SHARES AND RESTRICTED STOCK UNITS
8.1 Grant of Restricted Shares. Subject to the limitations of the Plan, the Committee shall designate those eligible Persons to be granted Awards of Restricted Shares, shall determine the time when each such Award shall be granted, and shall designate (or set forth the basis for determining) the Vesting Date or Vesting Dates for each Award of Restricted Shares, and may prescribe other restrictions, terms and conditions applicable to the vesting of such Restricted Shares in addition to those provided in the Plan. The Committee shall determine the price, if any, to be paid by the Holder for the Restricted Shares; provided, however, that the issuance of Restricted Shares shall be made
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for at least the minimum consideration necessary to permit such Restricted Shares to be deemed fully paid and nonassessable. All determinations made by the Committee pursuant to this Section 8.1 shall be specified in the Agreement.
8.2 Issuance of Restricted Shares. An Award of Restricted Shares shall be registered in a book entry account (the “Account”) in the name of the Holder to whom such Restricted Shares shall have been awarded. During the Restriction Period, the Account, any statement of ownership representing the Restricted Shares that may be issued during the Restriction Period and any securities constituting Retained Distributions shall bear a restrictive legend to the effect that ownership of the Restricted Shares (and such Retained Distributions), and the enjoyment of all rights appurtenant thereto, are subject to the restrictions, terms and conditions provided in the Plan and the applicable Agreement.
8.3 Restrictions with Respect to Restricted Shares. During the Restriction Period, Restricted Shares shall constitute issued and outstanding shares of the applicable series of Common Stock for all corporate purposes. The Holder will have the right to vote such Restricted Shares, to receive and retain such dividends and distributions, as the Committee may designate, paid or distributed on such Restricted Shares, and to exercise all other rights, powers and privileges of a Holder of shares of the applicable series of Common Stock with respect to such Restricted Shares; except, that, unless otherwise determined by the Committee and provided in the applicable Agreement, (i) the Holder will not be entitled to delivery of the Restricted Shares until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled or waived; (ii) the Company or its designee will retain custody of the Restricted Shares during the Restriction Period as provided in Section 8.2; (iii) other than such dividends and distributions as the Committee may designate, the Company or its designee will retain custody of all distributions (“Retained Distributions”) made or declared with respect to the Restricted Shares (and such Retained Distributions will be subject to the same restrictions, terms and vesting, and other conditions as are applicable to the Restricted Shares) until such time, if ever, as the Restricted Shares with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested, and such Retained Distributions shall not bear interest or be segregated in a separate account; (iv) the Holder may not sell, assign, transfer, pledge, exchange, encumber or dispose of the Restricted Shares or any Retained Distributions or such Holder’s interest in any of them during the Restriction Period; and (v) a breach of any restrictions, terms or conditions provided in the Plan or established by the Committee with respect to any Restricted Shares or Retained Distributions will cause a forfeiture of such Restricted Shares and any Retained Distributions with respect thereto.
8.4 Grant of Restricted Stock Units. Subject to the limitations of the Plan, the Committee shall designate those eligible Persons to be granted Awards of Restricted Stock Units, the value of which is based, in whole or in part, on the Fair Market Value of the shares of any specified series of Common Stock. Subject to the provisions of the Plan, including any rules established pursuant to Section 8.5, Awards of Restricted Stock Units shall be subject to such terms, restrictions, conditions, vesting requirements and payment rules as the Committee may determine in its discretion, which need not be identical for each Award. Such Awards may provide for the payment of cash consideration by the Person to whom such Award is granted or provide that the Award, and any shares of Common Stock to be issued in connection therewith, if applicable, shall be delivered without the payment of cash consideration; provided, however, that the issuance of any shares of Common Stock in connection with an Award of Restricted Stock Units shall be for at least the minimum consideration necessary to permit such shares to be deemed fully paid and nonassessable. The determinations made by the Committee pursuant to this Section 8.4 shall be specified in the applicable Agreement.
8.5 Restrictions with Respect to Restricted Stock Units. Any Award of Restricted Stock Units, including any shares of Common Stock which are part of an Award of Restricted Stock Units, may not be assigned, sold, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued or, if later, the date provided by the Committee at the time of the Award. A breach of any restrictions, terms or conditions provided in the Plan or established by the Committee with respect to any Award of Restricted Stock Units will cause a forfeiture of such Restricted Stock Units and any Dividend Equivalents with respect thereto.
8.6 Issuance of Restricted Stock Units. Restricted Stock Units shall be issued at the beginning of the Restriction Period, shall not constitute issued and outstanding shares of the applicable series of Common Stock, and the Holder shall not have any of the rights of a stockholder with respect to the shares of Common Stock covered by such an Award of Restricted Stock Units, in each case until such shares shall have been issued to the Holder at the end of the Restriction Period. If and to the extent that shares of Common Stock are to be issued at the end of the Restriction Period, the Holder shall be entitled to receive Dividend Equivalents with respect to the shares of Common Stock covered thereby either (i) during the Restriction Period or (ii) in accordance with the rules applicable to Retained Distributions, as the Committee may specify in the Agreement.
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8.7 Cash Payments. In connection with any Award of Restricted Shares or Restricted Stock Units, an Agreement may provide for the payment of a cash amount to the Holder of such Awards at any time after such Awards shall have become vested. Such cash amounts shall be payable in accordance with such additional restrictions, terms and conditions as shall be prescribed by the Committee in the Agreement and shall be in addition to any other salary, incentive, bonus or other compensation payments which such Holder shall be otherwise entitled or eligible to receive from the Company.
8.8 Completion of Restriction Period. On the Vesting Date with respect to each Award of Restricted Shares or Restricted Stock Units and the satisfaction of any other applicable restrictions, terms, and conditions, (i) all or the applicable portion of such Restricted Shares or Restricted Stock Units shall become vested, (ii) any Retained Distributions with respect to such Restricted Shares and any unpaid Dividend Equivalents with respect to such Restricted Stock Units shall become vested to the extent that the Awards related thereto shall have become vested, and (iii) any cash amount to be received by the Holder with respect to such Restricted Shares or Restricted Stock Units shall become payable, all in accordance with the terms of the applicable Agreement. Any such Restricted Shares, Restricted Stock Units, Retained Distributions, and any unpaid Dividend Equivalents that shall not become vested shall be forfeited to the Company, and the Holder shall not thereafter have any rights (including dividend and voting rights) with respect to such Restricted Shares, Restricted Stock Units, Retained Distributions, and any unpaid Dividend Equivalents that shall have been so forfeited. The Committee may, in its discretion, provide that the delivery of any Restricted Shares, Restricted Stock Units, Retained Distributions, and unpaid Dividend Equivalents that shall have become vested, and payment of any related cash amounts that shall have become payable under this Article VIII, shall be deferred until such date or dates as the recipient may elect. Any election of a recipient pursuant to the preceding sentence shall be filed in writing with the Committee in accordance with such rules and regulations, including any deadline for the making of such an election, as the Committee may provide, and shall be made in compliance with Section 409A.
ARTICLE IX
CASH AWARDS AND PERFORMANCE AWARDS
9.1 Cash Awards. In addition to granting Options, SARs, Restricted Shares and Restricted Stock Units, the Committee shall, subject to the limitations of the Plan, have authority to grant to eligible Persons Cash Awards. Each Cash Award shall be subject to such terms and conditions, restrictions and contingencies, if any, as the Committee shall determine. The determinations made by the Committee pursuant to this Section 9.1 shall be specified in the applicable Agreement.
9.2 Designation as a Performance Award. The Committee shall have the right to designate any Award of Options, SARs, Restricted Shares, Restricted Stock Units or Cash Awards as a Performance Award.
9.3 Performance Measures. The Committee may establish performance measures for purposes of grants of Performance Awards. Subject to the terms of this Plan, each of these measures shall be defined by the Committee on a consolidated, group or division basis, on an absolute or relative basis or in comparison to one or more peer group companies or indices. The amount of cash or shares payable or vested pursuant to Performance Awards may be adjusted upward or downward, either on a formula or discretionary basis or any combination, as the Committee determines. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any Performance Awards made pursuant to the Plan shall be determined by the Committee.
ARTICLE X
GENERAL PROVISIONS
10.1 Acceleration of Awards.
(a)
Death or Disability. If a Holder’s employment or service shall terminate by reason of death or Disability, notwithstanding any contrary waiting period, installment period, vesting schedule or Restriction Period in any Agreement or in the Plan, unless the applicable Agreement provides otherwise: (i) in the case of an Option or SAR, each outstanding Option or SAR granted under the Plan shall immediately become exercisable in full in respect of the aggregate number of shares covered thereby; (ii) in the case of Restricted Shares, the Restriction Period applicable to each such Award of Restricted Shares shall be deemed to have expired and all such Restricted Shares and any related Retained Distributions shall become vested and any related cash amounts payable pursuant to the applicable Agreement shall be adjusted in such

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manner as may be provided in the Agreement; and (iii) in the case of Restricted Stock Units, the Restriction Period applicable to each such Award of Restricted Stock Units shall be deemed to have expired and all such Restricted Stock Units and any unpaid Dividend Equivalents shall become vested and any related cash amounts payable pursuant to the applicable Agreement shall be adjusted in such manner as may be provided in the Agreement.
(b)
Approved Transactions; Board Change; Control Purchase. In the event of any Approved Transaction, Board Change or Control Purchase, notwithstanding any contrary waiting period, installment period, vesting schedule or Restriction Period in any Agreement or in the Plan, unless the applicable Agreement provides otherwise: (i) in the case of an Option or SAR, each such outstanding Option or SAR granted under the Plan shall become exercisable in full in respect of the aggregate number of shares covered thereby; (ii) in the case of Restricted Shares, the Restriction Period applicable to each such Award of Restricted Shares shall be deemed to have expired and all such Restricted Shares and any related Retained Distributions shall become vested and any related cash amounts payable pursuant to the applicable Agreement shall be adjusted in such manner as may be provided in the Agreement; and (iii) in the case of Restricted Stock Units, the Restriction Period applicable to each such Award of Restricted Stock Units shall be deemed to have expired and all such Restricted Stock Units and any unpaid Dividend Equivalents shall become vested and any related cash amounts payable pursuant to the applicable Agreement shall be adjusted in such manner as may be provided in the Agreement, in each case effective upon the Board Change or Control Purchase or immediately prior to the Approved Transaction. The effect, if any, on a Cash Award of an Approved Transaction, Board Change or Control Purchase shall be prescribed in the applicable Agreement. Notwithstanding the foregoing, unless otherwise provided in the applicable Agreement, the Committee may, in its discretion, determine that any or all outstanding Awards of any or all types granted pursuant to the Plan will not vest or become exercisable on an accelerated basis in connection with an Approved Transaction if effective provision has been made for the taking of such action which, in the opinion of the Committee, is equitable and appropriate to substitute a new Award for such Award or to assume such Award and to make such new or assumed Award, as nearly as may be practicable, equivalent to the old Award (before giving effect to any acceleration of the vesting or exercisability thereof), taking into account, to the extent applicable, the kind and amount of securities, cash or other assets into or for which the applicable series of Common Stock may be changed, converted or exchanged in connection with the Approved Transaction.

10.2 Termination of Employment or Service.
(a)
General. If a Holder’s employment or service shall terminate prior to an Option or SAR becoming exercisable or being exercised (or deemed exercised, as provided in Section 7.2) in full, or during the Restriction Period with respect to any Restricted Shares or any Restricted Stock Units, then such Option or SAR shall thereafter become or be exercisable, and the Holder’s rights to any unvested Restricted Shares, Retained Distributions and related cash amounts and any unvested Restricted Stock Units, unpaid Dividend Equivalents and related cash amounts shall thereafter vest, in each case solely to the extent provided in the applicable Agreement; provided, however, that, unless otherwise determined by the Committee and provided in the applicable Agreement, (i) no Option or SAR may be exercised after the scheduled expiration date thereof; (ii) if the Holder’s employment or service terminates by reason of death or Disability, the Option or SAR shall remain exercisable for a period of at least one year following such termination (but not later than the scheduled expiration of such Option or SAR); and (iii) any termination of the Holder’s employment or service for cause will be treated in accordance with the provisions of Section 10.2(b). The effect on a Cash Award of the termination of a Holder’s employment or service for any reason, other than for cause, shall be prescribed in the applicable Agreement. For the avoidance of doubt, in the discretion of the Committee, an Award may provide that a Holder’s service shall be deemed to have continued for purposes of the Award while a Holder provides services to the Company, any Subsidiary, or any former affiliate of the Company or any Subsidiary.

(b)
Termination for Cause. If a Holder’s employment or service with the Company or a Subsidiary of the Company shall be terminated by the Company or such Subsidiary for “cause” during the Restriction Period with respect to any Restricted Shares or Restricted Stock Units or prior to any Option or SAR becoming exercisable or being exercised in full or prior to the payment in full of any Cash Award (for these purposes, “cause” shall have the meaning ascribed thereto in any employment or consulting agreement to which such Holder is a party or, in the absence thereof, shall include insubordination, dishonesty, incompetence, moral turpitude, other misconduct of any kind and the refusal to perform such Holder’s duties and responsibilities for any reason other than illness or incapacity; provided, however, that if such termination

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occurs within 12 months after an Approved Transaction or Control Purchase or Board Change, termination for “cause” shall mean only a felony conviction for fraud, misappropriation, or embezzlement), then, unless otherwise determined by the Committee and provided in the applicable Agreement, (i) all Options and SARs and all unpaid Cash Awards held by such Holder shall immediately terminate, and (ii) such Holder’s rights to all Restricted Shares, Restricted Stock Units, Retained Distributions, any unpaid Dividend Equivalents and any related cash amounts shall be forfeited immediately.
(c)
Miscellaneous. The Committee may determine whether any given leave of absence constitutes a termination of employment or service; provided, however, that for purposes of the Plan, (i) a leave of absence, duly authorized in writing by the Company for military service or sickness, or for any other purpose approved by the Company if the period of such leave does not exceed 90 days, and (ii) a leave of absence in excess of 90 days, duly authorized in writing by the Company provided the employee’s right to reemployment is guaranteed either by statute or contract, shall not be deemed a termination of employment. Unless otherwise determined by the Committee and provided in the applicable Agreement, Awards made under the Plan shall not be affected by any change of employment or service so long as the Holder continues to be a Nonemployee Director or an employee or independent contractor of the Company or its Subsidiaries.

10.3 Right of Company to Terminate Employment or Service. Nothing contained in the Plan or in any Award, and no action of the Company or the Committee with respect thereto, shall confer or be construed to confer on any Holder any right to continue in the employ or service of the Company or any of its Subsidiaries or interfere in any way with the right of the Company or any Subsidiary of the Company to terminate the employment or service of the Holder at any time, with or without cause, subject, however, to the provisions of any employment or consulting agreement between the Holder and the Company or any Subsidiary of the Company, or in the case of a director, to the charter and bylaws, as the same may be in effect from time to time.
10.4 Nonalienation of Benefits. Except as set forth herein, no right or benefit under the Plan shall be subject to anticipation, alienation, sale, assignment, hypothecation, pledge, exchange, transfer, garnishment, encumbrance or charge, and any attempt to anticipate, alienate, sell, assign, hypothecate, pledge, exchange, transfer, garnish, encumber or charge the same shall be void. No right or benefit hereunder shall in any manner be liable for or subject to the debts, contracts, liabilities or torts of the Person entitled to such benefits.
10.5 Written Agreement. Each Award under the Plan shall be evidenced by a written agreement, in such form as the Committee shall approve from time to time in its discretion, specifying the terms and provisions of such Award which may not be inconsistent with the provisions of the Plan; provided, however, that if more than one type of Award is made to the same Holder, such Awards may be evidenced by a single Agreement with such Holder. Each grantee of an Option, SAR, Restricted Shares, Restricted Stock Units or Performance Award (including a Cash Award) shall be notified promptly of such grant, and a written Agreement shall be promptly delivered by the Company. Any such written Agreement may contain (but shall not be required to contain) such provisions as the Committee deems appropriate to insure that the penalty provisions of Section 4999 of the Code will not apply to any stock or cash received by the Holder from the Company. Any such Agreement may be supplemented or amended from time to time as approved by the Committee as contemplated by Section 10.7(b).
10.6 Nontransferability. Unless otherwise determined by the Committee and expressly provided for in an Agreement, Awards are not transferable (either voluntarily or involuntarily), before or after a Holder’s death, except as follows: (a) during the Holder’s lifetime, pursuant to a Domestic Relations Order, issued by a court of competent jurisdiction, that is not contrary to the terms and conditions of the Plan or any applicable Agreement, and in a form acceptable to the Committee; or (b) after the Holder’s death, by will or pursuant to the applicable laws of descent and distribution, as may be the case. Any person to whom Awards are transferred in accordance with the provisions of the preceding sentence shall take such Awards subject to all of the terms and conditions of the Plan and any applicable Agreement.
10.7 Termination and Amendment.
(a)
General. Unless the Plan shall theretofore have been terminated as hereinafter provided, no Awards may be made under the Plan on or after the fifth anniversary of the Effective Date. The Plan may be terminated at any time prior to such date and may, from time to time, be suspended or discontinued or modified or amended if such action is deemed advisable by the Committee.

(b)
Modification. No termination, modification or amendment of the Plan may, without the consent of the Person to whom any Award shall theretofore have been granted, adversely affect the rights of such Person with respect to such Award. No modification, extension, renewal or other change in any Award granted

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under the Plan shall be made after the grant of such Award, unless the same is consistent with the provisions of the Plan. With the consent of the Holder and subject to the terms and conditions of the Plan (including Section 10.7(a)), the Committee may amend outstanding Agreements with any Holder, including any amendment which would (i) accelerate the time or times at which the Award may be exercised and/or (ii) extend the scheduled expiration date of the Award. Without limiting the generality of the foregoing, the Committee may, but solely with the Holder’s consent unless otherwise provided in the Agreement, agree to cancel any Award under the Plan and grant a new Award in substitution therefor, provided that the Award so substituted shall satisfy all of the requirements of the Plan as of the date such new Award is made. Nothing contained in the foregoing provisions of this Section 10.7(b) shall be construed to prevent the Committee from providing in any Agreement that the rights of the Holder with respect to the Award evidenced thereby shall be subject to such rules and regulations as the Committee may, subject to the express provisions of the Plan, adopt from time to time or impair the enforceability of any such provision.
10.8 Government and Other Regulations. The obligation of the Company with respect to Awards shall be subject to all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including the effectiveness of any registration statement required under the Securities Act of 1933, and the rules and regulations of any securities exchange or association on which the Common Stock may be listed or quoted. For so long as any series of Common Stock are registered under the Exchange Act, the Company shall use its reasonable efforts to comply with any legal requirements (i) to maintain a registration statement in effect under the Securities Act of 1933 with respect to all shares of the applicable series of Common Stock that may be issuable, from time to time, to Holders under the Plan and (ii) to file in a timely manner all reports required to be filed by it under the Exchange Act.
10.9 Withholding. The Company’s obligation to deliver shares of Common Stock or pay cash in respect of any Award under the Plan shall be subject to applicable federal, state and local tax withholding requirements. Federal, state and local withholding tax due at the time of an Award, upon the exercise of any Option or SAR or upon the vesting of, or expiration of restrictions with respect to, Restricted Shares or Restricted Stock Units or the attainment of performance measures applicable to a Performance Award, as appropriate, may, in the discretion of the Committee, be paid in shares of Common Stock already owned by the Holder or through the withholding of shares otherwise issuable to such Holder, upon such terms and conditions (including the conditions referenced in Section 6.5) as the Committee shall determine. For the avoidance of doubt, the Committee may, in its discretion, allow for tax withholding in respect of any Award up to the maximum withholding rate applicable to the Holder. If the Holder shall fail to pay, or make arrangements satisfactory to the Committee for the payment to the Company of, all such federal, state and local taxes required to be withheld by the Company, then the Company shall, to the extent permitted by law, have the right to deduct from any payment of any kind otherwise due to such Holder an amount equal to any federal, state or local taxes of any kind required to be withheld by the Company with respect to such Award.
10.10 Nonexclusivity of the Plan. The adoption of the Plan by the Board shall not be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including the granting of stock options and the awarding of stock and cash otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.
10.11 Exclusion from Other Plans. By acceptance of an Award, unless otherwise provided in the applicable Agreement, each Holder shall be deemed to have agreed that such Award is special incentive compensation that will not be taken into account, in any manner, as salary, compensation or bonus in determining the amount of any payment under any pension, retirement or other benefit plan, program or policy of the Company or any Subsidiary of the Company. In addition, each beneficiary of a deceased Holder shall be deemed to have agreed that such Award will not affect the amount of any life insurance coverage, if any, provided by the Company on the life of the Holder which is payable to such beneficiary under any life insurance plan of the Company or any Subsidiary of the Company.
10.12 Unfunded Plan. Neither the Company nor any Subsidiary of the Company shall be required to segregate any cash or any shares of Common Stock which may at any time be represented by Awards, and the Plan shall constitute an “unfunded” plan of the Company. Except as provided in Article VIII with respect to Awards of Restricted Shares and except as expressly set forth in an Agreement, no Holder shall have voting or other rights with respect to the shares of Common Stock covered by an Award prior to the delivery of such shares. Neither the Company nor any Subsidiary of the Company shall, by any provisions of the Plan, be deemed to be a trustee of any shares of Common Stock or any other property, and the liabilities of the Company and any Subsidiary of the Company to any Holder pursuant to the Plan shall be those of a debtor pursuant to such contract obligations as are created by or
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pursuant to the Plan, and the rights of any Holder, former service provider or beneficiary under the Plan shall be limited to those of a general creditor of the Company or the applicable Subsidiary of the Company, as the case may be. In its sole discretion, the Board may authorize the creation of trusts or other arrangements to meet the obligations of the Company under the Plan, provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.
10.13 Governing Law. The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware.
10.14 Accounts. The delivery of any shares of Common Stock and the payment of any amount in respect of an Award shall be for the account of the Company or the applicable Subsidiary of the Company, as the case may be, and any such delivery or payment shall not be made until the recipient shall have paid or made satisfactory arrangements for the payment of any applicable withholding taxes as provided in Section 10.9.
10.15 Legends. Any statement of ownership evidencing shares of Common Stock subject to an Award shall bear such legends as the Committee deems necessary or appropriate to reflect or refer to any terms, conditions or restrictions of the Award applicable to such shares, including any to the effect that the shares represented thereby may not be disposed of unless the Company has received an opinion of counsel, acceptable to the Company, that such disposition will not violate any federal or state securities laws.
10.16 Company’s Rights. The grant of Awards pursuant to the Plan shall not affect in any way the right or power of the Company to make reclassifications, reorganizations or other changes of or to its capital or business structure or to merge, consolidate, liquidate, sell or otherwise dispose of all or any part of its business or assets.
10.17 Section 409A. The Plan and the Awards made hereunder are intended to be (i) “stock rights” exempt from Section 409A of the Code (“Section 409A”) pursuant to Treasury Regulations § 1.409A-1(b)(5), (ii) “short-term deferrals” exempt from Section 409A or (iii) payments which are deferred compensation and paid in compliance with Section 409A, and the Plan and each Agreement shall be interpreted and administered accordingly. Any adjustments of Awards intended to be “stock rights” exempt from Section 409A pursuant to Treasury Regulations § 1.409A-1(b)(5) shall be conducted in a manner so as not to constitute a grant of a new stock right or a change in the time and form of payment pursuant to Treasury Regulations §1.409A-1(b)(5)(v). In the event an Award is not exempt from Section 409A, (x) payment pursuant to the relevant Agreement shall be made only on a permissible payment event or at a specified time in compliance with Section 409A, (y) no accelerated payment shall be made pursuant to Section 10.1(b) unless the Board Change, Approved Transaction or Control Purchase constitutes a “change in control event” under Treasury Regulations §1.409A-3(i)(5) or otherwise constitutes a permissible payment event under Section 409A and (z) no amendment or modification of such Award may be made except in compliance with the anti-deferral and anti-acceleration provisions of Section 409A. No deferrals of compensation otherwise payable under the Plan or any Award shall be allowed, whether at the discretion of the Company or the Holder, except in a manner consistent with the requirements of Section 409A. If a Holder is identified by the Company as a “specified employee” within the meaning of Code Section 409A(a)(2)(B)(i) on the date on which such Holder has a “separation from service” (other than due to death) within the meaning of Treasury Regulation § 1.409A-1(h), any Award payable or settled on account of a separation from service that is deferred compensation subject to Code Section 409A shall be paid or settled on the earliest of  (1) the first business day following the expiration of six months from the Holder’s separation from service, (2) the date of the Holder’s death, or (3) such earlier date as complies with the requirements of Code Section 409A. Notwithstanding the foregoing, the Company makes no representations that the Plan or any Award shall be exempt from or comply with Section 409A and makes no undertaking to preclude Section 409A from applying to the Award or the Plan. Unless otherwise provided in a separate agreement with the Holder, if any Award fails to meet the requirements of Section 409A, neither the Company nor any of its Affiliates shall have any liability for any tax, penalty or interest imposed on any Holder under Section 409A, and the Holder shall have no recourse against the Company or any of its Affiliate for payment of any such tax, penalty or interest imposed by Section 409A.
10.18 Administrative Blackouts. In addition to its other powers hereunder, the Committee has the authority to suspend (i) the exercise of Options or SARs and (ii) any other transactions under the Plan as it deems necessary or appropriate for administrative reasons.
10.19 Clawback Policy. Notwithstanding any other provisions in this Plan, any Award shall be subject to recovery or clawback by the Company under any clawback policy adopted by the Company, and as may be required by any applicable law, government regulation or stock exchange listing requirement.
A-13 | QURATE RETAIL, INC.  2020 PROXY STATEMENT

10.20 Stock Ownership Guidelines. Any Award shall be subject to any applicable stock ownership guidelines adopted by the Company, as amended or superseded from time to time.
10.21 Non-Uniform Treatment. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award Agreements, as to the persons to receive Awards under the Plan, and the terms and provisions of Awards under the Plan.
QURATE RETAIL, INC.  2020 PROXY STATEMENT | A-14

SCAN TO VIEW MATERIALS & VOTE BROADRIDGE CORPORATE ISSUER SOLUTIONS C/O QURATE RETAIL, INC. P.O. BOX 1342 BRENTWOOD, NY 11717 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. New York City time on May 20, 2020 for shares held directly and by 11:59 p.m. New York City time on May 18, 2020 for shares held in the Liberty Media 401(k) Savings Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/QRI2020 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. New York City time on May 20, 2020 for shares held directly and by 11:59 p.m. New York City time on May 18, 2020 for shares held in the Liberty Media 401(k) Savings Plan. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D08879-P35582 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY QURATE RETAIL, INC. For Withhold For All To withhold authority to vote for any individual The Board of Directors recommends a vote FOR all the nominees listed in Proposal 1. All All Except nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. 1. Election of Directors Nominees: 01) Fiona P. Dias 02) Evan D. Malone 03) David E. Rapley 04) Larry E. Romrell ! ! ! The Board of Directors recommends a vote FOR Proposals 2, 3 and 4. 2. A proposal to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2020. 3. A proposal to adopt the Qurate Retail, Inc. 2020 Omnibus Incentive Plan. 4. The say-on-pay proposal, to approve, on an advisory basis, the compensation of our named executive officers. For Against Abstain ! ! ! ! ! ! ! ! ! NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. For address changes and/or comments, please check this box and write them ! on the back where indicated. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Proxy Statement and Annual Report are available at www.proxyvote.com. D08880-P35582 QURATE RETAIL, INC. Annual Meeting of Stockholders May 21, 2020, 8:00 a.m. Mountain time This proxy is solicited by the Board of Directors The undersigned hereby appoint(s) Renee L. Wilm and Brian J. Wendling, or either of them, as proxies, each with the power to appoint a substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Series A common stock and/or Series B common stock held by the undersigned at the Annual Meeting of Stockholders to be held at 8:00 a.m., Mountain time, on May 21, 2020, via a live webcast accessible at www.virtualshareholdermeeting.com/QRI2020, and any adjournment or postponement thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR PROPOSALS 2, 3 AND 4. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, THE PERSONS NAMED IN THIS PROXY WILL VOTE IN THEIR DISCRETION. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE. Address Changes/Comments: (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) CONTINUED AND TO BE SIGNED ON REVERSE SIDE